     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 30, 2007.

                                                             FILE NO. 333-127380

                                                                       811-07329

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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-6

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                  ------------

PRE-EFFECTIVE AMENDMENT NO.                                                 / /
POST-EFFECTIVE AMENDMENT NO. 3                                              /X/

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 107                                                           /X/

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                             SEPARATE ACCOUNT VL I

                           (Exact Name of Registrant)

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                              (Name of Depositor)

                                 P.O. BOX 2999
                            HARTFORD, CT 06104-2999

                   (Address of Depositor's Principal Offices)

                                 (860) 843-3585

              (Depositor's Telephone Number, Including Area Code)

                              JERRY K. SCHEINFELDT
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                 P.O. BOX 2999
                            HARTFORD, CT 06104-2999

                    (Name and Address of Agent for Service)

                                  ------------

            INDIVIDUAL VARIABLE LIFE CONTRACTS -- THE REGISTRANT HAS
           REGISTERED AN INDEFINITE AMOUNT OF SECURITIES PURSUANT TO
         RULE 24F-2 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

It is proposed that this filing will become effective:

/ /    immediately upon filing pursuant to paragraph (b) of Rule 485
/ /    on              , 2007 pursuant to paragraph (b) of Rule 485
/ /    60 days after filing pursuant to paragraph (a)(1) of Rule 485
/X/    on August 1, 2007 pursuant to paragraph (a)(1) of Rule 485
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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                        NOTICE TO EXISTING POLICY OWNERS

    This product prospectus will be distributed to prospective purchasers in connection with sales occurring on or after May 1, 2007. However, it will also be distributed to owners who purchase their policy before May 1, 2007.

    Prospectuses for policies often undergo certain changes in their terms from year to year to reflect any changes in the policies. The changes include such things as the liberalization of benefits, the exercise of rights reserved under the policy, the alteration of administrative procedures and changes in the investment options available. Any such change may OR MAY NOTapply to policies issued prior to the effective date of the change. This product prospectus reflects the status of the product as of May 1, 2007. Therefore, this prospectus may contain information that is inapplicable to your policy. You should consult your policy to verify whether any particular provision applies to you and which investment options you may elect. In the event of any conflict between this prospectus and your policy, the terms of your policy will control.

                                     PART A

HARTFORD QUANTUM II
VARIABLE UNIVERSAL LIFE INSURANCE

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES ISSUED BY:
HARTFORD LIFE INSURANCE COMPANY -- HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL I OR
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY -- HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT VL I
P.O. BOX 2999
HARTFORD, CT 06104-2999

TELEPHONE: (800)-231-5453

PROSPECTUS DATED: MAY 1, 2007


AMENDED ON [AUGUST 1, 2007]


                                                             [THE HARTFORD LOGO]

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This Prospectus describes information you should know before you purchase Hartford Quantum II variable universal life insurance policy (the "Policy). This prospectus describes two policies (one issued by Hartford Life Insurance Company and one issued by Hartford Life and Annuity Insurance Company). Refer to your policy to identify which policy you own. Please read it carefully before you purchase your variable universal life insurance policy. Some policy features may not be available in some states.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Policy is a contract between you and Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company. Hartford Life and Annuity Insurance Company does not solicit or issue insurance products in New York. Refer to the first page of your Policy for the name of the issuing company. The issuing company referred to in this prospectus as The Company. You agree to make sufficient Premium Payments to us and we agree to pay a death benefit to your beneficiary or pay the other benefits described in this Prospectus. Some policy features may not be available in some states and there may be differences in your Policy from descriptions contained in this Prospectus because of differences in state law. Your actual Policy and any endorsements are the controlling documents.

This Policy is a flexible premium variable universal life insurance policy. It is:

X Flexible because you may increase, decrease or stop your Premium Payments at any time and because you have a variety of riders to choose from.

X Variable because the value of your life insurance policy will fluctuate with the performance of the Sub-Accounts you select including the Fixed Account and the Benefit Account.

You may allocate your Premium Payments after we deduct any applicable charges and premium taxes, which we call your Net Premium Payment, to two parts of your Policy. The first part is the BENEFIT ACCOUNT. This account supports the Policy's Face Amount and policy riders. Premiums allocated to the Benefit Account, in addition to other transactions, are also used to determine if the POLICY PROTECTION BENEFIT is available. This benefit can prevent your Policy from lapsing and is described in this Prospectus and your Policy.

In addition, you may allocate your Premium Payments to the INVESTMENT ACCOUNT. This account is made up of the Fixed Account along with the Sub-Accounts listed below. The following Sub-Accounts are available for investment:

AIM VARIABLE INSURANCE FUNDS

  AIM V.I. Capital Appreciation Fund (Series I)
  AIM V.I. Capital Development Fund (Series I)
  AIM V.I. Mid Cap Core Equity Fund (Series I)
  AIM V.I. Small Cap Equity Fund (Series I)

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

  AllianceBernstein VPS International Growth Portfolio (Class B)
  AllianceBernstein VPS International Value Portfolio (Class B)
  AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B)

AMERICAN FUNDS INSURANCE SERIES

  American Funds Asset Allocation Fund (Class 2)
  American Funds Blue Chip Income and Growth Fund (Class 2)
  American Funds Bond Fund (Class 2)
  American Funds Global Growth Fund (Class 2)
  American Funds Global Small Capitalization Fund (Class 2)
  American Funds Growth Fund (Class 2)
  American Funds Growth-Income Fund (Class 2)
  American Funds International Fund (Class 2)
  American Funds New World Fund (Class 2)

FIDELITY VARIABLE INSURANCE PRODUCTS

  Fidelity VIP Contrafund Portfolio (Service Class II)
  Fidelity VIP Equity-Income Portfolio (Service Class II)
  Fidelity VIP Mid Cap Portfolio (Service Class II)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

  Franklin Income Securities Fund (Class 2)
  Franklin Small Cap Value Securities Fund (Class 2)
  Mutual Discovery Securities Fund (Class 2)
  Mutual Shares Securities Fund (Class 2)
  Templeton Global Income Securities Fund (Class 2)
  Templeton Growth Securities Fund (Class 2)

HARTFORD SERIES FUND, INC. AND HARTFORD SERIES HLS FUND II, INC. (SERIES II DENOTED BY ASTERISK)

  Hartford Advisers HLS Fund (Class IA)
  Hartford Disciplined Equity HLS Fund (Class IA)
  Hartford Dividend and Growth HLS Fund (Class IA)
  Hartford Growth Opportunities HLS Fund* (Class IA)
  Hartford Index HLS Fund (Class IA)
  Hartford International Opportunities HLS Fund (Class IA)
  Hartford International Small Company HLS Fund (Class IA)
  Hartford Money Market HLS Fund (Class IA)
  Hartford Mortgage Securities HLS Fund (Class IA)
  Hartford Small Company HLS Fund (Class IA)
  Hartford Stock HLS Fund (Class IA)
  Hartford Total Return Bond HLS Fund (Class IA)
  Hartford Value Opportunities HLS Fund* (Class IA)

LORD ABBETT SERIES FUND, INC.

  Lord Abbett America's Value Portfolio (Class VC)
  Lord Abbett Growth and Income Portfolio (Class VC)

MFS VARIABLE INSURANCE TRUST

  MFS Investors Trust Series (Initial Class)
  MFS New Discovery Series (Initial Class)
  MFS Total Return Series (Initial Class)

OPPENHEIMER VARIABLE ACCOUNT FUNDS

  Oppenheimer Capital Appreciation Fund/VA (Service Shares)
  Oppenheimer Global Securities Fund/VA (Service)
  Oppenheimer Main Street Fund/VA (Service)

PUTNAM VARIABLE TRUST

  Putnam VT Capital Opportunities Fund (Class IB)
  Putnam VT Equity Income Fund (Class IB)
  Putnam VT Growth and Income Fund (Class IB)
  Putnam VT High Yield Fund (Class IB)
  Putnam VT Income Fund (Class IB)
  Putnam VT International Equity Fund (Class IB)
  Putnam VT New Opportunities Fund (Class IB)
  Putnam VT Small Cap Value Fund (Class IB)
  Putnam VT Voyager Fund (Class IB)

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

  Van Kampen UIF U.S. Mid Cap Value Portfolio (Class II)

VAN KAMPEN LIFE INVESTMENT TRUST

  Van Kampen LIT Comstock Portfolio (Class II)

The Benefit Account, Investment Account, including the Fixed Account and Sub-Accounts, are individually and collectively referred to as "Investment Choices."

This Policy and its features may not be available for sale in all states. This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus. Replacing any existing life insurance policy with this policy may not be to your advantage.

This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).

This life insurance Policy IS NOT:

-   a bank deposit or obligation;

-   federally insured; or

-   endorsed by any bank or governmental agency.

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TABLE OF CONTENTS


                                                                          PAGE
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SUMMARY OF BENEFITS AND RISKS                                                  4
FEE TABLES                                                                     6
  Hartford Life Insurance Company                                              6
  Harford Life and Annuity Insurance Company                                   9
ABOUT US                                                                      19
  The Insurance Companies                                                     19
  The Separate Accounts                                                       19
THE FIXED ACCOUNT AND THE BENEFIT ACCOUNT                                     19
  The Funds                                                                   19
CHARGES AND DEDUCTIONS                                                        25
GENERAL DESCRIPTION OF THE POLICY                                             31
POLICY LIMITATIONS                                                            32
HOW THE POLICY WORKS                                                          37
DEATH BENEFITS                                                                41
SURRENDERING AND MAKING WITHDRAWALS FROM YOUR POLICY                          43
LOANS                                                                         44
LAPSE AND REINSTATEMENT                                                       45
FEDERAL TAX CONSIDERATIONS                                                    47
LEGAL PROCEEDINGS                                                             51
RESTRICTIONS ON FINANCIAL TRANSACTIONS                                        52
ILLUSTRATIONS OF POLICY BENEFITS                                              52
FINANCIAL STATEMENTS                                                          52
GLOSSARY OF SPECIAL TERMS                                                     53
APPENDIX A -- HYPOTHETICAL ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT           54
VALUES AND CASH SURRENDER VALUES
WHERE YOU CAN FIND MORE INFORMATION                                           63

4

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SUMMARY OF BENEFITS AND RISKS

This section contains a summary of the benefits available under the policy and the principal risks of purchasing the policy. It is only a summary and you should read the entire prospectus.

Please note that this prospectus describes two policies (one issued by Hartford Life Insurance Company and one issued by Hartford Life and Annuity Insurance Company); the material differences in these policies are described throughout this prospectus.

BENEFITS OF YOUR POLICY

DEATH BENEFIT -- Since this is a life insurance policy, the primary reason to purchase it is for the death benefit. While the Policy is in force and when the insured dies, we pay a death benefit to your beneficiary.

POLICY PROTECTION BENEFIT -- If the Policy Protection Test is met, this benefit will prevent the policy from entering default if on any Monthly Activity Date Your Policy value is not sufficient to cover the Monthly Deductions Amount unless indebtedness exceeds cash value. This benefit is commonly referred to as a "secondary no-lapse death benefit guarantee."

FLEXIBILITY -- This Policy is designed to be flexible to help meet your specific life insurance needs. You have the flexibility to choose investment options, and the amount and timing of the Premium Payments you make.

INVESTMENT CHOICES -- You may elect to invest in up to twenty total Investment Choices at any one time. You may choose from a variety of Sub-Accounts, the Fixed Account, and the Benefit Account.

RIGHT TO EXAMINE YOUR POLICY -- You have a limited right to return the Policy for cancellation after you receive it. See "General Description of the Policy -- Policy Rights."

LOANS -- You may take a loan on the Policy using the Policy to secure the loan.

TAX BENEFITS -- In most cases, you are not taxed on earnings until you take earnings out of the Policy (commonly known as "tax-deferral"). The death benefit may be subject to Federal and state estate taxes, but your beneficiary will generally not be subject to income tax on the death benefit.

RIDERS AND OTHER BENEFITS -- You may select from a variety of riders and other benefits that are available at this time.

RISKS OF YOUR POLICY

THIS IS A BRIEF DISCUSSION OF SOME OF THE RISKS OF YOUR POLICY. EACH RISK IS DISCUSSED IN MORE DETAIL IN THE RELATED SECTION OF THIS PROSPECTUS.

IMPACT OF TRANSACTIONS ON POLICY PROTECTION BENEFIT AND POLICY PROTECTION ACCOUNT -- Policy transactions such as transfers, withdrawals, and loans, from the Benefit Account will have a negative impact on the availability of the Policy Protection Benefit. In addition, since premium payments applied to the Investment Account do not impact the value of the Policy Protection Account, the protection provided by the Policy Protection Benefit may not be available even if substantial premium payments have been applied to the Policy. Therefore, you should work with your registered representative to determine the proper allocation of premium payments between the Investment Account and Benefit Account to meet your objectives.

INVESTMENT PERFORMANCE RISK -- The value of your Policy will fluctuate with the performance of the Sub-Accounts you choose. In your Investment Account, the Sub-Accounts may decline in value, or they may not perform to your expectations. Assets in the Sub-Accounts are not guaranteed. You bear the investment risk of any Account Value in the Sub-Accounts. Charges and fees may have a significant impact on policy Account Value and the investment performance of the Sub-Accounts (particularly with policies with lower Account Value). A comprehensive discussion of the risks of the underlying Funds held by each Sub-Account may be found in the underlying Fund's prospectus. You should read the prospectus of each Fund before investing.

UNSUITABLE FOR SHORT-TERM SAVINGS -- The Policy is designed for long term financial planning. You should not purchase the Policy to meet short-term goals or if you will need the Premium Payment in a short time period.

RISK OF LAPSE -- Your Policy could terminate, or "lapse", if the value of the Policy becomes too low to support the Policy's monthly charges and the Policy Protection Benefit is not available or if the policy indebtedness exceeds cash value. If this occurs, we will notify you in writing. You will then have a 61-day grace period to pay additional amounts to prevent the Policy from terminating.

WITHDRAWAL LIMITATIONS -- Withdrawals are not allowed in the first policy year. After the first Policy Year, one partial withdrawal is allowed each month. The minimum allowed is $500, and the maximum allowed is the Cash Surrender Value minus $1,000. Withdrawals will reduce your Policy's Death Benefit, may increase the risk of policy lapse, are subject to a withdrawal charge and may be subject to a surrender charge.

WITHDRAWAL RISKS -- Withdrawals will reduce your Policy's death benefit, may increase the risk of policy lapse, and may be subject to a withdrawal charge. In addition, withdrawals from the Benefit Account will adversely impact the availability of the Policy Protection Benefit.

TRANSFER LIMITATIONS -- We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. Transfer charges may apply.

LOANS -- Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on the Policy's Account Value, and will reduce the death proceeds. In addition, loans will adversely impact the availability of the Policy Protection Benefit.

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TAX RISKS -- We anticipate that the Policy should generally be treated as a life insurance contract under Federal tax law. There is less guidance, however, with respect to Policies issued on a substandard risk basis, and it is not clear whether such Policies will be treated as life insurance under all circumstances. You should consult with and rely on the advice of your own tax advisor.

ADVERSE TAX CONSEQUENCES -- You may be subject to income tax if you receive any loans, withdrawals or other amounts from the Policy, and you may be subject to a 10% penalty tax. There could be significant adverse tax consequences if the Policy should lapse or be surrendered when there are loans outstanding.

TAX LAW CHANGES -- Tax laws, regulations, and interpretations are subject to change. Such changes may impact the expected tax benefits of purchasing this Policy.

CREDIT RISK -- Any guarantee provided by the Policy or any rider, and the Fixed Account and Benefit Account obligations depend on the Company's financial ability to fulfill its obligations. You should review the Company's financial statements, which are available upon request and are attached to the Statement of Additional Information (SAI).

INCREASE IN CURRENT FEES AND EXPENSES -- Certain Policy fees and expenses may be currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

RISKS OF INVESTMENT IN THE FUNDS

A comprehensive discussion of the risks of each Fund may be found in each Fund's prospectus. Each fund has its own goal, investment objective and investment strategies that affect the risks associated in investing in that Fund. There is no assurance that a Fund will achieve their stated goal and/or investment objective and Fund fees and expenses may increase.

6

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FEE TABLES -- HARTFORD LIFE INSURANCE COMPANY

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy.

This table describes the maximum fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, take a withdrawal from the Policy or transfer account value between investment options. Your specific fees and charges are described on the specification page of your Policy.

TRANSACTION FEES


       CHARGE                      WHEN DEDUCTED                                          AMOUNT DEDUCTED
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Premium Charge (1)    When you make a Premium Payment where     Maximum Charge
                      all or a portion of it is allocated to    6.25% of each premium payment allocated to the Benefit Account and
                      the Benefit Account and when you          of any value transferred from the Investment Account to the Benefit transfer amounts to the Benefit Account.  Account.
Tax Charge            When you make a Premium Payment           A percent of premium which varies by your state and municipality of residence. The range of tax charge is generally between 0% and
                                                                4%.This rate will change if your state or municipality changes its tax charges. It may change if you change your state or municipality of residence.
Benefit Account       If you surrender your policy:             Minimum Charge for 1st year surrender
Surrender Charge      - During the first 19 Policy Years        $7.61 per $1,000 of initial Face Amount for a 18 year-old female
(for policies issued  - Within 19 years of an increase in your  preferred non-nicotine.
before August 1,      Face Amount under the Cost of Living      Maximum Charge for 1st year surrender
2007) (2)(4)          Adjustment Rider, if elected              $37.17 per $1,000 of initial Face Amount for a 65 year-old female standard non-nicotine.
                                                                Charge for a representative insured for 1st year surrender
                                                                $32.57 per $1,000 of initial Face Amount for a 58 year-old male standard non-nicotine.
Benefit Account       If you surrender your policy:             Minimum Charge for 1st year surrender
Surrender Charge      - During the first 19 Policy Years        $7.61 per $1,000 of initial Face Amount for a 0-year-old female
(for policies issued  - Within 19 years of an increase in your  standard non-nicotine.
on or after August    Face Amount under the Cost of Living      Maximum Charge for 1st year surrender
1, 2007) (2)(4)       Adjustment Rider, if elected              $37.17 per $1,000 of initial Face Amount for a 61-year-old male preferred non-nicotine.
                                                                Charge for a representative insured for 1st year surrender
                                                                $32.57 per $1,000 of initial Face Amount for a 58-year-old male standard non-nicotine.
Investment Account    - If you surrender your policy within 7   7% of the amount surrendered or withdrawn.
Surrender Charge (4)  years of allocating a premium payment to the Investment Account
                      - If you make a withdrawal from the
                      Investment Account within 7 years of
                      allocating a premium payment to the
                      Investment Account
Total Overall         When you make a surrender                 See the Benefit Account Surrender Charge and the Investment Account
Maximum Surrender                                               Surrender Charge sections above.
Charges (both
Benefit Account
Surrender Charges
and Investment
Account Charges) (5)
Administrative        When you request a transfer after the     $25 per transfer.*
Transfer Fee          first requested transfer in any month.
Withdrawal Charge     When you take a withdrawal.               $10 per withdrawal.*
Investment Account    When you request to transfer value from   3% of the amount transferred
Transfer Charge       the Investment Account to the Benefit
                      Account and the transfer is made within
                      5 years of allocating the premium to the
                      Investment Account


*   Not currently being assessed.

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The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including the fees and expenses of the underlying mutual funds you may select.

CHARGES OTHER THAN FUND OPERATING EXPENSES


       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
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Cost of Insurance     Monthly.                                  Minimum Charge
Charges (for                                                    $0.005471 per $1,000 of the net amount at risk.
policies issued                                                 Maximum Charge
before August 1,                                                $83.333333 per $1,000 of the net amount at risk for a 27-year-old
2007) (2)                                                       female preferred plus non-nicotine in the first year.
                                                                Charge for a representative insured
                                                                $0.220039 per $1,000 of the net amount at risk for a 58-year-old male standard non-nicotine in the first year.
Cost of Insurance     Monthly.                                  Minimum Charge
Charges (for                                                    $0.015000 per $1,000 of the net amount at risk for a 5-year-old
policies issued on                                              female standard non-nicotine.
or after August 1,                                              Maximum Charge
2007) (2)                                                       $79.31167 per $1,000 of the net amount at risk for a male preferred nicotine.
                                                                Charge for a representative insured
                                                                $0.646667 per $1,000 of the net amount at risk for a 58-year-old male standard non-nicotine in first year.
Mortality and         Monthly.                                  0.1125% (1.35% annually) of the amounts invested in any
Expense Risk Charge                                             Sub-Accounts.
Monthly per $1,000    Monthly.                                  Minimum Charge
Charge (for policies                                            $0.1667 ($2.00 annually) per $1,000 of initial Face Amount for a
issued before August                                            0-year-old male.
1, 2007) (2)                                                    Maximum Charge
                                                                $2.50 ($30.00 annually) per $1,000 of initial Face Amount for a
                                                                85-year-old male nicotine.
                                                                Charge for a representative insured
                                                                $0.5388 ($6.47 annually) per $1,000 of initial Face Amount for a
                                                                58-year-old male standard non-nicotine.
Monthly per $1,000    Monthly.                                  Minimum Charge
Charge (for policies                                            $0.1667 ($2.00 annually) per $1,000 of initial Face Amount for a
issued on or after                                              18-year-old male preferred plus non-nicotine.
August 1, 2007) (2)                                             Maximum Charge
                                                                $2.50 ($30.00 annually) per $1,000 of initial Face Amount for a
                                                                80-year-old male nicotine.
                                                                Charge for a representative insured
                                                                $0.5388 ($6.47 annually) per $1,000 of initial Face Amount for a
                                                                58-year-old male standard non-nicotine.
Monthly               Monthly.                                  Maximum
Administrative                                                  $10
Charge
Loan Interest Rate    Monthly, if you have taken a loan on      0.42% (5.0% annually) of Loan Indebtedness
(3)                   your Policy.


(1) The maximum premium charge is 6.25% of each Premium Payment in Policy Years 1 through 20 and 4.25% of each Premium Payment in Policy Years 21 or more.

(2) This charge depends on the individual characteristics of the insured (e.g., age, risk class). Each increase in the Face Amount due to the Cost of Living Adjustment Rider will be treated as a separate insurance segment and therefore the Monthly per $1,000 Charge, the Benefit Account Surrender Charge and Cost of Insurance Charge for each such insurance segment will depend on the individual characteristics of the insured at the time of the increase. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.

(3) During Policy Years 1 - 10 the Loan Interest Rate is 5.0% for all Policy Loans. During Policy Years 11 and later the maximum Loan Interest Rate is 3.25% for preferred loans and 4.25% for non preferred loans. Any Account Value in the Loan Account will be credited with interest at an annual rate of 3.0%.

(4) The Policy is subject to an overall Maximum Surrender Charge which combines the Benefit Account Surrender Charges and the Investment Account Surrender Charge.

(5) The Total Overall Maximum Surrender Charge is a limit or cap on the actual amount of the surrender charges that can be assessed each year under both the Benefit Account Surrender Charge and the Investment Account Surrender Charge. The Total Overall Maximum Surrender Charge is reduced by surrender charges incurred as a result of surrenders from the Investment Account.

8

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ANNUAL CHARGES OTHER THAN FUND OPERATING EXPENSES -- CONTINUED


   RIDER CHARGES              WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
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Waiver of Specified   Monthly.                                  Minimum Charge
Amount Disability                                               $0.04 per $1 of specified amount for a 20-year-old male in the first
Benefit Rider (1)                                               year.
                                                                Maximum Charge
                                                                $0.199 per $1 of specified amount for a 59-year-old female in the first year.
                                                                Charge for a representative insured
                                                                $0.137 per $1 of specified amount for a 58-year-old male in the first year.
Waiver of Specified   Monthly.                                  Minimum Charge
Amount Disability                                               $0.039 per $1 of specified amount for a 30-year-old male in year 1.
Benefit Rider                                                   Maximum Charge
(available for                                                  $0.107 per $1 of specified amount for a 59-year-old female in year
policies issued                                                 1.
after March 12,                                                 Charge for a representative insured
2007)                                                           $0.088 per $1 of specified amount for a 58-year-old male in year 1.
Accidental Death      Monthly.                                  Minimum Charge
Benefit Rider (1)                                               $0.083 per $1,000 of the net amount at risk for a 10-year-old in the first year.
                                                                Maximum Charge
                                                                $0.18 per $1,000 of the net amount at risk for a 60-year-old in the first year.
                                                                Charge for a representative insured
                                                                $0.172 per $1,000 of the net amount at risk for a 58-year-old in the first year.
Monthly Deduction     Monthly.                                  Minimum Charge
Amount Waiver Rider                                             6.9% of the monthly deduction amount for a 20-year-old male
(for policies issued                                            preferred non-nicotine in the first year.
before August 1,                                                Maximum Charge
2007) (1)                                                       33.3% of the monthly deduction amount for a 55-year-old female in the first year.
                                                                Charge for a representative insured
                                                                23% of the monthly deduction amount for a 58-year old male preferred non-nicotine in the first year.
Monthly Deduction     Monthly.                                  Minimum Charge
Amount Waiver Rider                                             6.9% of the monthly deduction amount for a 20-year-old male
(for policies issued                                            preferred non-nicotine in the first year.
on or after August                                              Maximum Charge
1, 2007) (1)                                                    34.5% of the monthly deduction amount for a 56-year-old female in the first year.
                                                                Charge for a representative insured
                                                                23% of the monthly deduction amount for a 58-year-old male preferred non-nicotine in the first year.
Child Rider           Monthly.                                  The fee is $0.50 per $1,000 of Child Rider coverage
Policy Continuation   When you exercise the benefit.            7% of Account Value
Rider


(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.

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FEE TABLES -- HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the maximum fees and expenses that you will pay at the time that you buy the policy, surrender the policy, take a withdrawal or transfer cash value between investment options. Your specific fees and charges are described on the specification page of your policy.

TRANSACTION FEES


       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Premium Charge (1)    When you make a premium payment where     Maximum Charge
                      all or a portion of it is allocated to    6.25% of each premium payment allocated to the Benefit Account and
                      the Benefit Account and when you          of any value transferred from the Investment Account to the Benefit transfer amounts to the Benefit Account.  Account.
Tax Charge            When you make a premium payment.          A percent of premium which varies by your state and municipality of residence. The range of tax charge is generally between 0% and 4%.
                                                                This rate will change if your state or municipality changes its tax charges. It may change if you change your state or municipality of residence.
Benefit Account       When you surrender your policy:           Minimum Charge for 1st year surrender
Surrender Charge      - During the first 19 Policy Years        $7.61 per $1,000 of the initial Face Amount for an 18-year- old
(for policies issued  - Within 19 years of an increase in your  female.
before August 1,      Face Amount under the Cost of Living      Maximum Charge for 1st year surrender
2007) (2)(3)          Adjustment Rider, if elected.             $37.17 per $1,000 of the initial Face Amount for a 65-year-old female nicotine.
                                                                Charge for representative insured for 1st year surrender
                                                                $28.64 per $1,000 of the initial Face Amount for a 55-year-old male standard non-nicotine.
Benefit Account       If you surrender your policy:             Minimum Charge for 1st year surrender
Surrender Charge      - During the first 19 Policy Years        $7.61 per $1,000 of initial Face Amount for a 18-year-old female
(for policies issued  - Within 19 years of an increase in your  preferred plus non-nicotine.
on or after August    Face Amount under the Cost of Living      Maximum Charge for 1st year surrender
1, 2007) (2)(3)       Adjustment Rider, if elected              $37.17 per $1,000 of initial Face Amount for a 65-year-old female standard non-nicotine.
                                                                Charge for a representative insured for 1st year surrender
                                                                $32.57 per $1,000 of initial Face Amount for a 55-year-old male standard non-nicotine.
Investment Account    - If you surrender your policy within 7   7% of the amount surrendered or withdrawn.
Surrender Charge (3)  years of allocating a premium payment to the Investment Account
                      - If you make a withdrawal from the
                      Investment Account within 7 years of
                      allocating a premium payment to the
                      Investment Account
Total Overall         When you make a surrender                 See The Benefit Account Surrender Charge and The Investment Account
Maximum Surrender                                               Surrender Charge sections above.
Charges (both
Benefit Account
Surrender Charges
and Investment
Account Charges) (4)
Administrative        When you make a transfer after the first  $25 per transfer.*
Transfer Fee          transfer in any month.
Withdrawal Charge     When you take a withdrawal.               $10 per withdrawal.
Investment Account    When your request to transfer value from  3% of the amount transferred.
Transfer Charge       the Investment Account to the Benefit
                      Account and the transfer is made within
                      5 years of allocating the premium to the
                      Investment Account.


(1) The maximum premium charge is 6.25% of each Premium Payment in Policy Years 1 through 20 and 4.25% of each Premium Payment in Policy Years 21 or more.

(2) This charge varies based on individual characteristics of the insured (e.g., age, risk class). Each increase in the Face Amount due to the Cost of Living Adjustment Rider will be treated as a separate insurance segment and therefore the Monthly per $1,000 Charge, the Benefit Account Surrender Charge and Cost of Insurance Charge for each such insurance segment will depend on the individual characteristics of the insured at the time of the increase. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.

(3) The Policy is subject to an overall Maximum Surrender Charge which combines the Benefit Account Surrender Charges and the Investment Account Surrender Charge.

10

-------------------------------------------------------------------------------

(4) The Total Overall Maximum Surrender Charge is a limit or cap on the actual amount of the surrender charge that can be assessed each year under both the Benefit Account Surrender Charge and the Investment Account Surrender Charge. The Total Overall Maximum Surrender Charge is reduced by surrender charges incurred as a result of surrenders from the Investment Account.

*   Not currently being assessed.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

CHARGES OTHER THAN FUND OPERATING EXPENSES


       CHARGE                 WHEN CHARGE IS DEDUCTED                                     AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance     Monthly.                                  Minimum Charge
Charges (for                                                    $0.005471 per $1,000 of the net amount at risk for a 27-year-old
policies issued                                                 female preferred plus non-nicotine in 1styear.
before August 1,                                                Maximum Charge
2007) (1)                                                       $83.333333 per $1,000 of the net amount at risk.
                                                                Charge for a representative insured
                                                                $0.180200 per $1,000 of the net amount at risk for a 55-year-old male standard non-nicotine in the first year.
Cost of Insurance     Monthly.                                  Minimum Charge
Charges (for                                                    $0.015000 per $1,000 of the net amount at risk for a 5-year old
policies issued on                                              female standard non-nicotine.
or after August 1,                                              Maximum Charge
2007) (1)                                                       $79.31167 per $1,000 of the net amount at risk.
                                                                Charge for a representative insured
                                                                $0.485 per $1,000 of the net amount at risk for a 55-year-old male standard non-nicotine in first year.
Mortality and         Monthly.                                  0.1125% (1.35% annually) of the amounts invested in any
Expense Risk Charge                                             Sub-Accounts.
Monthly Per $1,000    Monthly.                                  Minimum Charge
Charge (for policies                                            $0.1667 ($2.00 annually) per 1,000 of initial Face Amount for a
issued before August                                            0-year-old male.
1, 2007) (1)                                                    Maximum Charge
                                                                $2.50 ($30.00 annually) per $1,000 of initial Face Amount for a
                                                                85-year-old male nicotine.
                                                                Charge for a representative insured
                                                                $0.4583 ($5.50 annually) per $1,000 of initial Face Amount for a
                                                                55-year-old male standard non-nicotine.
Monthly per $1,000    Monthly.                                  Minimum Charge
Charge (for policies                                            $0.1667 ($2.00 annually) per $1,000 of initial Face Amount for a
issued on or after                                              0-year-old male.
August 1, 2007) (1)                                             Maximum Charge
                                                                $2.50 ($30.00 annually) per $1,000 of initial Face Amount for a
                                                                80-year-old male nicotine.
                                                                Charge for a representative insured
                                                                $0.4583 ($5.50 annually) per $1,000 of initial Face Amount for a
                                                                55-year-old male standard non-nicotine.
Monthly               Monthly.                                  Maximum
Administrative                                                  $10
Charge
Loan Interest Rate    Monthly if you have taken a loan on your  0.42% (5.0% annually) of Loan Indebtedness annually
(2)                   policy.


(1) This charge varies based on individual characteristics of the insured (e.g., age, risk class). Each increase in the Face Amount due to the Cost of Living Adjustment Rider will be treated as a separate insurance segment and therefore the Monthly per $1,000 Charge, the Benefit Account Surrender Charge and Cost of Insurance Charge for each such insurance segment will depend on the individual characteristics of the insured at the time of the increase. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.

(2) During policy years 1 - 10 the Loan Interest Rate is 5.0% for all Policy Loans. During policy years 11 and later the maximum Loan Interest Rate is 3.25% for preferred loans and 4.25% for non-preferred loans. Any Account Value in the Loan Account will be credited with interest at an annual rate of 3.0%.

-------------------------------------------------------------------------------

   RIDER CHARGES                    WHEN CHARGE IS DEDUCTED                                  AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------
Waiver of Specified   Monthly.                                             Minimum Charge
Amount Disability                                                          $0.04 per $1 of specified amount for a 20-year-old
Benefits Rider (1)                                                         male in the first year.
                                                                           Maximum Charge
                                                                           $0.199 per $1 of specified amount for a 59-year-old
                                                                           female in the first year.
                                                                           Charge for a representative insured
                                                                           $0.088 per $1 of specified amount for a 55-year-old
                                                                           male in the first year.
Waiver of Specified   Monthly.                                             Minimum Charge
Amount Disability                                                          $0.039 per $1 of specified amount for a 30-year-old
Benefit Rider                                                              male in year 1.
(available for                                                             Maximum Charge
policies issued                                                            $0.107 per $1 of specified amount for a 59-year-old
after March 12,                                                            female in year 1.
2007)                                                                      Charge for a representative insured
                                                                           $0.067 per $1 of specified amount for a 55-year-old
                                                                           male in year 1.
Accidental Death      Monthly.                                             Minimum Charge
Benefit Rider (1)                                                          $0.083 per $1,000 of the net amount at risk for a
                                                                           10-year-old in the first year.
                                                                           Maximum Charge
                                                                           $0.18 per $1,000 of the net amount at risk for a
                                                                           60-year-old in the first year.
                                                                           Charge for a representative insured
                                                                           $0.158 per $1,000 of the net amount at risk for a
                                                                           55-year-old in the first year.
Monthly Deduction     Monthly.                                             Minimum Charge
Amount Waiver (for                                                         6.9% of the monthly deduction amount for a
policies issued                                                            20-year-old male preferred non-nicotine in the
before August 1,                                                           first year.
2007) (1)                                                                  Maximum Charge
                                                                           33.3% of the monthly deduction amount for a
                                                                           55-year-old female in the first year.
                                                                           Charge for a representative insured
                                                                           21.8% of the monthly deduction amount for a
                                                                           55-year-old male preferred non-smoker in the first
                                                                           year.
Monthly Deduction     Monthly.                                             Minimum Charge
Amount Waiver Rider                                                        6.9% of the monthly deduction amount for a
(for policies issued                                                       20-year-old male preferred non-nicotine in the
on or after August                                                         first year.
1, 2007) (1)                                                               Maximum Charge
                                                                           34.5% of the monthly deduction amount for a
                                                                           56-year-old female in the first year.
                                                                           Charge for a representative insured
                                                                           21.8% of the monthly deduction amount for a
                                                                           55-year-old male preferred non-smoker in the first
                                                                           year.
Child Rider           Monthly.                                             The fee is $0.50 per $1,000 of Child Rider
                                                                           coverage.
Accelerated Death     When you exercise the benefit.                       Maximum Charge
Benefit Rider for                                                          $300
Terminal Illness
Policy Continuation   When you exercise the benefit.                       7% of Account Value
Rider


(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.

12

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                         ANNUAL FUND OPERATING EXPENSES

Each Sub-account purchases shares of the corresponding underlying Fund at net asset value. The net asset value of an underlying Fund reflects the investment advisory fees and other expenses of the underlying Fund that are deducted from the assets in that underlying fund. These underlying Fund expenses may vary from year to year and are more fully described in each underlying Fund's prospectus.

The first table shows the minimum and maximum total operating expenses charged by the underlying Funds expressed as a percentage of average daily net assets, for the year ended December 31, 2006.

                                                                   MINIMUM            MAXIMUM
--------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
[expenses that are deducted from Fund assets,
including management fees, distribution,
and/or service (12b-1) fees, and other expenses.]                    0.34%              1.48%

                 INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES

The next table shows the Total Annual Fund Operating Expenses for each underlying Fund. The fees and expenses are expressed as a percentage of average net assets for the year ended December 31, 2006. Actual fees and expenses for the underlying Fund vary daily. As a result, the fees and expenses for any given day may be greater or less than the Total Annual Fund Operating Expenses listed below. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund. The information presented, including any expense reimbursement arrangements, is based on publicly available information and is qualified in its entirety by the then current prospectus for each underlying Fund. Not all of the funds listed below are available to new investments or transfers of contract value. Please refer to the fund objective table for more details.

                                                             DISTRIBUTION                            ACQUIRED
                                                                AND/OR                                 FUND
                                           MANAGEMENT       SERVICE (12B-1)         OTHER            FEES AND
UNDERLYING FUND                                FEE               FEES             EXPENSES           EXPENSES
------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
 AIM V.I. Capital Appreciation Fund --
  Series I                                     0.61%                N/A              0.30%              0.00%
 AIM V.I. Capital Development Fund --
  Series I                                     0.75%                N/A              0.34%              0.01%
 AIM V.I. Core Equity Fund -- Series I         0.61%                N/A              0.28%              0.02%
 AIM V.I. Mid Cap Core Equity Fund --
  Series I                                     0.72%                N/A              0.32%              0.02%
 AIM V.I. Small Cap Equity Fund --
  Series I                                     0.75%                N/A              0.53%              0.01%
ALLIANCEBERNSTEIN VARIABLE PRODUCTS
SERIES FUND, INC.
 AllianceBernstein VPS International
  Growth Portfolio -- Class B*                 0.75%              0.25%              0.48%                N/A
 AllianceBernstein VPS International
  Value Portfolio -- Class B*                  0.75%              0.25%              0.10%                N/A
 AllianceBernstein VPS Small/Mid Cap
  Value Portfolio -- Class B*                  0.75%              0.25%              0.11%                N/A
AMERICAN FUNDS INSURANCE SERIES
 American Funds Asset Allocation Fund
  -- Class 2*                                  0.32%              0.25%              0.01%                N/A
 American Funds Blue Chip Income and
  Growth Fund -- Class 2*                      0.42%              0.25%              0.01%                N/A
 American Funds Bond Fund -- Class 2*          0.41%              0.25%              0.01%                N/A
 American Funds Global Growth Fund --
  Class 2*                                     0.55%              0.25%              0.03%                N/A

                                              TOTAL          CONTRACTUAL FEE        NET TOTAL
                                             ANNUAL              WAIVER               ANNUAL
                                            OPERATING        AND/OR EXPENSE         OPERATING
UNDERLYING FUND                             EXPENSES          REIMBURSEMENT          EXPENSES
--------------------------------------  ----------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
 AIM V.I. Capital Appreciation Fund --
  Series I                                     0.91%                 N/A               0.91%  (1)
 AIM V.I. Capital Development Fund --
  Series I                                     1.10%               0.01%               1.09%  (2)
 AIM V.I. Core Equity Fund -- Series I         0.91%                 N/A               0.91%  (3)
 AIM V.I. Mid Cap Core Equity Fund --
  Series I                                     1.06%                 N/A               1.06%  (4)
 AIM V.I. Small Cap Equity Fund --
  Series I                                     1.29%               0.13%               1.16%  (5)
ALLIANCEBERNSTEIN VARIABLE PRODUCTS
SERIES FUND, INC.
 AllianceBernstein VPS International
  Growth Portfolio -- Class B*                 1.48%                 N/A               1.48%
 AllianceBernstein VPS International
  Value Portfolio -- Class B*                  1.10%                 N/A               1.10%
 AllianceBernstein VPS Small/Mid Cap
  Value Portfolio -- Class B*                  1.11%                 N/A               1.11%
AMERICAN FUNDS INSURANCE SERIES
 American Funds Asset Allocation Fund
  -- Class 2*                                  0.58%                 N/A               0.58%  (6)
 American Funds Blue Chip Income and
  Growth Fund -- Class 2*                      0.68%                 N/A               0.68%  (6)
 American Funds Bond Fund -- Class 2*          0.67%                 N/A               0.67%  (6)
 American Funds Global Growth Fund --
  Class 2*                                     0.83%                 N/A               0.83%  (6)

-------------------------------------------------------------------------------

                                                             DISTRIBUTION                            ACQUIRED
                                                                AND/OR                                 FUND
                                           MANAGEMENT       SERVICE (12B-1)         OTHER            FEES AND
UNDERLYING FUND                                FEE               FEES             EXPENSES           EXPENSES
------------------------------------------------------------------------------------------------------------------
 American Funds Global Small
  Capitalization Fund -- Class 2*              0.72%              0.25%              0.05%                N/A
 American Funds Growth Fund -- Class
  2*                                           0.32%              0.25%              0.02%                N/A
 American Funds Growth-Income Fund --
  Class 2*                                     0.27%              0.25%              0.01%                N/A
 American Funds International Fund --
  Class 2*                                     0.50%              0.25%              0.04%                N/A
 American Funds New World Fund --
  Class 2*                                     0.81%              0.25%              0.07%                N/A
FIDELITY VARIABLE INSURANCE PRODUCTS
FUNDS
 Fidelity VIP Contrafund(R) Portfolio
  -- Service Class 2*                          0.57%              0.25%              0.09%                N/A
 Fidelity VIP Equity-Income Portfolio
  -- Initial Class                             0.47%                N/A              0.10%                N/A
 Fidelity VIP Equity-Income Portfolio
  -- Service Class 2*                          0.47%              0.25%              0.10%                N/A
 Fidelity VIP Mid Cap Portfolio --
  Service Class 2*                             0.57%              0.25%              0.11%                N/A
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
 Franklin Income Securities Fund --
  Class 2*                                     0.46%              0.25%              0.01%                N/A
 Franklin Small Cap Value Securities
  Fund -- Class 2*                             0.51%              0.25%              0.20%                N/A
 Mutual Discovery Securities Fund --
  Class 2*                                     0.80%              0.25%              0.23%                N/A
 Mutual Shares Securities Fund --
  Class 2*                                     0.60%              0.25%              0.21%                N/A
 Templeton Global Income Securities
  Fund -- Class 2*                             0.56%              0.25%              0.16%                N/A
 Templeton Growth Securities Fund --
  Class 2*                                     0.74%              0.25%              0.04%                N/A
HARTFORD HLS SERIES FUND II, INC.
 Hartford Growth Opportunities HLS
  Fund -- Class IA                             0.61%                N/A              0.04%                N/A
 Hartford Value Opportunities HLS Fund
  -- Class IA                                  0.62%                N/A              0.02%                N/A
HARTFORD SERIES FUND, INC.
 Hartford Advisers HLS Fund -- Class
  IA                                           0.60%                N/A              0.04%                N/A
 Hartford Capital Appreciation HLS
  Fund -- Class IA                             0.63%                N/A              0.04%                N/A
 Hartford Disciplined Equity HLS Fund
  -- Class IA                                  0.68%                N/A              0.04%                N/A
 Hartford Dividend and Growth HLS Fund
  -- Class IA                                  0.64%                N/A              0.03%                N/A

                                              TOTAL          CONTRACTUAL FEE        NET TOTAL
                                             ANNUAL              WAIVER               ANNUAL
                                            OPERATING        AND/OR EXPENSE         OPERATING
UNDERLYING FUND                             EXPENSES          REIMBURSEMENT          EXPENSES
--------------------------------------  ----------------------------------------------------------
 American Funds Global Small
  Capitalization Fund -- Class 2*              1.02%                 N/A               1.02%  (6)
 American Funds Growth Fund -- Class
  2*                                           0.59%                 N/A               0.59%  (6)
 American Funds Growth-Income Fund --
  Class 2*                                     0.53%                 N/A               0.53%  (6)
 American Funds International Fund --
  Class 2*                                     0.79%                 N/A               0.79%  (6)
 American Funds New World Fund --
  Class 2*                                     1.13%               0.00%               1.13%  (6)
FIDELITY VARIABLE INSURANCE PRODUCTS
FUNDS
 Fidelity VIP Contrafund(R) Portfolio
  -- Service Class 2*                          0.91%                 N/A               0.91%  (8)
 Fidelity VIP Equity-Income Portfolio
  -- Initial Class                             0.57%                 N/A               0.57%  (7)
 Fidelity VIP Equity-Income Portfolio
  -- Service Class 2*                          0.82%                 N/A               0.82%  (8)
 Fidelity VIP Mid Cap Portfolio --
  Service Class 2*                             0.93%                 N/A               0.93%  (8)
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
 Franklin Income Securities Fund --
  Class 2*                                     0.72%                 N/A               0.72%  (9)
 Franklin Small Cap Value Securities
  Fund -- Class 2*                             0.96%                 N/A               0.96%  (10)
 Mutual Discovery Securities Fund --
  Class 2*                                     1.28%                 N/A               1.28%
 Mutual Shares Securities Fund --
  Class 2*                                     1.06%                 N/A               1.06%
 Templeton Global Income Securities
  Fund -- Class 2*                             0.97%                 N/A               0.97%  (11)
 Templeton Growth Securities Fund --
  Class 2*                                     1.03%                 N/A               1.03%  (12)
HARTFORD HLS SERIES FUND II, INC.
 Hartford Growth Opportunities HLS
  Fund -- Class IA                             0.65%                 N/A               0.65%
 Hartford Value Opportunities HLS Fund
  -- Class IA                                  0.64%                 N/A               0.64%
HARTFORD SERIES FUND, INC.
 Hartford Advisers HLS Fund -- Class
  IA                                           0.64%                 N/A               0.64%
 Hartford Capital Appreciation HLS
  Fund -- Class IA                             0.67%                 N/A               0.67%
 Hartford Disciplined Equity HLS Fund
  -- Class IA                                  0.72%                 N/A               0.72%
 Hartford Dividend and Growth HLS Fund
  -- Class IA                                  0.67%                 N/A               0.67%

14

-------------------------------------------------------------------------------


                                                             DISTRIBUTION                            ACQUIRED
                                                                AND/OR                                 FUND
                                           MANAGEMENT       SERVICE (12B-1)         OTHER            FEES AND
UNDERLYING FUND                                FEE               FEES             EXPENSES           EXPENSES
------------------------------------------------------------------------------------------------------------------
 Hartford Index HLS Fund -- Class IA           0.30%                N/A              0.04%                N/A
 Hartford International Opportunities
  HLS Fund -- Class IA                         0.67%                N/A              0.08%                N/A
 Hartford International Small Company
  HLS Fund -- Class IA                         0.84%                N/A              0.09%                N/A
 Hartford Money Market HLS Fund --
  Class IA                                     0.45%                N/A              0.03%                N/A
 Hartford Mortgage Securities HLS Fund
  --Class IA                                   0.45%                N/A              0.04%                N/A
 Hartford Small Company HLS Fund --
  Class IA                                     0.68%                N/A              0.04%                N/A
 Hartford Stock HLS Fund -- Class IA           0.46%                N/A              0.03%                N/A
 Hartford Total Return Bond HLS Fund
  -- Class IA                                  0.46%                N/A              0.04%                N/A
LORD ABBETT SERIES FUND, INC.
 Lord Abbett America's Value Portfolio
  -- Class VC                                  0.75%                N/A              0.52%                N/A
 Lord Abbett Growth and Income
  Portfolio -- Class VC                        0.48%                N/A              0.39%                N/A
MFS(R) VARIABLE INSURANCE TRUST
 MFS(R) Investors Trust Series --
  Initial Class                                0.75%                N/A              0.11%                N/A
 MFS(R) New Discovery Series --
  Initial Class                                0.90%                N/A              0.13%                N/A
 MFS(R) Total Return Series -- Initial
  Class                                        0.75%                N/A              0.10%                N/A
OPPENHEIMER VARIABLE ACCOUNT FUNDS
 Oppenheimer Capital Appreciation
  Fund/VA -- Service Shares*                   0.64%              0.25%              0.03%                N/A
 Oppenheimer Global Securities Fund/VA
  -- Service Shares*                           0.62%              0.25%              0.04%                N/A
 Oppenheimer Main Street Fund(R)/VA --
  Service Shares*                              0.64%              0.25%              0.02%                N/A
PUTNAM VARIABLE TRUST
 Putnam VT Capital Opportunities Fund
  -- Class IB*                                 0.65%              0.25%              0.42%                N/A
 Putnam VT Equity Income Fund -- Class
  IB*                                          0.65%              0.25%              0.15%                N/A
 Putnam VT Global Equity Fund -- Class
  IB*                                          0.78%              0.25%              0.17%                N/A
 Putnam VT Growth and Income Fund --
  Class IB*                                    0.49%              0.25%              0.06%                N/A
 Putnam VT High Yield Fund -- Class
  IB*                                          0.68%              0.25%              0.12%              0.01%

                                              TOTAL          CONTRACTUAL FEE        NET TOTAL
                                             ANNUAL              WAIVER               ANNUAL
                                            OPERATING        AND/OR EXPENSE         OPERATING
UNDERLYING FUND                             EXPENSES          REIMBURSEMENT          EXPENSES
--------------------------------------  ----------------------------------------------------------
 Hartford Index HLS Fund -- Class IA           0.34%                 N/A               0.34%
 Hartford International Opportunities
  HLS Fund -- Class IA                         0.75%                 N/A               0.75%
 Hartford International Small Company
  HLS Fund -- Class IA                         0.93%                 N/A               0.93%
 Hartford Money Market HLS Fund --
  Class IA                                     0.48%                 N/A               0.48%  (13)
 Hartford Mortgage Securities HLS Fund
  --Class IA                                   0.49%                 N/A               0.49%
 Hartford Small Company HLS Fund --
  Class IA                                     0.72%                 N/A               0.72%
 Hartford Stock HLS Fund -- Class IA           0.49%                 N/A               0.49%
 Hartford Total Return Bond HLS Fund
  -- Class IA                                  0.50%                 N/A               0.50%
LORD ABBETT SERIES FUND, INC.
 Lord Abbett America's Value Portfolio
  -- Class VC                                  1.27%               0.12%               1.15%  (14)
 Lord Abbett Growth and Income
  Portfolio -- Class VC                        0.87%                 N/A               0.87%  (14)
MFS(R) VARIABLE INSURANCE TRUST
 MFS(R) Investors Trust Series --
  Initial Class                                0.86%                 N/A               0.86%  (15)
 MFS(R) New Discovery Series --
  Initial Class                                1.03%                 N/A               1.03%  (15)
 MFS(R) Total Return Series -- Initial
  Class                                        0.85%               0.02%               0.83%  (16)
OPPENHEIMER VARIABLE ACCOUNT FUNDS
 Oppenheimer Capital Appreciation
  Fund/VA -- Service Shares*                   0.92%                 N/A               0.92%  (17)
 Oppenheimer Global Securities Fund/VA
  -- Service Shares*                           0.91%                 N/A               0.91%  (18)
 Oppenheimer Main Street Fund(R)/VA --
  Service Shares*                              0.91%                 N/A               0.91%  (19)
PUTNAM VARIABLE TRUST
 Putnam VT Capital Opportunities Fund
  -- Class IB*                                 1.32%                 N/A               1.32%
 Putnam VT Equity Income Fund -- Class
  IB*                                          1.05%                 N/A               1.05%
 Putnam VT Global Equity Fund -- Class
  IB*                                          1.20%                 N/A               1.20%
 Putnam VT Growth and Income Fund --
  Class IB*                                    0.80%                 N/A               0.80%
 Putnam VT High Yield Fund -- Class
  IB*                                          1.06%                 N/A               1.06%  (20)

-------------------------------------------------------------------------------


                                                             DISTRIBUTION                            ACQUIRED
                                                                AND/OR                                 FUND
                                           MANAGEMENT       SERVICE (12B-1)         OTHER            FEES AND
UNDERLYING FUND                                FEE               FEES             EXPENSES           EXPENSES
------------------------------------------------------------------------------------------------------------------
 Putnam VT Income Fund -- Class IB*            0.61%              0.25%              0.12%              0.03%
 Putnam VT International Equity Fund
  -- Class IB*                                 0.74%              0.25%              0.19%                N/A
 Putnam VT New Opportunities Fund --
  Class IB*                                    0.62%              0.25%              0.09%                N/A
 Putnam VT Small Cap Value Fund --
  Class IB*                                    0.76%              0.25%              0.09%                N/A
 Putnam VT Voyager Fund -- Class IB*           0.59%              0.25%              0.07%                N/A
THE UNIVERSAL INSTITUTIONAL FUNDS,
INC.
 Van Kampen -- UIF U.S. Mid Cap Value
  Portfolio -- Class II*                       0.72%              0.35%              0.29%                N/A
 Van Kampen Life Investment Trust
 Van Kampen LIT Comstock Portfolio --
  Class II*                                    0.56%              0.25%              0.03%                N/A

                                              TOTAL          CONTRACTUAL FEE        NET TOTAL
                                             ANNUAL              WAIVER               ANNUAL
                                            OPERATING        AND/OR EXPENSE         OPERATING
UNDERLYING FUND                             EXPENSES          REIMBURSEMENT          EXPENSES
--------------------------------------  ----------------------------------------------------------
 Putnam VT Income Fund -- Class IB*            1.01%                 N/A               1.01%  (20)
 Putnam VT International Equity Fund
  -- Class IB*                                 1.18%                 N/A               1.18%
 Putnam VT New Opportunities Fund --
  Class IB*                                    0.96%                 N/A               0.96%
 Putnam VT Small Cap Value Fund --
  Class IB*                                    1.10%                 N/A               1.10%
 Putnam VT Voyager Fund -- Class IB*           0.91%                 N/A               0.91%
THE UNIVERSAL INSTITUTIONAL FUNDS,
INC.
 Van Kampen -- UIF U.S. Mid Cap Value
  Portfolio -- Class II*                       1.36%                 N/A               1.36%  (21)
 Van Kampen Life Investment Trust
 Van Kampen LIT Comstock Portfolio --
  Class II*                                    0.84%                 N/A               0.84%


* The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

NOTES

(1) Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expense listed above may exceed the limit on Total Annual Fund Operating Expenses, if any. The impact of the acquired fund fees and expenses are included in the total returns of the Fund.

     The Fund's adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest;
     (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through at least April 30, 2008.

(2) Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expense listed above may exceed the limit on Total Annual Fund Operating Expenses, if any. The impact of the acquired fund fees and expenses are included in the total returns of the Fund.

     The Fund's adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest;
     (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses.

16

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     These credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through at least April 30, 2008.

     Through April 30, 2008, the Fund's adviser has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The Fund's maximum annual advisory fee rate ranges from 0.745% (for average net assets up to $250 million) to 0.64% (for average net assets over $10 billion).

(3) The Fund's adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest;
     (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through at least April 30, 2008.

(4) Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expense listed above may exceed the limit on Total Annual Fund Operating Expenses, if any. The impact of the acquired fund fees and expenses are included in the total returns of the Fund.

     The Fund's adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest;
     (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through at least April 30, 2008.

(5) Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expense listed above may exceed the limit on Total Annual Fund Operating Expenses, if any. The impact of the acquired fund fees and expenses are included in the total returns of the Fund.

     Through April 30, 2008, the Fund's adviser has contractually agreed to waive a portion of its fees to the extent necessary so that the advisory fees payable by the Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The Fund's maximum annual advisory fee rate ranges from 0.745% (for average net assets up to $250 million) to 0.64% (for average net assets over $10 billion).

     As a result of the reorganization which will occur on or about May 1, 2007, the Fund's Total Annual Fund Operating Expenses have been restated to reflect such reorganization. The advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Series I shares to 1.15% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through at least April 30, 2008.

-------------------------------------------------------------------------------

(6) The Fund's investment adviser is currently waiving 10% of its management fee. The waiver may be discontinued at any time in consultation with the Funds' board, but it is expected to continue at this level until further review. The Fund's investment adviser and board intend to review the waiver as circumstances warrant. Expense ratios shown above do not reflect any waiver. Information regarding the effect of any waiver on total annual fund operating expenses can be found in the Financial Highlights table in the Funds' prospectus and annual report.

(7) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been: Fidelity VIP Asset Manager Portfolio -- Initial Class: 0.63%; Fidelity VIP Contrafund(R) Portfolio -- Initial Class: 0.65%; Fidelity VIP Equity Income Portfolio --Initial Class: 0.56%; Fidelity VIP Growth Portfolio -- Initial
     Class: 0.67%; and Fidelity VIP Overseas Portfolio -- Initial Class: 0.81%. These offsets may be discontinued at any time.

(8) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been: Fidelity VIP Contrafund(R) Portfolio -- Service Class 2: 0.90%; Fidelity VIP Equity Income Portfolio -- Service Class 2: 0.81%; and Fidelity VIP Mid Cap Portfolio -- Service Class 2: 0.91%. These offsets may be discontinued at any time.

(9)  The Fund administration fee is paid indirectly through the management fee.

(10) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the SEC.

(11) The Fund administration fee is paid indirectly through the management fee.

(12) The Fund administration fee is paid indirectly through the management fee.

(13) Effective January 1, 2007, HL Advisors voluntarily agreed to waive management fees of 0.05% of average total net assets until December 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.40% and assuming "Other Expenses" remain as set forth in the table above, the annual operating expenses you may pay if you buy and hold Class IA shares of the Fund are 0.43%.

(14) For the fiscal year ended December 31, 2006, Lord Abbett contractually agreed to reimburse the Fund to the extent necessary so that the total annual operating expenses (excluding management fee) did not exceed an annual rate of 0.40% of average daily net assets. A similar agreement is in place through April 30, 2008.

(15) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

(16) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

     The fund's management fee as set forth in its Investment Advisory Agreement is 0.75% of average daily net assets annually. MFS has agreed in writing to reduce its management fee to 0.65% on average daily net assets in excess of $3 billion. For the fund's most recent fiscal year, the effective management fee was 0.73% of average daily net assets. This written agreement will remain in effect until modified by the fund's Board of Trustees.

(17) The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. The undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended December 31, 2006, the transfer agent fees did not exceed the expense limitation described above.

     The manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended December 31, 2006, the manager waived $5,287 for IMMF management fees. There was no change to "Other Expenses" and "Total Annual Fund Operating Expenses."

(18) The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. The undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended December 31, 2006, the transfer agent fees did not exceed the expense limitation described above.

18

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     The manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended December 31, 2006, the manager waived $13,271 for IMMF management fees. There was no change to "Other Expenses" and "Total Annual Fund Operating Expenses."

(19) The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year. The undertaking may be amended or withdrawn at any time for all classes. For the Fund's fiscal year ended December 31, 2006, the transfer agent fees did not exceed the expense limitation described above.

     The manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended December 31, 2006, the manager waived $2,785 for IMMF management fees. There was no change to "Other Expenses" and "Total Annual Fund Operating Expenses."


(20) Estimate of expenses attributable to the fund's investment in Putnam Prime Money Market Fund that the fund bears indirectly, based on the total annual fund operating expenses (net of any applicable expense limitation) of Putnam Prime Money Market Fund as reported in its most recent shareholder report.



(21) This table does not show the effects of the Adviser's voluntary fee waivers and/or expense reimbursements, or the Distributor's voluntary 12b-1 fee waiver. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual operating expenses, excluding certain investment related expenses described below (but including any 12b-1 fee paid to the Distributor), will not exceed 1.15%. In addition, the Distributor has voluntarily agreed to waive a portion of its 12b-1 fee. See "Distribution Plan" in the Fund's prospectus.


     In determining the actual amount of voluntary advisory fee waivers and/or expense reimbursements for the Portfolio, if any, certain investment related expenses, such as foreign country tax expense and interest expense on borrowing, are excluded from total annual operating expenses. If these expenses were included, the Portfolio's total annual operating expenses after voluntary fee waivers and/or expense reimbursements could exceed the expense ratios shown in the preceding paragraph of this note.

     For the fiscal year ended December 31, 2005, after giving effect to the Adviser's voluntary advisory fee waiver and/or expense reimbursement and the Distributor's voluntary 12b-1 fee waiver, the total annual operating expenses incurred by investors were 1.11%.

     Fee waivers and/or expense reimbursements are voluntary and the Adviser and/or Distributor reserve the right to terminate any waivers and/or reimbursements at any time and without notice.

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ABOUT US

Your Policy will indicate which company issued your Policy. The company that issues your policy is primarily determined by the state where you purchased the policy.

THE INSURANCE COMPANIES

HARTFORD LIFE INSURANCE COMPANY -- We are a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States and the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY -- We are a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

THE SEPARATE ACCOUNTS

HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL I -- established as a separate account under Connecticut law on September 18, 1992. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT VL I -- established as a separate account under Connecticut law on June 8, 1995. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

THE FIXED ACCOUNT AND THE BENEFIT ACCOUNT

You may allocate some or all of your Net Premium Payments or transfer Account Values to the Fixed Account available in the Investment Account or to the Benefit Account.

IMPORTANT INFORMATION YOU SHOULD KNOW -- This portion of the prospectus relating to the Fixed Account and the Benefit Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account and the Benefit Account are not registered as an investment company under the 1940 Act. The Fixed Account and the Benefit Account or any of their interests are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosure regarding the Fixed Account or the Benefit Account. The following disclosure about the Fixed Account and the Benefit Account may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure.

Premium Payments allocated and Policy Values transferred to the Fixed Account or the Benefit Account become a part of Hartford's General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. These assets are subject to the creditors of Hartford.

We guarantee that we will credit interest at a rate of not less than 3% per year compounded annually, to amounts you allocate to the Fixed Account and Benefit Account. We reserve the right to change the rate subject only to applicable state insurance law. We may credit interest at a rate in excess of 3% per year. We will periodically publish the Fixed Account and the Benefit Account interest rates currently in effect. There is no specific formula for determining interest rates. Some of the factors that we may consider in determining whether to credit excess interest are; general economic trends, rates of return currently available and anticipated on our investments, regulatory and tax requirements and competitive factors. We will account for any deductions, surrenders or transfers from the Fixed Account and Benefit Account on a "first-in first-out" basis.

IMPORTANT -- Any interest credited to amounts you allocate to the Fixed Account or the Benefit Account in excess of 3% per year will be determined at our sole discretion. You assume the risk that interest credited to the Fixed Account or the Benefit Account may not exceed the minimum guarantee of 3% for any given year.

THE FUNDS

The Sub-Accounts purchase shares of mutual funds set up exclusively for variable annuity and variable life insurance products. These underlying Funds which we call the Funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund, but they may have similar investment strategies and the same portfolio managers as retail mutual funds. You choose the Sub-Accounts that meet your investment style.

We do not guarantee the investment results of any of the Funds. Since each Fund has different investment objectives,

20

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each is subject to different risks. In addition, in a low interest rate environment, yields for Money Market Sub-Accounts, after deduction of the Mortality and Expense Risk Charge and other policy charges, may be negative even though the underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Account Value to a Money Market Sub-Account or participate in an Asset Allocation Program where Account Value is allocated to a Money Market Sub-Account under the applicable asset allocation model, that portion of your Account Value may decrease in value.

The Funds may not be available in all states.

Below is a table that lists the underlying Funds in which the Sub-accounts invest, each Fund's investment adviser and sub-adviser, if applicable, and each Fund's investment objective. More detailed information concerning a Fund's investment objective, investment strategies, risks and expenses is contained in each Fund's prospectus.

FUNDING OPTION                              INVESTMENT OBJECTIVE             INVESTMENT ADVISER/SUBADVISER
-------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
(FORMERLY AIM VARIABLE INSURANCE
FUNDS, INC.)
 AIM V.I. CAPITAL APPRECIATION FUND  Growth of capital                    A I M Advisors, Inc.
  -- SERIES I
 AIM V.I. CAPITAL DEVELOPMENT FUND   Long-term growth of capital          A I M Advisors, Inc.
  -- SERIES I
 AIM V.I. CORE EQUITY FUND --        Growth of capital                    A I M Advisors, Inc.
  SERIES I (Closed to all premium
  payments and transfers of account
  value for all policies issued on
  or after May 1, 2006. Fund will
  remain available for investment
  for policies issued April 30,
  2006 and before.)
 AIM V.I. MID CAP CORE EQUITY FUND   Long-term growth of capital          A I M Advisors, Inc.
  -- SERIES I
 AIM V.I. SMALL CAP EQUITY FUND --   Long-term growth of capital          A I M Advisors, Inc.
  SERIES I
ALLIANCEBERNSTEIN VARIABLE PRODUCTS
SERIES FUND, INC.
 ALLIANCEBERNSTEIN VPS               Long-term growth of capital          AllianceBernstein L.P.
  INTERNATIONAL GROWTH PORTFOLIO --
  CLASS B
 ALLIANCEBERNSTEIN VPS               Long-term growth of capital          AllianceBernstein L.P.
  INTERNATIONAL VALUE PORTFOLIO --
  CLASS B
 ALLIANCEBERNSTEIN VPS SMALL/MID     Long-term growth of capital          AllianceBernstein L.P.
  CAP VALUE PORTFOLIO -- CLASS B
AMERICAN FUNDS INSURANCE SERIES
 AMERICAN FUNDS ASSET ALLOCATION     High total return, including income  Capital Research and Management
  FUND -- CLASS 2                    and capital gains, consistent with   Company
                                     the preservation of capital over
                                     the long term.
 AMERICAN FUNDS BLUE CHIP INCOME     Produce income exceeding the         Capital Research and Management
  AND GROWTH FUND -- CLASS 2         average yield on U.S. stocks         Company
                                     generally (as represented by the
                                     average yield on the Standard &
                                     Poor's 500 Composite Index) and to
                                     provide an opportunity for growth
                                     of principal consistent with sound
                                     common stock investing.
 AMERICAN FUNDS BOND FUND -- CLASS   High level of current income as is   Capital Research and Management
  2                                  consistent with the preservation of  Company
                                     capital.

-------------------------------------------------------------------------------


FUNDING OPTION                              INVESTMENT OBJECTIVE             INVESTMENT ADVISER/SUBADVISER
-------------------------------------------------------------------------------------------------------------
 AMERICAN FUNDS GLOBAL GROWTH FUND   Seeks to make your investment grow   Capital Research and Management
  -- CLASS 2                         over time by investing primarily in  Company
                                     common stocks of companies located
                                     around the world.
 AMERICAN FUNDS GLOBAL SMALL         Seeks to make your investment grow   Capital Research and Management
  CAPITALIZATION FUND -- CLASS 2     over time by investing primarily in  Company
                                     stocks of smaller companies located
                                     around the world.
 AMERICAN FUNDS GROWTH FUND --       Seeks to make your investment grow   Capital Research and Management
  CLASS 2                            by investing primarily in common     Company
                                     stocks of companies that appear to
                                     offer superior opportunities for
                                     growth of capital.
 AMERICAN FUNDS GROWTH-INCOME FUND   Seeks to make your investment grow   Capital Research and Management
  -- CLASS 2                         and provide you with income over     Company
                                     time by investing primarily in
                                     common stocks or other securities
                                     that demonstrate the potential for
                                     appreciation and/or dividends.
 AMERICAN FUNDS INTERNATIONAL FUND   Seeks to make your investment grow   Capital Research and Management
  -- CLASS 2                         over time by investing primarily in  Company
                                     common stocks of companies located
                                     outside the United States.
 AMERICAN FUNDS NEW WORLD FUND --    Long-term capital appreciation       Capital Research and Management
  CLASS 2                                                                 Company
FIDELITY VARIABLE INSURANCE
PRODUCTS FUNDS
 FIDELITY VIP CONTRAFUND(R)          Long-term capital appreciation       Fidelity Management & Research
  PORTFOLIO -- SERVICE CLASS 2                                            Company
 FIDELITY VIP EQUITY-INCOME          Reasonable income. Fund will also    Fidelity Management & Research
  PORTFOLIO -- INITIAL CLASS         consider potential for capital       Company
  (Policies issued prior to October  appreciation.
  3, 2005, will receive Initial
  Class shares).
 FIDELITY VIP EQUITY-INCOME          Reasonable income. Fund will also    Fidelity Management & Research
  PORTFOLIO -- SERVICE CLASS 2       consider potential for capital       Company
                                     appreciation.
 FIDELITY VIP MID CAP PORTFOLIO --   Long-term growth of capital          Fidelity Management & Research
  SERVICE CLASS 2                                                         Company
FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST
 FRANKLIN INCOME SECURITIES FUND --  Maximize income while maintaining    Franklin Advisers, Inc.
  CLASS 2                            prospects for capital appreciation
 FRANKLIN SMALL CAP VALUE            Seeks long-term total return.        Franklin Advisory Services, LLC
  SECURITIES FUND -- CLASS 2
 MUTUAL DISCOVERY SECURITIES FUND    Capital appreciation                 Franklin Mutual Advisers, LLC
  -- CLASS 2                                                              Sub-advised by Franklin Templeton
                                                                          Investment Management Limited
 MUTUAL SHARES SECURITIES FUND --    Capital appreciation, with income    Franklin Mutual Advisers, LLC
  CLASS 2                            as a secondary goal

22

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FUNDING OPTION                              INVESTMENT OBJECTIVE             INVESTMENT ADVISER/SUBADVISER
-------------------------------------------------------------------------------------------------------------
 TEMPLETON GLOBAL INCOME SECURITIES  Seeks high current income,           Templeton Global Advisors Limited
  FUND -- CLASS 2                    consistent with preservation of      Sub-advised by Templeton Asset
                                     capital, with capital appreciation   Management Ltd.
                                     as a secondary consideration. The
                                     Fund normally invests mainly in
                                     debt securities of governments and
                                     their political subdivisions and
                                     agencies, supranational
                                     organizations and companies located
                                     anywhere in the world, including
                                     emerging markets.
 TEMPLETON GROWTH SECURITIES FUND    Long-term capital growth             Templeton Global Advisors Limited
  -- CLASS 2                                                              Sub-advised by Templeton Asset
                                                                          Management Ltd.
HARTFORD HLS SERIES FUND II, INC.
 HARTFORD GROWTH OPPORTUNITIES HLS   Capital appreciation                 HL Investment Advisors, LLC
  FUND -- CLASS IA                                                        Sub-advised by Wellington
                                                                          Management Company, LLP
 HARTFORD VALUE OPPORTUNITIES HLS    Capital appreciation                 HL Investment Advisors, LLC
  FUND -- CLASS IA                                                        Sub-advised by Wellington
                                                                          Management Company, LLP
HARTFORD SERIES FUND, INC.
 HARTFORD ADVISERS HLS FUND --       Maximum long-term total return       HL Investment Advisors, LLC
  CLASS IA                                                                Sub-advised by Wellington
                                                                          Management Company, LLP
 HARTFORD CAPITAL APPRECIATION HLS   Growth of capital                    HL Investment Advisors, LLC
  FUND -- CLASS IA (Closed to all                                         Sub-advised by Wellington
  premium payments and transfers of                                       Management Company, LLP
  account value for all policies
  issued on or after May 2, 2005.
  Fund will remain available for
  investment for policies issued
  May 1, 2005 and before.)
 HARTFORD DISCIPLINED EQUITY HLS     Growth of capital                    HL Investment Advisors, LLC
  FUND -- CLASS IA                                                        Sub-advised by Wellington
                                                                          Management Company, LLP
 HARTFORD DIVIDEND AND GROWTH HLS    High level of current income         HL Investment Advisors, LLC
  FUND -- CLASS IA                   consistent with growth of capital    Sub-advised by Wellington
                                                                          Management Company, LLP
 HARTFORD INDEX HLS FUND -- CLASS    Seeks to provide investment results  HL Investment Advisors, LLC
  IA                                 which approximate the price and      Sub-advised by Hartford Investment
                                     yield performance of publicly        Management Company
                                     traded common stocks in the
                                     aggregate
 HARTFORD INTERNATIONAL              Long-term growth of capital          HL Investment Advisors, LLC
  OPPORTUNITIES HLS FUND -- CLASS                                         Sub-advised by Wellington
  IA                                                                      Management Company, LLP
 HARTFORD INTERNATIONAL SMALL        Capital appreciation                 HL Investment Advisors, LLC
  COMPANY HLS FUND -- CLASS IA                                            Sub-advised by Wellington
                                                                          Management Company, LLP
 HARTFORD MONEY MARKET HLS FUND --   Maximum current income consistent    HL Investment Advisors, LLC
  CLASS IA                           with liquidity and preservation of   Sub-advised by Hartford Investment
                                     capital                              Management Company
 HARTFORD MORTGAGE SECURITIES HLS    Maximum current income consistent    HL Investment Advisors, LLC
  FUND -- CLASS IA                   with safety of principal and         Sub-advised by Hartford Investment
                                     maintenance of liquidity by          Management Company
                                     investing primarily in mortgage
                                     related securities

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FUNDING OPTION                              INVESTMENT OBJECTIVE             INVESTMENT ADVISER/SUBADVISER
-------------------------------------------------------------------------------------------------------------
 HARTFORD SMALL COMPANY HLS FUND --  Growth of capital                    HL Investment Advisors, LLC
  CLASS IA                                                                Sub-advised by Wellington
                                                                          Management Company, LLP and
                                                                          Hartford Investment Management
                                                                          Company
 HARTFORD STOCK HLS FUND -- CLASS    Long-term growth of capital          HL Investment Advisors, LLC
  IA                                                                      Sub-advised by Wellington
                                                                          Management Company, LLP
 HARTFORD TOTAL RETURN BOND HLS      Competitive total return, with       HL Investment Advisors, LLC
  FUND -- CLASS IA                   income as a secondary objective      Sub-advised by Hartford Investment
                                                                          Management Company
LORD ABBETT SERIES FUND, INC.
 LORD ABBETT AMERICA'S VALUE         Current income and capital           Lord, Abbett & Co. LLC
  PORTFOLIO -- CLASS VC              appreciation
 LORD ABBETT GROWTH AND INCOME       Long-term growth of capital and      Lord, Abbett & Co. LLC
  PORTFOLIO -- CLASS VC              income without excessive
                                     fluctuations in market value
MFS(R) VARIABLE INSURANCE TRUST
 MFS(R) INVESTORS TRUST SERIES --    Capital appreciation                 MFS Investment Management(R)
  INITIAL CLASS
 MFS(R) NEW DISCOVERY SERIES --      Capital appreciation                 MFS Investment Management(R)
  INITIAL CLASS
 MFS(R) TOTAL RETURN SERIES --       Total return                         MFS Investment Management(R)
  INITIAL CLASS
OPPENHEIMER VARIABLE ACCOUNT FUNDS
 OPPENHEIMER CAPITAL APPRECIATION    Seeks to achieve capital             OppenheimerFunds, Inc.
  FUND/VA -- SERVICE SHARES          appreciation by investing in
                                     securities of well-known
                                     established companies.
 OPPENHEIMER GLOBAL SECURITIES       Seeks long-term capital              OppenheimerFunds, Inc.
  FUND/VA -- SERVICE SHARES          appreciation by investing a
                                     substantial portion of its assets
                                     in securities of foreign issuers,
                                     "growth-type" companies, cyclical
                                     industries and special situations
                                     which are considered to have
                                     appreciation possibilities, but
                                     which may be considered to be
                                     speculative.
 OPPENHEIMER MAIN STREET FUND(R)/VA  Seeks a high total return (which     OppenheimerFunds, Inc.
  -- SERVICE SHARES                  includes growth in the value of its
                                     shares as well as current income)
                                     from equity and debt securities.
                                     From time to time the Fund may
                                     focus on small to medium
                                     capitalization common stocks, bonds
                                     and convertible securities.
PUTNAM VARIABLE TRUST
 PUTNAM VT CAPITAL OPPORTUNITIES     Long-term growth of capital          Putnam Investment Management, LLC
  FUND -- CLASS IB
 PUTNAM VT EQUITY INCOME FUND --     Capital growth and current income    Putnam Investment Management, LLC
  CLASS IB
 PUTNAM VT GLOBAL EQUITY FUND --     Capital appreciation                 Putnam Investment Management, LLC
  CLASS IB (Closed to all premium
  payments and transfers of account
  value for all policies issued on
  or after May 1, 2006. Fund will
  remain available for investment
  for policies issued April 30,
  2006 and before.)

24

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FUNDING OPTION                              INVESTMENT OBJECTIVE             INVESTMENT ADVISER/SUBADVISER
-------------------------------------------------------------------------------------------------------------
 PUTNAM VT GROWTH AND INCOME FUND    Capital growth and current income    Putnam Investment Management, LLC
  -- CLASS IB
 PUTNAM VT HIGH YIELD FUND -- CLASS  High current income. Capital growth  Putnam Investment Management, LLC
  IB                                 is a secondary goal when consistent  Sub-advised by Putnam Investments
                                     with achieving high current income   Limited
 PUTNAM VT INCOME FUND -- CLASS IB   High current income consistent with  Putnam Investment Management, LLC what Putnam Management believes to
                                     be prudent risk
 PUTNAM VT INTERNATIONAL EQUITY      Capital appreciation                 Putnam Investment Management, LLC
  FUND -- CLASS IB                                                        Sub-advised by Putnam Investments
                                                                          Limited
 PUTNAM VT NEW OPPORTUNITIES FUND    Long-term capital appreciation       Putnam Investment Management, LLC
  -- CLASS IB
 PUTNAM VT SMALL CAP VALUE FUND --   Capital appreciation                 Putnam Investment Management, LLC
  CLASS IB
 PUTNAM VT VOYAGER FUND -- CLASS IB  Capital appreciation                 Putnam Investment Management, LLC
THE UNIVERSAL INSTITUTIONAL FUNDS,
INC.
 VAN KAMPEN -- UIF U.S. MID CAP      Above-average total return over a    Morgan Stanley Investment
  VALUE PORTFOLIO -- CLASS II        market cycle of three to five years  Management Inc.
                                     by investing primarily in common
                                     stocks and other equity securities.
VAN KAMPEN LIFE INVESTMENT TRUST
 VAN KAMPEN LIT COMSTOCK PORTFOLIO   Capital growth and income through    Van Kampen Asset Management
  -- CLASS II                        investments in equity securities,
                                     including common stocks, preferred
                                     stocks and securities convertible
                                     into common and preferred stocks.

INFORMATION RELATING TO THE FUNDS

MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Policy owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds' prospectuses accompanying this prospectus.

VOTING RIGHTS -- We currently vote shares of the underlying Funds owned by the Separate Account according to the instructions of Policy Owners. However, if the 1940 Act or any related regulations or interpretations should change and we decide that we are permitted to vote the shares of the underlying Funds in our own right, we may decide to do so. For Sub-Accounts in which you have invested, we will notify you of shareholder's meetings of the Funds purchased by those Sub-Accounts. We will send you proxy materials and instructions for you to provide voting instruction. We will arrange for the handling and tallying of proxies received from you or other Policy owners. If you give no instructions, we will vote those shares in the same proportion as shares for which we received instructions. We determine the number of Fund shares that you may instruct us to vote by applying a conversion factor to each policy owner's unit balance. The conversion factor is calculated by dividing the total number of shares attributed to each sub-account by the total number of units in each sub-account. Fractional votes will be counted. We determine the number of shares as to which the policy owner may give instructions as of the record date for a Fund's shareholder meeting.

SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- Subject to any applicable law, we may make certain changes to the Underlying Funds offered under your Policy. We may, in our sole discretion, establish new Funds. New Funds may be made available to existing Policy Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger or liquidation.

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We may eliminate the shares of any of the funds from the Policy for any reason and we may substitute shares of another registered investment company for shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Policy necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Policy Owner, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

FEES WE RECEIVE FROM FUNDS AND RELATED PARTIES -- We receive substantial and varying administrative service payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. We consider these payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Policy. We collect these payments and fees under agreements between us and a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. We expect to make a profit on these fees.

The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.

As of December 31, 2006, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from the following fund complexes (or affiliated entities): AIM Advisors, Inc., AllianceBernstein Variable Products Series Funds & AllianceBernstein Investment Research and Management, Inc., American Variable Insurance Series & Capital Research and Management Company, Fidelity Distributors Corporation, Franklin Templeton Services, LLC, Lord Abbett Series Fund & Lord Abbett Distributors, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distributors, Inc. & Morgan Stanley Select Dimensions Investment Series, Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Putnam Retail Management Limited Partnership, Van Kampen Life Investment Trust & Van Kampen Asset Management.

We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the "HLS Funds") based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, are paid, among other things, to provide administrative, processing, accounting and shareholder services for the HLS Funds.

Not all Fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount or fees we collect may be greater or smaller based on the Funds you select. Revenue sharing and Rule 12b-1 fees do not exceed 0.50% and 0.25%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect $75 from that Fund). We will endeavor to update this listing annually and interim arrangements may not be reflected. For the fiscal year ended December 31, 2006, revenue sharing and Rule 12b-1 fees did not exceed $2,757,000. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.

SUBSTITUTION OF FUNDS -- We reserve the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Securities and Exchange Commission.

We may make certain changes to the Sub-Accounts offered through this Policy. We may, in our sole discretion, establish new Sub-Accounts and may make these new Sub-Accounts available to existing Policy Owners. We may also close one or more Sub-Account to additional Net Premium Payments or transfers of Account Value.

CHARGES AND DEDUCTIONS

We deduct charges for your Policy either from your Premium Payment each time you make a Premium Payment, on a monthly basis from your Account Value, when you choose to Surrender the Policy or under certain circumstances when you make withdrawals or transfers from or within your Policy. All the charges deducted by Hartford are designed to cover the costs of offering the Policy's benefits and the costs of distributing, issuing and administering the Policy, including a reasonable profit for Hartford. If these charges do not cover our expenses, we make up the difference. If these charges are more than our actual expenses, we keep the difference.

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Your Account Value decreases due to the deduction of Policy charges.

       CHARGE                      DEDUCTED FROM                                           DEDUCTED WHEN
------------------------------------------------------------------------------------------------------------------------------------
Premium Charge        Premium Payments allocated to the         When Premium Payments or transfers to the Benefit Account are made
                      Benefit Account and values transferred
                      from the Investment Account to the
                      Benefit Account
Premium Tax           Premium Payments                          When Premium Payments are made
Benefit Account Cost  Benefit Account                           Monthly, as part of the Benefit Account Monthly Deduction Amount of Insurance
Investment Account    Investment Account                        Monthly, as part of the Investment Account Monthly Deduction Account
Cost of Insurance
Monthly               The Benefit Account                       Monthly, as part of the Benefit Account Monthly Deduction Amount
Administrative
Charge
Monthly Per $1,000    Benefit Account                           Monthly, as part of the Benefit Account Monthly Deduction Amount
Charge
Mortality and         Investment Account                        Monthly, as part of the Investment Account Monthly Deduction Amount
Expense Risk Charge
Benefit Account       Benefit Account                           When the Policy is surrendered
Surrender Charges
Withdrawal Charge*    The amount withdrawn                      When withdrawals are taken
Investment Account    Investment Account                        When the Policy is surrendered or an amount is withdrawn from the
Surrender Charges                                               Investment Account
Administrative        Pro Rata from Account Value               With each requested transfer after the first in each month
Transfer Fee*
Investment Account    The amount transferred                    When you request to transfer value from the Investment Account to
Transfer Charge                                                 the Benefit Account

*   Currently not being deducted by Hartford.

DEDUCTIONS FROM PREMIUM

Before your Premium Payment is allocated to the Sub-Accounts, Fixed Account, or the Benefit Account, we deduct a percentage for a premium charge and tax charges.

HARTFORD LIFE INSURANCE COMPANY POLICIES -- The maximum premium charge is 6.25% of Premium Payments in Policy Years 1 through 20 and 4.25% thereafter. The current premium charge is 6.25% of Premium Payments in the first Policy Year and 2.25% thereafter. The premium charge is used to cover expenses related to the sale and distribution of the policies. Premiums allocated to the Investment Account are not assessed a premium charge.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY POLICIES -- The maximum premium charge is 6.25% of Premium Payments in Policy Years 1 through 20 and 4.25% thereafter. The current premium charge is 6.25% of Premium Payments in the first Policy Year and 2.25% thereafter. The Premium Charge is used to cover expenses related to the sale and distribution of the policies. Premiums allocated to the Investment Account are not assessed a premium charge.

The tax charge covers taxes assessed against us by a state and/or other governmental entity. The range of these charges generally is between 0% and 4% of Premium Payments.

DEDUCTIONS FROM ACCOUNT VALUE

On each policy date, we will deduct an amount from your Account Value to pay for administration and the benefits provided by your Policy. This amount is called the Monthly Deduction Amount. The day we deduct these charges is called the Monthly Deduction Date. The Monthly Deduction Amount is made up of the following charges:

1. COST OF INSURANCE.

The charge for the cost of insurance is a formula based on a number of factors such as your age, gender, and risk class. We multiply your charge for cost of insurance by the "amount at risk". The amount at risk is calculated on the Monthly Deduction Date and is equal to your Death Benefit minus your Account Value. The "amount at risk" may be affected by the amount and timing of Premium Payments, investment performance of the Sub-Account, fees and charges assessed, Policy Loans and changes to the Face Amount. We determine the amount at risk before we deduct the Monthly Deduction Amount. Finally, we divide that sum by 1,000.

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Cost of insurance rates will be determined on every Policy Anniversary and will be based on our future expectations of factors such as mortality, expenses, interest, persistency and taxes. The cost of insurance rates will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Table (ALB) for Policies issued before [August 1, 2007] and the 2001 Commissioners' Standards Ordinary Mortality Table (for Policies issued on or after August 1,
2007), Male or Female, Nonsmoker or Smoker Table, age last birthday (unisex rates may be required in some states and markets). A table of guaranteed cost of insurance rates per $1,000 will be included in your Policy, however, we reserve the right to use rates less than those shown in the table. The maximum rates that can be charged are on the Policy Specification pages of the contract. Substandard risks will be charged higher cost of insurance rates that will not exceed rates based on a multiple of 1980 Commissioners' Standard Ordinary Mortality Table (ALB) for Policies issued before [August 1, 2007] and the 2001 Commissioners' Standards Ordinary Mortality Table (for Policies issued on or after August 1, 2007), Male or Female, Nonsmoker or Smoker Table, age last birthday (unisex rates may be required in some states) plus any flat extra amount assessed. The cost of insurance will be based on the Insured's substandard rating.


Any changes in the cost of insurance rates will be made uniformly for all Insureds of the same issue ages, sexes, risk classes and whose coverage has been in-force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the Insured's health.

Because your Account Value and Death Benefit may vary from month to month, the cost of insurance may also vary on each Monthly Activity Date.

TOTAL COST OF INSURANCE CHARGE

The total Cost of Insurance Charge for any Monthly Activity Date is equal to:

(a)  the applicable cost of insurance rates per $1,000; multiplied by

(b) the applicable Amount(s) at Risk; divided by

(c)  $1,000.

BENEFIT ACCOUNT COST OF INSURANCE CHARGE

The Benefit Account Cost of Insurance Charge for any Monthly Activity Date is equal to:

(a)  the applicable cost of insurance rates per $1,000; multiplied by

(b) the applicable Benefit Account amounts at risk; divided by

(c)  $1,000.

On any Monthly Activity Date, the Amount at Risk equals the Death Benefit less Your Account Value on that date prior to assessing the Monthly Deduction Amount. The Benefit Account amount at risk equals the Death Benefit of the Benefit Account less Your Benefit Account value. The Death Benefit of the Benefit Account is equal to the greater of (a) the Face Amount; or (b) the accumulated value in the Benefit Account plus the portion of the Loan Account attributable to loans taken from the Benefit Account multiplied by the Minimum Death Benefit Percentage.

INVESTMENT ACCOUNT COST OF INSURANCE CHARGE

The Investment Account Cost of Insurance Charge for any Monthly Activity Date is equal to the difference between (a) the Total Cost of Insurance Charge; and (b) the Benefit Account Cost of Insurance Charge. The Investment Account Cost of Insurance Charge will never be less than zero.

2. THE MONTHLY ADMINISTRATIVE CHARGE.

We deduct a Monthly Administrative Charge from your Account Value to help offset the costs of issuing and administering the Policy. The current Monthly Administrative Charge is $10.00 for Policies with initial Face Amounts of less than $250,000. The current Monthly Administrative Charge for Policies with initial Face Amounts equal to or more than $250,000 is $7.50. The maximum Monthly Administrative Charge is $10.00.

3. THE MONTHLY PER $1,000.

This charge is assessed based on your initial Face Amount and certain subsequent increases in your Face Amount under the COLA Rider. The charge is deducted for 3 years after you purchase your Policy. The charge is also deducted for 3 years if your Face Amount increases as a result of having the Cost of Living Adjustment Rider.

The Monthly Per $1,000 Charge is individualized based on the Insured's initial Face Amount, issue age or age at time of an increase in Face Amount, sex and insurance class.

4. MORTALITY AND EXPENSE RISK CHARGE (M&E)

This charge is based on amounts in the Sub-Accounts. If you have not allocated any net Premium Payments or transferred any Account Value to the Sub-Accounts, you have no M&E. The charge is described as an annual rate, but is deducted monthly. The M&E included in your Monthly Deduction Amount is made up of 1/12 of the M&E. The maximum and current M&E is 1.35% of the Account Value in the Sub-Accounts.

This charge is designed to compensate us for mortality and expense risks assumed under the Policy. The mortality risk that Hartford assumes is that the cost of insurance charges and other charges may be insufficient to meet actual claims. In that case, Hartford would make up the difference. The expense risk that Hartford assumes is that the expenses incurred in issuing, distributing and administering the policies may be less than the administrative charges and sales loads collected by Hartford. Again, if that is the case, Hartford would make up any differences. If these expenses turn out to be less than the amounts collected, Hartford keeps the difference.

5. RIDER CHARGES

If your Policy includes benefits that are added to the Policy through the use of one or more Policy riders, a charge for those riders is deducted from your Account Value as part of the

28

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Monthly Deduction Amount. These riders are described later in this Prospectus and the charges to be deducted are set forth in the Fee Table.

CALCULATING THE MONTHLY DEDUCTION AMOUNT:

On each Monthly Activity Date, We will deduct an amount from Your Account Value to pay Us for providing the benefits of the Policy. This amount is called the Monthly Deduction Amount. On each Policy Anniversary, We will determine the rates used to calculate the Monthly Deduction Amounts for that Policy Year. These rates will not exceed the maximum rates shown on the Policy Specification Pages. Actual rates will be determined based on Our future expectations of such factors as mortality, expenses, interest, persistency and taxes. Any change We make will be on a uniform basis for Insureds of the same Issue Age, Sex, Insurance Class, Initial Face Amount, and the length of time coverages have been in-force.

DETERMINING THE TOTAL MONTHLY DEDUCTION AMOUNT

The total Monthly Deduction Amount is divided into two parts and is the sum of the Benefit Account Monthly Deduction Amount and the Investment Account Monthly Deduction Amount.

DETERMINING THE BENEFIT ACCOUNT MONTHLY DEDUCTION AMOUNT

The Monthly Deduction Amount deducted from the Benefit Account is equal to the sum of:

(a)  the Benefit Account Cost of Insurance Charge;

(b) the Administrative Charge;

(c)  the Per $1,000 Charge;

(d) the charges for additional benefits provided by rider; and

(e) the portion of the charge for any Waiver of Monthly Deduction Rider that is attributable to the deductions in (a) through (d) above.

If your Benefit Account value is equal to or greater than the Benefit Account Monthly Deduction amount, We will deduct such Monthly Deduction amount from the Benefit Account. If Your Benefit Account value is less than the Benefit Account Monthly Deduction Amount and the Policy Protection Benefit is available (see the Policy Protection Benefit provision of the Policy), any Monthly Deduction Amounts that could not be deducted from the Benefit Account will be waived.

However, if the Policy Protection Benefit is not available, the following will occur:

(a) If, on the Monthly Activity Date, that there is not enough value in the Benefit Account to pay for the Benefit Account Monthly Deduction and the Policy Protection Benefit is not available, but THERE IS value in the Investment Account:

    i. We will send You a notice advising You that if we do not receive the required payment specified in the notice within the next 30 days, We will AUTOMATICALLY transfer from the Investment Account to the Benefit Account the amount necessary to maintain the Policy. This notice will be mailed to both You and any assignee of record at the last know address(es).


    ii. such amount will be transferred on a Pro Rata Basis from your selected Sub-Account and/or Fixed Account and such transfer may be subject to charges as described in the Transfers provision of the Policy.


    iii. If at the end of the 30 days, we have not received the amount specified in the notice and the value of the Investment Account is not sufficient to make the transfer necessary to maintain the policy, we will AUTOMATICALLY transfer whatever amount is remaining in the Investment Account to the Benefit Account and the Policy will go into default as described in the Default and Policy Grace Period provision; or

(b) If, on the Monthly Activity Date, that there is not enough value in the Benefit Account to pay for the Benefit Account Monthly Deduction and the Policy Protection Benefit is not available and there is no value in the Investment Account the Policy will go into default as described in the Default and Policy Grace Period provision.

DETERMINING THE INVESTMENT ACCOUNT MONTHLY DEDUCTION AMOUNT

The Monthly Deduction Amount deducted from the Investment Account is equal to the sum of:

(a)  the Investment Account Cost of Insurance Charge; if any;

(b) the Mortality & Expense Risk Charge;

(c) the portion of the charge for any Waiver of Monthly Deduction Rider that is attributable to the deductions in (a) and (b) above.

Any amounts taken from the Investment Account will be taken on a Pro Rata Basis unless You tell Us otherwise.

If Your Investment Account value is equal to or greater than the Investment Account Monthly Deduction Amount, We will deduct such Monthly Deduction Amount from the Investment Account.

If Your Investment Account value is not sufficient to cover the Investment Account Monthly Deduction Amount, We will deduct whatever amount is remaining in the Investment Account and the remainder of such Monthly Deduction Amount will be deducted from the Benefit Account.

However, if Your Benefit Account value is not sufficient to cover the Investment Account Monthly Amount due, We will deduct whatever amount is remaining in the Benefit Account and the Policy will go into default as described in the Default and Policy Grace Period provision, unless the Policy Protection Benefit is available (see the Policy Protection Benefit provision).

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DEDUCTIONS UPON SURRENDER

Surrender charges will be deducted from your Account Value if you surrender your Policy during the first 19 policy Years, within 19 Policy Years of an increase in your Face Amount under the Cost of Living Adjustment Rider, if you elected the rider, or within 7 years of allocating a premium payment to the Investment Account. The policy surrender charge consists of two pieces: the Benefit Account Surrender Charge and the Investment Account Surrender Charge.

The Benefit Account Surrender Charge is based on the initial face amount of the policy and lasts for the first 19 policy years. The amount of the surrender charge is individualized based on the Insured's age, sex, and insurance class on the date of issue. The Benefit Account Surrender Charges by Policy Year are shown in your policy. Increases in the face amount as a result of the Cost of Living Adjustment rider also result in additional Benefit Account Surrender charges. These additional Benefit Account Surrender Charges are based on the amount of the face increase and last for the 19 Policy Years following the increase.

The Investment Account Surrender Charge is based on the value in the Investment Account and how long your premium payments have been allocated to the Investment Account. Each Premium allocated to the Investment Account has its own Investment Account Surrender Charge schedule. The longer you leave your premium payments in the Investment Account, the lower the Investment Account Surrender charge will be when you surrender your policy. The amount of Policy Value that is assessed an Investment Account Surrender Charge will not exceed your total premiums allocated to the Investment Account. Additionally, the Investment Account Surrender Charge may also be assessed when withdrawals are taken from the Investment Account.

The percentage used to calculate the Investment Account Surrender Charge is shown below.

                  MAXIMUM INVESTMENT ACCOUNT SURRENDER CHARGES

PERCENTAGE USED TO CALCULATE THE SURRENDER CHARGE:

        NUMBER OF POLICY ANNIVERSARIES
         SINCE THE PREMIUM ALLOCATION             ON AMOUNTS SURRENDERED FROM
          TO THE INVESTMENT ACCOUNT                  THE INVESTMENT ACCOUNT
--------------------------------------------------------------------------------
                      0                                         7%
                      1                                         7%
                      2                                         7%
                      3                                         6%
                      4                                         5%
                      5                                         4%
                      6                                         3%
                  7 or more                                     0%


When a surrender charge is assessed due to a withdrawal from the Investment Account, future overall maximum surrender charges will be reduced on a proportional basis based on the actual surrender charges in relation to the overall maximum surrender charges.


The policy has an Overall Maximum Surrender Charge that the Benefit Account Surrender Charge and Investment Account Surrender Charge combined may not exceed. The Overall Maximum Surrender Charge is based on the initial face amount of the policy and is a declining schedule that lasts for the life of the policy. The Overall Maximum Surrender Charges by Policy Year are shown in your policy.

WITHDRAWAL CHARGE -- Hartford also deducts a charge for each withdrawal. The maximum Withdrawal Charge is $10.00. The Hartford is not currently deducting this charge.

CHARGES AGAINST THE FUNDS

ANNUAL FUND OPERATING EXPENSES -- The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in each Fund's prospectus.

REDUCED CHARGES FOR ELIGIBLE GROUPS

Certain charges and deductions described above may be reduced for policies issued in connection with a specific group or retirement plan. To qualify for a reduction, the plan must satisfy certain criteria in accordance with our rules in effect as of the date the application for the Policy is approved. Factors that we consider include, but are not limited to, the size of the plan, the expected number of participants and anticipated Net Premium Payments from the plan. The amount of reduction and the criteria for qualification may be reflected in a reduced sales effort and administrative costs resulting from sales to plans that meet our criteria. In addition, there may be different mortality experience expected as a result of these types of plans. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including policy owners already invested in the Separate Account.

HOW POLICES ARE SOLD

We have entered into a distribution agreement with our affiliate, Hartford Equity Sales Company, Inc., ("HESCO"), under which HESCO serves as principal underwriter for the policies which are offered on a continuous basis. HESCO is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the NASD. The principal business address of HESCO is the same as ours.

HESCO has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions ("Financial Intermediaries") for the sale of the policies. We pay compensation to HESCO for sales of the policies by Financial Intermediaries. Polices will be sold by individuals who have been appointed by us as insurance agents and who are registered representative of Financial Intermediaries ("Registered Representative").

We list below types of arrangements that help to incentivize sales people to sell our products. These types of arrangements could be viewed as creating conflicts of interest.

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Financial Intermediaries receive commissions (described below under "Commissions"). Certain selected Financial Intermediaries also receive additional compensation (described below under "Additional Payments"). All or a portion of the payments we make to Financial Intermediaries may be passed on to Registered Representative according to a Financial Intermediaries' internal compensation practices.

Affiliated broker-dealers also employ individuals called "wholesalers" in the sales process. Wholesalers typically receive compensation that is based on the type of policy or optional benefits sold.

HARTFORD LIFE INSURANCE COMPANY POLICIES -- We pay commissions that vary with the selling agreements and are based on "Target Premiums" that we determine. "Target premium" is a hypothetical premium that is used only to calculate commissions. It varies with the issue age, gender and underwriting class of the insured. During the first Policy Year, the maximum commission we pay is 45% of the premium up to the Target Premium for premiums allocated to the Benefit Account. During the first Policy Year, the maximum commission we pay is 6% of the premium allocated to the Investment Account. The maximum commission for the amount in excess of the Target Premium in the first Policy Year for premium allocated to the Benefit Account is 4.39%. We also pay an Expense Reimbursement Allowance and an override payment during the first Policy Year for premium allocated to the Benefit Account. The maximum Expense Reimbursement Allowance and override payment in the first Policy Year is 45% and 9%, respectively of Target Premium. In Policy Years 2 and later, the maximum commission we pay is 20% of Target Premium allocated to the Benefit Account and 7% of the premium allocated to the Investment Account. In Policy Years 2 and later, the maximum commission we pay on premium in excess of the Target Premium is 4% on premiums allocated to the Benefit Account.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY POLICIES -- We pay commissions that vary with the selling agreements and are based on "Target Premiums" that we determine. "Target premium" is a hypothetical premium that is used only to calculate commissions. It varies with the death benefit option you choose and the issue age, gender and underwriting class of the insured. During the first Policy Year, the maximum commission we pay is 116% of the premium up to the Target Premium for premiums allocated to the Benefit Account. During the first Policy Year, the maximum commission we pay is 7% of the premium allocated to the Investment Account. The maximum commission for the amount in excess of the Target Premium in the first Policy Year for premium allocated to the Benefit Account is 4.97%. In Policy Years 2 and later, the maximum commission we pay is 5% of Target Premium allocated to the Benefit Account and 7% of the premium allocated to the Investment Account. In Policy Years 2 and later, the maximum commission we pay on premium in excess of the Target Premium is 4% on premiums allocated to the Benefit Account.

Your Registered Representative typically receives a portion of the compensation paid to his or her Financial Intermediary in connection with the policy, depending on the particular arrangements between your Registered Representative and their Financial Intermediary. We are not involved in determining your Registered Representative's compensation. A Registered Representative may be required to return all or a portion of the commissions paid if the policy terminates prior to the policy's thirteenth month-a-versary.

Check with your Registered Representative to verify whether your account is a brokerage account or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid by both you and by us based on what you buy. Therefore, profits, and your Registered Representative's (or their Financial Intermediary's compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.

- ADDITIONAL PAYMENTS. Subject to NASD and Financial Intermediary rules, we (or our affiliates) also pay the following types of additional payments to encourage the sale of this Policy. These additional payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others.

ADDITIONAL
PAYMENT TYPE                                                   WHAT PAYMENT IS USED FOR
--------------------------------------------------------------------------------------------------------------------------------
Asset-based            We pay certain Financial Intermediaries and wholesalers based on the achievement of certain sales or
Commissions            assets under management targets.
Marketing Expense      We pay marketing allowances to Financial Intermediaries to help pay or reimburse sales marketing and
Allowances             operational expenses associated with the policies.
Gifts and              We (or our affiliates) provide any or all of the following: (1) occasional meals and entertainment; (2)
Entertainment          occasional tickets to sporting events; and (3) nominal gifts (not to exceed $100 annually).

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ADDITIONAL
PAYMENT TYPE                                                   WHAT PAYMENT IS USED FOR
--------------------------------------------------------------------------------------------------------------------------------
Promotional Payments   We (or our affiliates) may pay for: (a) Access: such as one-on-one wholesaler visits; (b) Support: such as hardware and software, operational and systems integration, sales and service desk training, joint marketing campaigns, client or prospect seminar sponsorships, broker-dealer event advertising/participation, sponsorship of sales contests and/or promotions in which participants receive prizes such as travel awards, merchandise and recognition; and/or sponsorship of due diligence meetings;
                       educational, sales or training seminars, conferences and programs; and, (c) Miscellaneous: such as expense allowances and reimbursements; override payments and bonuses; and/or marketing support fees (or allowances) for providing assistance in promoting the sale of our variable products.
Marketing Efforts      We pay for special marketing and distribution benefits such as: inclusion of our products on Financial
                       Intermediary's "preferred list"; participation in or visibility at national and regional conferences;
                       access to Registered Representatives; links to our website from the Financial Intermediary websites; and
                       articles in Financial Intermediary publications highlighting our products and services.

For the year ended December 31, 2006, Hartford and its affiliates paid approximately 19,800,000 in Additional Payments to Financial Intermediaries in conjunction with the promotion and support of individual life policies.

In addition, for the year ended December 31, 2006, Hartford, HESCO and their affiliate, Hartford Life and Annuity Insurance Company, paid 4,800,000 in Additional Payments to an affiliated Financial Intermediary, Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of Hartford).

As of April 1, 2007, we have entered into arrangements to make Additional Payments to the following Financial Intermediaries: A.G. Edwards & Sons, Inc., Affiliated Financial Partners, Associated Securities, Benefit Concepts, Inc., Best Practices of America, BISYS Group, Inc., Cadaret Grant & Co., Centaurus Financial, Inc., Citigroup Global Markets, Inc., Commonwealth Financial Network, Edward D. Jones & Co., L.P., ELAR Partners, LLC, Financial Analysts, Inc., Financial Network Investment Company, First Market Corp., FSC Securities Corporation, HD Vest Investment Services, Investacorp, Inc., JJS Marketing, Jonathan Hind Financial Group, LPL Financial Services, Merrill Lynch Pierce Fenner & Smith, Morgan Stanley Dean Witter, Inc., National Planning Corp., NEXT Financial Group, Inc., New West Insurance Marketing, Oglivie Security Advisors Corp., Paradigm Equity Strategies, Piper Jaffray & Co., PLANCO Distribution (an affiliate of Hartford), Potomac Group, Professional Investors Exchange, Prudential Securities, Raymond James & Associates, Royal Alliance, Securities America, Inc., Sentra Securities, Spelman & Co., Triad Advisors, Inc., Wachovia Securities, Windsor Insurance Group, and WM Financial Services. Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(I)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Sales Representative is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.

SPECIAL NOTE REGARDING COMPENSATION PAID FOR THE SALE OF THIS POLICY -- Your registered representative receives a different level of compensation depending on where you allocate your premium payments to: the Benefit Account or the Investment Account. Generally, after the first Policy Year, your registered representative will receive more compensation for premiums you allocate to the Investment Account.

GENERAL DESCRIPTION OF THE POLICY

POLICY RIGHTS

POLICY OWNER, OR "YOU" -- As long as your Policy is in force, you may exercise all rights under the Policy while the insured is alive and you have not named an irrevocable beneficiary.

BENEFICIARY -- The beneficiary is the person you name in the application to receive any death benefit. You may change the beneficiary (unless you make the beneficiary irrevocable) while the insured is alive by notifying us in writing. If no beneficiary is living when the insured dies, the death benefit will be paid to you, if living; otherwise, it will be paid to your estate.

INSURED -- The insured is the person on whose life the policy is issued. You name the insured in the application of the policy. The policy owner must have an insurable interest on the life of the insured in order for the policy to be valid under state law and for the policy to be considered life insurance for federal income tax purposes. An insurable interest generally exists when there is a demonstrable interest in something covered by an insurance policy, the loss of which would cause deprivation or financial loss. There must be a valid insurable interest at the time the policy is issued. If there is not a valid insurable interest, the policy will not provide the intended benefits. It is the responsibility of the policy owner to determine whether a proper insurable interest exists. Through our underwriting process, we will determine if we will issue a policy on the insured's life.


You may request to change the Insured's risk class to a more favorable class if the health of the Insured has improved or in

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the Insured no longer uses nicotine. Upon providing us satisfactory evidence, we will review the risk classification. If we grant a change in risk classification, only future cost of insurance rates will be based on the more favorable class and all other contract terms and provisions will remain as established at issue. We will not change a risk class on account of deterioration of your health.


ASSIGNMENT -- You may assign your Policy. You must notify us in writing, otherwise, no assignment will be effective against your policy. We are not responsible for the validity of any assignment.

STATEMENTS -- We will send you a statement at least once each year, showing:

-   the current Account Value, Cash Surrender Value and Face Amount;

- the premiums paid, Monthly Deduction Amounts and any Policy loans since your last statement;

-   the amount of any indebtedness;

-   any notifications required by the provisions of your Policy; and

- and any other information required by the Insurance Department of the state where your Policy was delivered.

RIGHT TO EXAMINE A POLICY -- You have a limited right to cancel your Policy. You may deliver or mail the Policy to us or to the agent from whom it was purchased any time during your "free look" period.

FREE LOOK PERIOD FOR POLICIES ISSUED BY HARTFORD LIFE INSURANCE COMPANY:

Your free look period begins on the day you get your Policy and ends 30 days after you receive it. In such an event, the Policy will be rescinded and we will pay an amount equal to the greater of (a) the total premiums paid for the Policy less any Indebtedness; or (b) the sum of: (i) the Account Value less any Indebtedness, on the date the returned Policy is received by us or the agent from whom it was purchased; and, (ii) any Policy charges taken.

FREE LOOK PERIOD FOR POLICIES ISSUED BY HARTFORD LIFE AND ANNUITY INSURANCE
COMPANY:

Your free look period begins on the day you receive your Policy and ends generally within 10 days of receiving it (or longer in some states). If you properly exercise your free look, we will rescind the policy and we will pay you a refund. The state in which the policy is issued determines the free look period and the type of refund that applies. You should refer to your policy for information. However, generally, most states require us to refund the Account Value less any Indebteness. Other states require us to refund the total premiums paid less Indebtedness.

If your Policy is replacing another Policy, your "free look" period and the amount paid to you upon the return of your Policy if you cancel the Policy may vary according to the laws of the state where you purchased the Policy.

REPLACEMENTS

A "replacement" occurs when a new policy is purchased and, in connection with the sale, an existing policy is surrendered, lapsed, forfeited, assigned to another insurer, otherwise terminated or used in a financial purchase. A "financial purchase" occurs when the purchase of a new life insurance policy or annuity contract involves the use of money obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are some circumstances where replacing your existing life insurance policy can benefit you. However, there are many circumstances where a replacement will not be in your best interest. You should carefully review the costs, benefits and features of your existing life insurance policy against a proposed policy to determine whether a replacement is in your best interest.

POLICY LIMITATIONS

TRANSFERS BETWEEN ACCOUNTS

You may allocate Premium Payments or transfer Account Values among all the Investment Choices currently offered. However, at any one time, you may only allocate to or transfer among up to a total of twenty Investment Choices, subject to the limitations described below.

Transfers out of the Benefit Account may effect the Policy Protection Benefit and will reduce your Face Amount, please make sure you understand how these transfers may effect your Policy Protection Benefit.

SUB-ACCOUNT TRANSFERS AND TRANSFER RESTRICTIONS

TRANSFERS OF ACCOUNT VALUE IN THE SUB-ACCOUNTS -- If you allocate Premium Payments or transfer Account Value to the Investment Account, you may transfer amounts among the Fixed Account and the Sub-Accounts. You may request transfers in writing or by calling us at 1-800-231-5453. Transfers by telephone may also be made by your authorized agent of record or other authorized representative. Telephone transfers may not be permitted in some states.

We will not be responsible for losses that result from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures we follow for transactions initiated by telephone include requiring callers to provide certain identifying information. All transfer instructions communicated to us by telephone are tape recorded.

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CAN YOU TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?

During those phases of your Policy when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.

WHAT IS A SUB-ACCOUNT TRANSFER?

A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Account Value value among the underlying Funds available in your Policy. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

WHAT HAPPENS WHEN YOU REQUEST A SUB-ACCOUNT TRANSFER?

Many Policy Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Policy Owners allocate Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that underlying Fund we would need to sell to satisfy all Policy Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or Premium Payments allocated to that Sub-Account and determine how many shares of that underlying Fund we would need to buy to satisfy all Policy Owners' "transfer-in" requests.

In addition, many of the underlying Funds that are available as investment options in our variable life policies are also available as investment options in variable annuity contracts, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and Policy Owners in these other products engage in similar transfer transactions.

We take advantage of our size and available technology to combine sales of a particular underlying Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular underlying Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the price you pay for or receive upon the purchase or sale of an investment option. This means that we sometimes reallocate shares of an underlying Fund rather than buy new shares or sell shares of the underlying Fund.

For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that underlying Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Policy Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same underlying Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

ARE THERE ANY CHARGES FOR TRANSFERS AMONG SUB-ACCOUNTS?

Under the Policy, we have the right to assess an Administrative Transfer Fee of up to $25 per transfer after the first transfer you make in any month. We are currently not assessing Administrative Transfer Fees.

WHAT RESTRICTIONS ARE THERE ON YOUR ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER REQUEST EACH DAY. We limit each Policy Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer", however, you cannot transfer the same Account Value more than once a Valuation Day.

For example:

- If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.

- If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer.

- Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day's transfer activity would count as one Sub-Account transfer.

- Conversely, if you have $10,000 in Account Value distribution among 10 different Sub-Accounts and you request to transfer the Account Value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.

- However, you cannot transfer the same Account Value more than once in one day. That means if you have $10,000 in a Money Market Fund Sub-Account and you transfer all $10,000 into a Stock Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Stock Fund Sub-Account into another Sub-Account.

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SECOND, YOU ARE ALLOWED TO SUBMIT A TOTAL OF 20 SUB-ACCOUNT TRANSFERS EACH CALENDAR YEAR (THE "TRANSFER RULE") BY U.S. MAIL, VOICE RESPONSE UNIT, INTERNET, TELEPHONE, SAME DAY MAIL OR COURIER SERVICE. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests (and any trade cancellation requests) in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet, same day mail service or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.

The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on an underlying Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.

WE MAKE NO ASSURANCES THAT THE TRANSFER RULE IS OR WILL BE EFFECTIVE IN DETECTING OR PREVENTING MARKET TIMING.

THIRD, POLICIES HAVE BEEN DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT
TRANSFERS. You should not purchase this Policy if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Policy if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same underlying Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of an underlying Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:

ABUSIVE TRANSFER POLICY (EFFECTIVE UNTIL JULY 1, 2007)

Regardless of the number of Sub-Account transfers you have done under the Transfer Rule, you still may have your Sub-Account transfer privileges restricted if you violate the Abusive Transfer Policy.

We rely on the underlying Funds to identify a pattern or frequency of Sub-Account transfers that the underlying Fund wants us to investigate. Most often, the underlying Fund will identify a particular day where it experienced a higher percentage of shares bought followed closely by a day where it experienced the almost identical percentage of shares sold. Once an underlying Fund contacts us, we run a report that identifies all Policy Owners who transferred in or out of that Sub-Account on the day or days identified by the underlying Fund. We may share tax identification numbers and other shareholder identifying information contained in our records with Funds. We then review the Policies on that list to determine whether transfer activity of each identified Policy violates our written Abusive Transfer Policy. We don't reveal the precise details of our analysis to help make it more difficult for abusive traders to adjust their behavior to escape detection. We consider some or all of the following factors:

-   the dollar amount of the transfer;

-   the total assets of the Funds involved in the transfer;

-   the number of transfers completed in the current calendar quarter;

- whether the transfer is part of a pattern of transfers designed to take advantage of short term market fluctuations or market inefficiencies; or

-   the frequent trading policies and procedures of a potentially affected Fund.

If you violate the Abusive Trading Policy, we will terminate your Sub-Account transfer privileges until your next Policy Anniversary. We do not differentiate between Policy Owners when enforcing this policy.

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UNDERLYING FUND TRADING POLICIES (EFFECTIVE AFTER JULY 1, 2007)

You are subject to underlying Fund trading policies, if any. We are obligated to provide, at the underlying Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist underlying Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to assist an underlying Fund, to help monitor compliance with that Fund's trading policy.

We are obligated to follow each underlying Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into an underlying Fund or other funds within that fund complex. We are not authorized to grant exceptions to an underlying Fund's trading policy. Please refer to each underlying Fund's prospectus for more information.

Underlying Fund trading policies do not apply or may be limited. For instance:

- Certain types of financial intermediaries may not be required to provide us with shareholder information.

- "Excepted funds" such as money market funds and any underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that an underlying Fund treats as a single investor.

- A Fund can decide to exempt categories of Policy Owners whose Policies are subject to inconsistent trading restrictions or none at all.

- Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Policy; or (iv) as a result of payments such as loan repayments, scheduled Premium Payments, scheduled withdrawals or surrenders, retirement plan Premium Payments.

POSSIBILITY OF UNDETECTED ABUSIVE TRADING OR MARKET TIMING. We may not be able to detect or prevent all abusive trading activities. For instance,

- Since we net all the purchases and redemptions for a particular underlying Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

- Certain forms of variable annuities and types of underlying Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.

- Our policies apply only to individuals and entities that own or are Policy Owners under this Policy. However, the underlying Funds that make up the Sub-Accounts of this Policy are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

HOW ARE YOU AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by an underlying Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact underlying Fund performance and, as a result, the performance of your Policy. This may also lower the Death Benefit paid to your Beneficiary.

Separate Account investors could be prevented from purchasing underlying Fund shares if we reach an impasse on the execution of an underlying Fund's trading instructions. In other words, an underlying Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.

In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.

FIXED ACCOUNT AND BENEFIT ACCOUNT TRANSFERS AND TRANSFER RESTRICTIONS

TRANSFERS TO THE BENEFIT ACCOUNT

Anytime after the first Policy Year, You may request to transfer amounts to the Benefit Account from Your Investment Account. Amounts so transferred may be subject to a Transfer Charge. In addition, amounts transfered may be subject to:
(1) the Investment Account Transfer Charge; (2) a percentage of premium charge; and (3) Administrative Transfer Fee.

Only one such transfer per calendar month may be made.

INVESTMENT ACCOUNT TRANSFER CHARGE

Each premium payment allocated to the Investment Account has its own Investment Account Transfer Charge schedule shown below. The Transfer Charge is calculated based on a percentage of each premium payment allocated to the

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Investment Account prior to any Deductions from Premium Payments. The amount assessed a charge will not exceed your premium payments allocated to the Investment Account. Only premium payments held for less than five years will be subject to a charge.

                  INVESTMENT ACCOUNT TRANSFER CHARGE SCHEDULE

PERCENTAGE USED TO CALCULATE THE TRANSFER CHARGE:

        NUMBER OF POLICY ANNIVERSARIES             ON AMOUNTS TRANSFERRED FROM
         SINCE THE PREMIUM ALLOCATION                THE INVESTMENT ACCOUNT
           TO THE INVESTMENT ACCOUNT                 TO THE BENEFIT ACCOUNT
--------------------------------------------------------------------------------
                       0                                        3%
                       1                                        3%
                       2                                        3%
                       3                                        2%
                       4                                        1%
                      5+                                        0%

For purposes of calculating the Investment Account Transfer Charge, transfers from the Investment Account will occur in the following order:

(a) transfers made during the first five Policy Years will be taken first from premium payments and then from earnings;

(b) transfers made after the fifth Policy Year will be taken:

    (1) first, from premium payments held in the Policy for more than five years;

    (2)  then, from earnings; and

    (3)  then, from premium payments held in the Policy for five years or less.

TRANSFERS TO THE INVESTMENT ACCOUNT

Anytime after the first Policy Year, You may request to transfer amounts from the Benefit Account to the Investment Account. The minimum transfer allowed is $500. The maximum transfer allowed is Your Benefit Account value less (a) Indebtedness attributable to the Benefit Account; and (b) Benefit Account Surrender Charges; and (c) $1,000. A Transfer Charge, not to exceed the Maximum Administrative Transfer Charge shown in the Fee Table, if any, may be assessed on each such transfer. Only one such transfer per calendar month may be made.

After amounts transferred have been taken from the Benefit Account, the Face Amount will be reduced by the amount of the reduction in the Benefit Account as a result of the transfer.

RESTRICTIONS ON TRANSFERS FROM THE FIXED ACCOUNT TO THE SUB-ACCOUNTS

You are limited as to the timing and the amounts that can be transferred from the Fixed Account to the Sub-Accounts (other than those allowed under the Dollar Cost Averaging program). The limits are as follows:

(a) the transfer must occur during the 30 day period following each Policy Anniversary; and

(b) the maximum amount transferred in any Policy Year will be the greater of (a) $1,000; or (b) 25% of the accumulated value in the account on the date of transfer.


As a result of these restrictions, it can take several years to transfer amounts from the Fixed Account to the Sub-Accounts.



For example, it may take 16 years to move $100,000 from the Fixed Account (assuming no growth on the account or policy charges):



                            BEGINNING
                              FIXED
                             ACCOUNT             AMOUNT             ENDING
                              VALUE            TRANSFERRED          BALANCE
        YEAR                   ($)                 ($)                ($)
--------------------------------------------------------------------------------
          1                   100,000             25,000             75,000
          2                    75,000             18,750             56,250
          3                    56,250             14,063             42,188
          4                    42,188             10,547             31,641
          5                    31,641              7,910             23,730
          6                    23,730              5,933             17,798
          7                    17,798              4,449             13,348
          8                    13,348              3,337             10,011
          9                    10,011              2,503              7,508
         10                     7,508              1,877              5,631
         11                     5,631              1,408              4,224
         12                     4,224              1,056              3,168
         13                     3,168              1,000              2,168
         14                     2,168              1,000              1,168
         15                     1,168              1,000                168
         16                       168                168                  0


OTHER LIMITATIONS

DEFERRAL OF PAYMENTS -- State law allows us to defer payment of any Cash Surrender Values, withdrawals and loan amounts that do not come from any of the Sub-Accounts for up to six months from the date of the request. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis. If we defer payment for more than 30 days, we will pay you interest. For policies issued in New York, if we defer payment for more than 10 days, we will pay you interest.

MODIFICATIONS OF POLICY -- The only way the Policy may be modified is by a written agreement signed by Our President, or one of Our Vice Presidents, Secretaries, or Assistant Secretaries. We may make modifications of the Policy in any form permitted by law including: (i) those modifications that are necessary to ensure that we operate the Separate Account as required under the Investment Company Act of 1940; (ii) that, in Our judgment, are necessary or appropriate to ensure that the Policy continues to qualify as life insurance under the Internal Revenue Code, or any other applicable law, regulation or interpretation and (iii) that, in Our judgment, are necessary or appropriate to comply with any law, regulation or interpretation. As required by law, We will provide written notice to You of any Policy modification.

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SUBSTITUTION OF FUNDS -- We reserve the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Securities and Exchange Commission.

CHANGE IN OPERATION OF THE SEPARATE ACCOUNT -- The operation of the Separate Account may be modified to the extent permitted by law, including deregistration under the securities laws.

SEPARATE ACCOUNT TAXES -- Currently, no charge is made to the Separate Account for federal, state and local taxes that may be allocable to the Separate Account. A change in the applicable federal, state or local tax laws which impose tax on Hartford and/or the Separate Account may result in a charge against the Policy in the future. Charges for other taxes, if any, allocable to the Separate Account may also be made.

HOW THE POLICY WORKS

Before we talk about how your policy works, you should read through the definition section to understand some of the key words and how they are defined in this Prospectus.

ACCOUNT VALUE -- The total of all assets in the Investment Account, Benefit Account and the Loan Account.

FACE AMOUNT -- An amount we use to determine the death benefit. On the effective date of the Policy, the Face Amount is the initial Face Amount shown in your Policy. The Face Amount may be increased or decreased under the terms of the Policy.

LOAN ACCOUNT -- The account used to collateralize Indebtedness.

INDEBTEDNESS -- The sum of all Policy loans taken plus any interest due or accrued minus any loan repayments.

MONTHLY ACTIVITY DATE -- The day we compute the Monthly Deduction Amount. This occurs on your Policy Anniversary and the same date in each succeeding month as the Policy Anniversary. However, if the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed to be the next Valuation Day.

NET PREMIUM PAYMENT -- Your Premium Payment minus any premium tax and premium charges.

VALUATION DAY -- Any day the New York Stock Exchange is open for trading. Values of each Sub-Account are determined as of the close of business of the New York Stock Exchange, generally 4:00 p.m. eastern time.

VALUATION PERIOD -- The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

PURCHASING A POLICY

To purchase a Policy you must submit an application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the life of an individual called the "Insured". The Insured must be age 85 or under and must supply evidence of insurability acceptable to us. Acceptance of the application is subject to our underwriting rules. We reserve the right to reject an application for any reason. The minimum initial Premium Payment is the amount required to keep the Policy in force for one month, but not less than $50.

Your Policy will be effective on the date we receive all outstanding delivery requirements and the initial Premium Payment. That date is the Policy Date. The Policy Date is the date used to determine all future cyclical transactions for the Policy, such as Monthly Activity Date and Policy Years.

You have the flexibility to determine when and in what amounts you make Premium Payments. Prior to Policy issue, you can choose a planned Premium Payment within a range we determine, based on the Face Amount and the Insured's sex (except where unisex rates apply), issue age and risk classification.

We will send you premium notices for planned Premium Payments. These notices may be sent on an annual, semi-annual or quarterly basis. You may also have Premium Payments automatically deducted monthly from your checking account. The planned Premium Payment and Premium Payment mode you select are shown on your Policy's specifications page. You may change the planned Premium Payment at any time, subject to our minimum payment rules then in effect.

After the first Premium Payment has been made, your subsequent Premium Payments are flexible. The actual amount and frequency of your Premium Payments will affect the Account Value and could affect the amount and duration of insurance provided by the Policy. Your Policy may lapse if the value of your Policy is not sufficient to cover the Monthly Deduction Amounts. If that happens, you may need to make additional Premium Payments in order to prevent the Policy from terminating. For details see, "Lapse and Reinstatement."

You may make additional Premium Payments at any time prior to the Policy Anniversary following the Insured's 100th birthday, subject to the following limitations:

- The minimum premium that we will accept is $50 or the amount required to keep the Policy in force.

- In some cases, applying a subsequent premium payment in a policy year could result in your policy becoming a modified endowment contract (MEC). Generally, we will not automatically apply a premium to your policy if it would cause your Policy to become a MEC. We will follow these procedures:

       - If we receive a subsequent premium payment that would cause the Policy to become a MEC greater than

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       20 calendar days prior to the Policy Anniversary Date we will apply the premium to the Policy. We intend to notify you in writing that your Policy has become a MEC and provide you with the opportunity to correct the MEC status as specified in the notice. You have 2 weeks from the date of the notice to respond.


       - If we receive a subsequent premium payment within 20 calendar days prior to the policy anniversary date, the premium payment will be considered not in good order. We will hold the payment and credit it to the policy on the policy anniversary date. If the policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the policy anniversary. The owner will be notified of our action after the premium payment has been credited.

These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay year may no longer coincide with your policy anniversary.

In some cases, applying a subsequent premium payment in a policy year could cause your Policy to fail the definition of life insurance.

If we receive a subsequent premium payment that would cause the Policy to fail the definition of life insurance greater than 20 calendar days prior to the policy anniversary date, the premium payment will be considered not in good order. We will return the premium payment to you and await further instructions.

If we receive a subsequent premium payment that would cause the Policy to fail the definition of life insurance within 20 calendar days prior to the policy anniversary date, the premium payment will be considered not in good order. We will hold the payment and credit the premium payment on the policy anniversary date. If the policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the policy.

- We reserve the right to require evidence of insurability for any Premium Payment that results in an increase in the death benefit greater than the amount of the Premium Payment.

INCREASES IN FACE AMOUNT -- We do not allow increases in the Face Amount except increases resulting from the Cost of Living Adjustment Rider. We do not require evidence of insurability for increases in the Face Amount under the Cost of Living Adjustment Rider. Each increase in the Face Amount due to the Cost of Living Adjustment Rider will be treated as a separate insurance segment and therefore the Monthly per $1,000 Charge, cost of insurance rates and surrender charges for each such insurance segment will depend on the individual characteristics of the insured at the time of the increase.

DECREASES IN FACE AMOUNT -- At any time after the first Policy Year, you may request in writing to decrease the Face Amount. The minimum amount by which the Face Amount can be decreased is based on our rules then in effect. We reserve the right to limit the number of decreases made under a Policy to no more than one in any 12 month period.

There is no charge for decreasing the Face Amount. A decrease in the Face will not change the policy rates and charges except that the cost of insurance charge will generally be lower because the amount of risk will be smaller.

A decrease in the Face Amount will be effective on the Monthly Activity Date following the date we receive your request in writing. The remaining Face Amount must not be less than that specified in our minimum rules then in effect.

ALLOCATION OF PREMIUM PAYMENTS

INITIAL NET PREMIUM -- During the application process, you choose how you want to allocate your initial Net Premium among the Sub-Accounts and the Fixed Account on the premium allocation form. Any Net Premium received by us in good order prior to the end of the Right to Examine Period, will be allocated to the Hartford Money Market HLS Fund Sub-Account based on the next computed value of the Hartford Money Market HLS Fund Sub-Account. Upon the expiration of the Right to Examine Period, we will automatically allocate the value in the Hartford Money Market HLS Fund to the Fixed Account (if applicable) and the Sub-Accounts according to your premium allocation instructions. (For policies issued by Hartford Life Insurance Company, if your policy was issued as a result of a replacement, we will automatically move the money from the Hartford Money Market HLS Fund Sub-Account to the Sub-Accounts and the Fixed Account based on the instructions in the application 10 days after the policy was issued, not at the end of the Free Look period.)

SUBSEQUENT NET PREMIUMS -- For subsequent Net Premium Payments, you may send allocation instructions to the addresses shown below in accordance with our then current procedures. If you make a subsequent premium payment and do not provide us with allocation instructions, we will allocate the premium payment among the Sub-Accounts and the Fixed Account in accordance with your most recent allocation instructions. Any allocation instructions will be effective upon receipt by us in good order and will apply only to premium payments received on or after that date. Subsequent premium payments received by us in good order will be credited to your Policy based on the next computed value of a Sub-Account following receipt of your premium payment. Net Premiums allocated to the Fixed Account will be credited to your Policy on the day business day they are received.

You may not exceed twenty (20) investment choices at any given time and the percentage you allocate to each Sub-Account and/or the Fixed Account must be in whole percentages.

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HOW TO SEND PREMIUM PAYMENTS:

MAIL

You should send premium payments to the following lockbox address:

The Hartford
PO Box 64273
St. Paul, MN 55164-0273

or

To our Life Operations team at:

The Hartford
500 Bielenberg Drive
Woodbury, MN 55125

WIRE

You may also arrange to pay your premium payments by wire. To wire payments call 1-800-231-5433 or email LifeService@Hartfordlife.com.

Mailed premium payments not sent to either of the addresses stated above will be considered not in good order. We will reroute the payment and apply it on the Valuation Date when it is received at the correct location and is determined to be in good order. You can also arrange to make premium payments by wire transfers.

Each time you make a Premium Payment, the transaction confirmation sent to you will show how a Net Premium Payment has been allocated. Additionally, each quarterly statement summarizes the current Premium Payment allocation in effect for your Policy.

If your most recent premium allocation instructions include a Fund (merging
Fund) that has been merged into another Fund (surviving Fund) and we do not receive alternative instructions, we will allocate the premium among the Sub-Accounts and the Fixed Account based on your most recent allocation instructions, except that we will apply the premium that would have been allocated to the merging Fund to the surviving Fund. If your most recent premium allocation instructions include a Fund that has been liquidated, generally, unless we receive alternative instructions, we will reject the premium as "not in good order" and seek alternative instructions. (Please note that if your most recent allocation instructions include a Fund that we merged or liquidated and your premium payments are made through ACH (wire service), we will reject that premium payment as "not in good order" and seek alternative instructions.

If you mail or fax us a transfer or premium payment request with premium allocation or transfer instructions and those premium allocation or transfer instructions request that a premium or policy value be allocated to a Fund that has been merged or liquidated, we will reject that request as "not in good order" and seek alternative instructions.

ACCUMULATION UNITS AND ACCUMULATION UNIT VALUE -- When Net Premium Payments are credited to the Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Net Premium Payments by the Accumulation Unit Value for that day. The more Premium Payments you make to your Policy, the more Accumulation Units you will have. The number of Accumulation Units in the sub-account is decreased when amounts are transferred out, any transfer charges are taken, any Monthly Deduction Amounts are taken, withdrawals are taken, any applicable surrender charges are taken or for a death claim, by transferring money out of the Sub-Accounts or settling a death benefit claim.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day. The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share of the Fund held in the Sub-Account at the end of the current Valuation Period, including the per share amount of any dividend or capital gain distributions paid by that Fund during that Valuation Period, divided by

- The net asset value per share of the corresponding Fund at the beginning of the Valuation Period.

All valuations in connection with a Policy, such as determining Account Value, Policy Loans, or the calculation of death benefits will be based on the next computed accumulation unit value after We receive it in good order.

ACCOUNT VALUE

Your Account Value is the sum of all your assets allocated to the Sub-Accounts, the Fixed Account, the Benefit Account and the Loan Account. Your Account Value changes on a daily basis and will be computed on each Valuation Day. Account Value varies to reflect the investment experience of the Sub-Accounts, the interest credited to the Fixed Account, the Benefit Account and the Loan Account, any Monthly Deduction Amount and any withdrawals taken and any Premium Payments made. Amounts allocated to the Sub-Accounts are credited to your Policy on the basis of the Sub-Account value next determined after our receipt of your Net Premium Payment, transfer request, or loan repayment. We will not value Sub-Account assets on days on which the New York Stock Exchange is closed for trading.

ACCOUNT VALUE

Your Account Value on the Policy Date equals the sum of the initial Net Premium allocated to the Benefit Account plus Your Investment Account value plus Your Loan Account value, if any, less the Monthly Deduction Amount for the first policy month.

On each Valuation Day, Your Account Value equals the sum of:

(a)  Your accumulated value in the Benefit Account;

(b) Your Investment Account value; and

(c)  Your Loan Account value if any.

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ACCUMULATED VALUE IN THE BENEFIT ACCOUNT

Your Accumulated Value in the Benefit Account equals:

(a)  the Net Premiums allocated to it; plus

(b) net amounts transferred to it from other Investment Choices or the Loan Account; plus

(c)  interest credited to it; minus

(d) amounts transferred out of it to other Investment Choices or the Loan Account; minus

(e)  any charges taken as a result of a transfer from it; minus

(f)  any Monthly Deduction Amounts taken from it; minus

(g)  any withdrawals taken from it.

INVESTMENT ACCOUNT VALUE

Your Investment Account value equals the accumulated value in the Sub-Accounts plus the accumulated value in the Fixed Account.

ACCUMULATED VALUE IN THE FIXED ACCOUNT

Your accumulated value in the Fixed Account equals:

(a)  the Net Premiums allocated to it; plus

(b) amounts transferred to it from other Investment Choices or the Loan Account; plus

(c)  interest credited to it; minus

(d) amounts transferred out of it to other Investment Choices or the Loan Account; minus

(e)  any transfer charges taken from it; minus

(f)  any Monthly Deduction Amounts taken from it; minus

(g)  any withdrawals taken from it; minus

(h) any applicable Surrender Charges taken from it.

ACCUMULATED VALUE IN THE SUB-ACCOUNTS

Your accumulated value in any Sub-Account equals:

(a) the number of Your Accumulation Units in that Sub-Account on the Valuation Day; multiplied by

(b) that Sub-Account's Accumulation Unit Value on the Valuation Day.

For purposes of calculating Sub-Account values, whenever the Monthly Activity Date falls on a date other than a Valuation Day, We will use the Sub-Account values as of the next Valuation Day.

The number of Accumulation Units in any Sub-Account is increased when:

(a)  Net Premiums are allocated to it; or

(b) amounts are transferred to it from other Investment Choices or from the Loan Account.

The number of Accumulation Units in any Sub-Account is decreased when:

(a) amounts are transferred out of it to other Investment Choices or to the Loan Account; or

(b) any transfer charges are taken from it; or

(c)  any Monthly Deduction Amounts are taken from it; or

(d) any withdrawals are taken from it; or

(e)  any applicable Surrender Charges are taken from it.

CASH VALUE

Your Cash Value is equal to Your Account Value less any applicable Surrender Charges as shown on Page 3B of your policy.

CASH SURRENDER VALUE

Your Cash Surrender Value is equal to Your Cash Value less Indebtedness, if any.

BENEFIT ACCOUNT: Part of Hartford's General Account. You may allocate some or all of your Net Premium Payments to this account. Transactions applied against this account also affect the Policy Protection Benefit. Net Premium Payments that are designated to preserve the Policy Protection Amount are allocated to this account.


The Benefit Account is an Investment Choice under the policy. The Benefit Account is part of the Company's General Account. We credit interest at a rate as declared by Us to Policy Value allocated to the Benefit Account. In addition, premium payment, withdrawals, transfers, loans and loan repayments applied to or deducted from the Benefit Account are used to determine the accumulated value of the Policy Protection Account.


POLICY PROTECTION BENEFIT

GENERAL

The Policy Protection Benefit, if available, will prevent Your Policy from going into default on any Monthly Activity Date when Your Benefit Account Value is not sufficient to cover deductions taken from the Benefit Account by waiving the portion of such deductions which exceed the Benefit Account Value.

However, this benefit will not prevent Your Policy from going into default when the Indebtedness equals or exceeds the Cash Value. See the Termination Due To Excessive Indebtedness provision for more information.

WHEN THIS BENEFIT IS AVAILABLE

This benefit is available if, on any given Monthly Activity Date, the Policy Protection Test is met. If this benefit is not available, it can be made available at any time by making a premium payment or loan repayment or a transfer from the Investment Account to the Benefit Account, sufficient to meet the Policy Protection Test. However, if premiums received to restore the availability of this benefit would cause the policy to fail to meet the definition of life insurance (in accordance with the Internal Revenue Code) the excess premiums will be refunded and this benefit will not be available at that time.

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HOW THE POLICY PROTECTION TEST IS MET

The Policy Protection Test is met if the accumulated value in the Policy Protection Account is equal to or greater than zero. If the test is not met, the benefit will not be available.

WHEN THIS BENEFIT GOES INTO EFFECT

This benefit will go into effect when Your Benefit Account value is not sufficient to cover the monthly deductions taken from the Benefit Account provided that the Policy Protection Test is met.

If this benefit goes into effect, any Monthly Deduction Amounts that could not be deducted from the Benefit Account will be waived.

POLICY PROTECTION ACCOUNT

The Policy Protection Account is a reference account used solely to determine whether or not the Policy Protection Test has been met. This Account is not used to determine the actual Account Value, Cash Value, Cash Surrender Value or Death Benefit provided by the Policy. Premium payments, withdrawals, transfers and loan repayments applied to or deducted from the Benefit Account will result in a transaction of equal amount which is then allocated to the Policy Protection Account. We calculate the value in the Policy Protection Account similar to the calculation of Benefit Account Value but we apply a different set of charges as set forth in Your Policy.

NOTIFICATION OF POLICY PROTECTION STATUS

We want to keep You informed on the status of the benefit. Therefore, at the end of each Policy Year, We will inform You of the following:

(a)  whether or not the benefit is then available;

(b) if it is not available, the amount necessary to have the benefit available until the next Policy Anniversary; and

(c) if applicable, how long the benefit will be available assuming that You continue to make Planned Premium payments on time as scheduled.

You can obtain the value of the Policy Protection Account at anytime by calling us at 1-800-238-5453.

REQUESTED CHANGES

Changes will be made to the Policy Protection Monthly Rate if:

(a)  an Insured's risk class changes;

(b) the Face Amount increases or decreases;

(c)  other riders are added to or removed from the Policy; or

(d) there are any increases or decreases to benefits provided by riders.

If any of the above changes occur, We will send You new Policy Specification Pages, or an endorsement, which will reflect changes to the Policy Protection rates and/or charges that were affected by the requested change.

DEATH BENEFITS

Your Policy provides for the payment of the death benefit proceeds to the beneficiary that you name upon receipt of due proof of the death of the Insured. You must notify us in writing as soon as possible after the death of the Insured. The death benefit proceeds payable to the beneficiary equal the death benefit minus any Indebtedness and any due and unpaid Monthly Deduction Amount. Fluctuations in your Account Value may have an effect on your death benefit. If your Policy lapses, no death benefit will be paid.

The Death Benefit on the Policy Date is equal to the sum of the Initial Face Amount; Your Investment Account value, and the Loan Account value attributable to loans taken from the Investment Account.

Thereafter, the Death Benefit is equal to the greater of:

(a) the sum of the current Face Amount, Your Investment Account value, and the Loan Account value attributable to loans taken from the Investment Account; or

(b) the Minimum Death Benefit.

The Death Benefit may change in accordance with the Minimum Death Benefit, Increases and Decreases in Face Amount, Transfers and Withdrawals provisions, increases and decreases in the accumulated value in the Sub-Accounts, and any additional benefits provided by riders which may be attached to this Policy.

DEATH PROCEEDS

Upon receipt of Due Proof of Death of the Insured, We will pay the Death Proceeds to the Beneficiary. Death Proceeds equal the Death Benefit less all Indebtedness and any due and unpaid Monthly Deduction Amounts occurring during a Policy Grace Period.

Any Monthly Deduction Amounts taken after the date of the Insured's death and before We receive Due Proof of Death will be added to Your Account Value for purposes of determining Your Death Proceeds. All amounts used in determining the Death Proceeds are calculated as of the date We receive Due Proof of Death.

If the Insured dies after We receive a request In Writing from You to surrender the Policy, the Cash Surrender Value will be paid in lieu of the Death Proceeds.

MINIMUM DEATH BENEFIT -- The Policy must satisfy a death benefit compliance test to qualify as life insurance under section 7702 of the Internal Revenue Code. The test effectively requires that the death benefit always be equal to or greater than the Account Value multiplied by a certain percentage. Your

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Policy has a minimum death benefit. We will automatically increase the death benefit so that it will never be less than the Account Value multiplied by the minimum death benefit percentage for the then current year. This percentage varies according to the Policy year and insured's issue age, sex (where unisex rates are not used) and insurance class. This percentage will never be less than 100% or greater than 1400%. The specified percentage applicable to you is listed on the specifications page of your Policy.

EXAMPLES OF MINIMUM DEATH BENEFIT

                                                                A          B
--------------------------------------------------------------------------------
 Face Amount                                                  $50,000    $50,000
 Benefit Account Value                                         23,000     17,000
 Specified Percentage                                            250%       250%

In Example A, the death benefit equals $57,500, i.e., the greater of $50,000 (the Face Amount) or $57,500 (the Account Value at the date of death of $23,000, multiplied by the specified percentage of 250%). This amount, less any outstanding Indebtedness, constitutes the death proceeds payable to the beneficiary.

In Example B, the death benefit is $50,000, i.e., the greater of $50,000 (the Face Amount) or $42,500 (the Account Value of $17,000, multiplied by the specified percentage of 250%).

RIDERS

You may add additional benefits to your Policy by electing one or more of the riders described below. Each rider involves additional costs that depend on the age, sex, and risk class of the insured, and the level of benefit provided by the rider. Each rider is subject to the restrictions and limitations described in the rider.


ESTATE TAX REPEAL BENEFIT RIDER -- In the news media you may have read that the federal Estate Tax law will expire in 2011 if Congress takes no action before then. Although it seems unlikely that Congress would allow the federal Estate Tax law to expire, if this were to happen it might affect your estate planning and you may no longer want this Policy. This Rider allows you to terminate your Policy and receive the Account Value without any deduction for Surrender Charges if there is no federal Estate Tax law in effect in 2011. We must receive your Surrender request during the month of January 2011. The amount you receive under this Rider is reduced by any outstanding Indebtedness. There is no additional charge for this Rider. The tax treatment of surrender proceeds from a surrendered policy pursuant to the Estate Tax Repeal Rider is the same as the tax treatment of surrender proceeds from a surrendered policy without the rider. See "Federal Tax Considerations" for more information.


WAIVER OF SPECIFIED AMOUNT DISABILITY BENEFIT RIDER -- If you become disabled, you may have a difficult time paying your life insurance premiums to keep your Policy inforce. Under this Rider, if the Insured becomes totally disabled, we will credit the Policy with the amount shown in the specifications page of your Policy, for as long as the Insured remains totally disabled. This will help keep your Policy inforce if you fall behind on your Premium Payments. You choose the level of coverage when you select the Rider. The charge for this Rider will continue to be deducted during total disability until the Rider terminates. You may elect this rider when you purchase your Policy or on any Policy Anniversary. Hartford may require proof of insurability before we issue this rider to you.

WAIVER OF SPECIFIED AMOUNT DISABILITY BENEFIT RIDER (AVAILABLE FOR POLICIES ISSUED AFTER MARCH 12, 2007) -- If the Insured becomes totally disabled you may have a difficult time paying the life insurance premiums. Under this rider, we will credit the policy with an amount specified in your Policy until the Insured attains age 65, or at least two years, if longer. The rider automatically terminates after the Insured reaches attained age 65. The rider is only available at Policy issuance and there is a charge for this rider.

ACCIDENTAL DEATH BENEFIT RIDER -- You may want additional life insurance coverage in case you die by accident. Under this Rider we will pay a specified amount shown on the specifications page of your Policy when the insured dies under accidental circumstances. You choose the level of coverage when you select the rider.

WAIVER OF THE MONTHLY DEDUCTION AMOUNT RIDER -- The costs of your Policy are deducted each month through the Monthly Deduction Amount. If you become disabled and fall behind on your Premium Payments, the continued deduction of the Monthly Deduction Amounts could put your Policy at risk to lapse and terminate. Under the Waiver of the Monthly Deduction Amount Rider, while the Insured is totally disabled, we will waive the Monthly Deduction Amount. This will help keep your Policy inforce if you fall behind on your Premium Payments. The charge of this Rider will continue to be deducted during total disability until the Rider terminates. You may elect this rider when you purchase your Policy or on any Policy Anniversary. Hartford may require proof of insurability before we issue this rider to you.

COST OF LIVING ADJUSTMENT RIDER -- You may want your life insurance coverage to keep pace with inflation. Under this Rider, we will increase your Face Amount without evidence of insurability on every second anniversary of the Rider. The Face Amount increases are based on increases in the consumer price index, subject to certain limitations. If you do not accept an increase, this Rider is terminated and no future increases will occur. There is no charge for this Rider.


POLICY CONTINUATION RIDER -- This rider gives you the option to continue your Policy at a reduced death benefit with no further Monthly Deduction Amounts in the event your Policy is in danger of lapsing or terminating due to excessive outstanding indebtedness. You may elect the benefit under limited circumstances as described in the Rider and subject to the terms and limitations described in the Rider. At the time you elect the Rider, a transaction charge will be deducted from your Account Value. The maximum transaction charge is 7% of the Account Value. If the rider allows the Policy to continue with

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minimal proceeds payable upon death (after reduction for any Policy Indebtedness), there is risk that the Internal Revenue Service could contend that the Policy has been effectively terminated and any Policy Indebtedness should be treated as a distribution from the Policy. Depending on the circumstances, all or part of such deemed distribution may be taxable as income.


CHILD RIDER -- This rider provides $5,000 or $10,000 of term life insurance coverage on the eligible children of the Insured under the policy. We will pay the term life insurance death benefit amount you elect under this rider upon receipt of due proof of death of an insured child. The rider covers all of the Insured's children who are 16 days to 14 years at rider issue. Children born or adopted after issue may be added upon attaining age 16 days. Children over 14 years may not be added. Coverage under this rider terminates for a child when they reach age 25 or when the Insured reaches age 65, if earlier.

ACCELERATED BENEFIT RIDER FOR TERMINAL ILLNESS -- In the event an insured's life expectancy is 12 months (24 months in some states) or less, we will pay a lump sum accelerated death benefit at your request subject to certain limitations and proof of eligibility. The benefit percentage is set at issue. The maximum charge for this rider is $300. (Hartford Life and Annuity Insurance Company Policies only).

These riders may not be available in all states.

SETTLEMENT OPTIONS

Proceeds from your Policy may be paid in a lump sum or may be applied to one of our settlement options. If the Death Benefit is paid in a lump sum and the payment is $10,000 or greater, the proceeds will be held in our General Account and we may establish an interest-bearing draft account ("Safe Haven Account") in the name of the Beneficiary. The Beneficiary can write one draft for the total amount of the payment, or keep the money in the General Account and write draft accounts as needed. We will credit interest at a rate determined by us. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit Proceeds to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven Account in all states and we reserve the right to discontinue offering it at anytime. The minimum amount that may be applied under a settlement option is $5,000 unless we agree otherwise. Once you select a settlement option, it is irrevocable and you may not change the settlement option for a lump sum. The following payment options are available to you or your beneficiary. If a payment option is not selected, proceeds will be paid in a lump sum. Your beneficiary may choose a settlement option instead of taking the Death Benefit amount in a lump sum.

FIRST OPTION -- INTEREST INCOME

We pay interest on the amount you have applied to this option. The interest we pay will be determined by us in our sole discretion, although we will not pay you less than the minimum amount required by your state. You may request these payments to be made monthly, quarterly, semi-annually or annually. If you elect this option you may request the remaining amount of the Death Benefit at any time.

SECOND OPTION -- INCOME OF FIXED AMOUNT

We pay equal payments (chosen by the beneficiary) of the total amount applied to this option along with interest equal to at least the minimum required by your state until that total amount is exhausted. You may request these payments to be made monthly, quarterly, semi-annually or annually. The final payment will be for the remaining balance.

THIRD OPTION -- PAYMENTS FOR A FIXED PERIOD

We make monthly payments for the number of years selected, which may be from one to 30 years. This option provides for guaranteed dollar amounts of monthly payments for each $1,000 applied under this settlement option.

Other arrangements for income payments may be added or otherwise agreed upon.

BENEFITS WHEN INSURED REACHES AGE 100

On the Policy Anniversary after the Insured reaches age 100 the following will occur:

-   All optional benefits will terminate;

-   We will stop assessing all monthly policy charges;

-   Any indebtedness will continue to accrue interest;

-   You may not make any additional premium payments;

-   You may make loan repayments;

-   You may not take any withdrawals from the Benefit Account;

-   You may not take any new loans;

-   The Policy may terminate due to excessive indebtedness

SURRENDERING AND MAKING WITHDRAWALS FROM YOUR POLICY

SURRENDER -- While your Policy is in force, you may surrender your Policy to us. We will pay you the Cash Surrender Value. Our liability under the Policy will cease as of the date we receive your request in writing, or the date you request your surrender, whichever is later.

A Policy's Cash Value is equal to the Account Value less any applicable surrender charges.

A Policy's Cash Surrender Value, which is the net amount available upon surrender of the Policy, is the Cash Value less any indebtedness.

WITHDRAWALS -- One withdrawal is allowed per calendar month. You may request a withdrawal in writing. The minimum withdrawal allowed is $500. The maximum withdrawal is the Cash Surrender Value, minus $1,000. Your Death Benefit,

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Account Value and Cash Value under the Policy will be reduced as a result of the withdrawal. Unless specified, the withdrawal will be deducted on a pro rata basis from the Fixed Account and the Sub-Accounts. You may be assessed a charge of up to $10 for each withdrawal. Additionally, withdrawals from the Investment Account may be assessed an Investment Account Surrender Charge.

WITHDRAWALS FROM THE INVESTMENT ACCOUNT

The maximum withdrawal amount allowed from the Investment Account is Your Investment Account value. Only one withdrawal per calendar month may be made. We may assess an Investment Account Surrender Charge when you request a withdrawal from the Investment Account. The Investment Account Surrender Charge is based on the amount you choose to withdraw and how long your premium payments have been allocated to the Investment Account. Each Premium allocated to the Investment Account has its own Investment Account Surrender Charge schedule. The longer you leave your premium payments in the Investment Account, the lower the Investment Account Surrender charge will be when you take withdrawals from the Investment Account. The amount assessed an Investment Account Surrender Charge will not exceed your total premiums allocated to the Investment Account. The percentage used to calculate the Investment Account Surrender Charge is shown below.

                  MAXIMUM INVESTMENT ACCOUNT SURRENDER CHARGES

PERCENTAGE USED TO CALCULATE THE SURRENDER CHARGE:

          NUMBER OF POLICY ANNIVERSARIES              ON AMOUNTS WITHDRAWN OR
           SINCE THE PREMIUM ALLOCATION                 SURRENDERED FROM THE
            TO THE INVESTMENT ACCOUNT                    INVESTMENT ACCOUNT
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                        0                                         7%
                        1                                         7%
                        2                                         7%
                        3                                         6%
                        4                                         5%
                        5                                         4%
                        6                                         3%
                        7+                                        0%

ORDER OF WITHDRAWALS FOR THE PURPOSE OF DETERMINING INVESTMENT ACCOUNT SURRENDER
CHARGES:

During the first seven Policy Years all withdrawals will be taken first from Premium Payments, then from earnings. After the seventh Policy Year, all withdrawals will be taken first from earnings, then for premium payments held in the policy for more than seven policy anniversaries and then from Premium Payments invested for less than seven anniversaries. Only Premium Payments invested for less than seven policy anniversaries are subject to Investment Account Surrender Charges.

The policy has an Overall Maximum Surrender Charge that the Investment Account Surrender Charge accessed upon withdrawal may not exceed. The Overall Maximum Surrender Charge is based on the initial face amount of the policy and is a declining schedule that lasts for the life of the policy. Each time an Investment Account Surrender Charge is assessed on a withdrawal, the Overall Maximum Surrender Charge is reduced.

WITHDRAWALS FROM THE BENEFIT ACCOUNT

The maximum withdrawal amount allowed from the Benefit Account is Your Benefit Account value less the Benefit Account Surrender Charges less $1,000. Only one withdrawal per calendar month may be made. After the withdrawal, the Face Amount will be reduced by an amount equal to the reduction in the Benefit Account value resulting from the withdrawal. Withdrawals from the Benefit Account will also have a negative impact on the Policy Protection Account.

LOANS

AVAILABILITY OF LOANS -- At any time while the Policy is in force, you may borrow against the Policy by assigning it as sole security to us. Any new loan taken together with any existing Indebtedness may not exceed the Cash Value on the date we grant a loan. The minimum loan amount that we will allow is $500. In Tennessee, there is no minimum.

When you take a loan, an amount equal to the loan is transferred to the Loan Account as collateral.

Unless you specify otherwise, all loan amounts will be transferred on a pro rata basis from the Fixed Account and each of the Sub-Accounts to the Loan Account.

Loans will also have negative impact on the Policy Protection Account.

If total Indebtedness equals or exceeds the Cash Value on any Monthly Activity Date, the Policy will then go into default. See "Lapse and Reinstatement."

PREFERRED INDEBTEDNESS -- If, at any time after the tenth (10th) Policy Anniversary, your Account Value exceeds the total of all premiums paid since issue, a portion of your Indebtedness may qualify as preferred. Preferred Indebtedness is charged a lower interest rate than non-preferred Indebtedness, if any. The maximum amount of preferred Indebtedness is the amount by which the Account Value exceeds the total premiums paid and is determined on each Monthly Activity Date.

LOAN REPAYMENTS -- You can repay all or any part of a loan at any time while your Policy is in force and the insured is alive. The amount of your Policy loan repayment will be deducted from the Loan Account. You must instruct us as to which Indebtedness the repayment should be applied to --

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Indebtedness attributable to the Benefit Account or Indebtedness attributable to the Investment Account:

    1. For loan repayments to the Investment Account: An amount equal to the loan repayment attributable to the Investment Account will be transferred from the Loan Account and will be allocated to the Investment Account in the same manner as premiums are allocated to that Account.

    2. For loan repayments to the Benefit Account: An amount equal to the loan repayment attributable to the Benefit Account will be transferred from the Loan Account and will be allocated to the Benefit Account.

In the absence of any such instructions, the repayment will be applied to any outstanding Indebtedness attributable to the Benefit Account to the extent possible, with any remaining amount applied to any outstanding Indebtedness attributable to the Investment Account.

Unless otherwise instructed, all payments received by us will be treated as Premium Payments under your Policy. You must indicate in writing if a payment is intended to be a loan repayment.

EFFECT OF LOANS ON ACCOUNT VALUE -- A loan, whether or not repaid, will have a permanent effect on your Account Value and Death Benefit. This effect occurs because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. In addition, the rate of interest credited to the Fixed Account and the Benefit Account will usually be different than the rate credited to the Loan Account. The longer a loan is outstanding, the greater the effect on your Account Value is likely to be. Such effect could be favorable or unfavorable. If the Fixed Account, the Sub-Accounts and the Benefit Account earn more than the annual interest rate for funds held in the Loan Account, your Account Value will not increase as rapidly as it would have had no loan been made. If the Fixed Account, the Sub-Accounts and the Benefit Account earn less than the Loan Account, then your Account Value will be greater than it would have been had no loan been made. Additionally, if not repaid, the aggregate amount of the outstanding Indebtedness will reduce the death proceeds and the Cash Surrender Value otherwise payable.

CREDITED INTEREST -- Any amounts in the Loan Account will be credited with interest at an annual rate of 3.0%.

INTEREST CHARGED ON INDEBTEDNESS -- Interest will accrue daily on the Indebtedness at the Policy loan rate. Because the interest charged on Indebtedness may exceed the rate credited to the Loan Account, the Indebtedness may grow faster than the Loan Account. If this happens, additional collateral will be transferred to the Loan Account. The additional collateral equals the difference between the Indebtedness and the value of the Loan Account. The additional collateral, if any, will be transferred on each Monthly Activity Date from the Fixed Account and the Sub-Accounts to the Loan Account on a pro rata basis. If there is not enough value in the Fixed Account and Sub-Accounts, the needed collateral will be transferred from the Benefit Account. Transfers from the Benefit Account will have a negative effect on policy protection benefit.

POLICY LOAN RATES -- The table below shows the maximum interest rates we will charge on your Indebtedness.

                          PORTION OF        INTEREST RATE
DURING POLICY YEARS      INDEBTEDNESS          CHARGED
------------------------------------------------------------
        1-10                 All                  5%
    11 and later          Preferred             3.25%
                        Non-Preferred           4.25%

We will pay death proceeds, Cash Surrender Values, partial withdrawals, and loan amounts from the Sub-Accounts within seven days after we receive all the information needed to process the payment, unless the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission or the Commission declares that an emergency exists.

LAPSE AND REINSTATEMENT

LAPSE AND GRACE PERIOD -- Your Policy will go into default on any Monthly Activity Date on which the Account Value less Indebtedness is not sufficient to cover the Monthly Deduction Amount and the Policy Protection Benefit is not available or the Indebtedness equals or exceeds the Cash Value.

If the Policy goes into default, we will send you a lapse notice to warn you that the Policy is in danger of terminating. This notice will be mailed at least 61 days before your coverage is to terminate. It will be mailed both to you and to any assignee of record at the last known address. This lapse notice will tell you the minimum Premium Payment required to keep the Policy from terminating. This minimum Premium Payment will never be greater than an amount which results in a Cash Surrender Value equal to the current Monthly Deduction Amount plus the next two Monthly Deduction Amounts as of the date your Policy goes into default.

We will keep your Policy inforce for the 61-day period following the date we mail you the notice. We call that period the "Grace Period." However, if we have not received the required Premium Payment specified in your lapse notice by the end of the Grace Period, the Policy will terminate. If the insured dies during the Grace Period, we will pay the Death Proceeds.

REINSTATEMENT -- If the Insured is still alive, the Policy may be reinstated prior to the date the Insured reaches age 100, unless the Policy has been surrendered for cash, and provided that:

-   You request reinstatement in writing within three years after termination;

-   You submit satisfactory evidence of insurability to us;

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- any Indebtedness existing at the time the Policy was terminated is repaid or carried over to the reinstated Policy; and

- You pay a premium sufficient to cover (a) all Monthly Deduction Amounts that are due and unpaid during the Grace Period and (b) the sum of Monthly Deduction Amounts for the next three months after the date the Policy is reinstated.

Your Benefit Account value on the reinstatement date will equal:

-   Your Benefit Account value at the time of Policy termination; plus

- Net Premiums attributable to the Benefit Account for premiums paid at the time of reinstatement; plus any Indebtedness attributable to loans taken from the Benefit Account carried over to the reinstated Policy; minus

- The Monthly Deduction Amounts that were due and unpaid during the Policy Grace Period.

Your Investment Account value on the reinstatement date will equal any Net Premiums attributable to the Investment Account for premiums paid at the time of reinstatement;

Your Loan Account value on the reinstatement date will equal any Indebtedness carried over to the reinstated Policy;

The Policy Protection Account will equal:

- The accumulated value of the Policy Protection Account at the time of Policy termination; plus

-   Policy Protection Net Premiums paid at the time of reinstatement; minus

- The Policy Protection Monthly charges that would have been deducted from the Policy Protection Account during the Policy Grace Period.

-   Any Surrender Charge is based on the duration from the original Policy date.

OTHER BENEFITS

DOLLAR COST AVERAGING PROGRAM -- You may elect to allocate your Net Premiums among the Sub-Accounts and the Fixed Account pursuant to the Dollar Cost Averaging (DCA) program. The DCA program allows you to regularly transfer an amount you select from the Fixed Account or any Sub-Account into a different Sub-Account. Amounts will be transferred monthly to the other investment choices in accordance with your premium allocation instructions. The dollar amount will be allocated to the investment choices that you specify, in the proportions that you specify. If, on any transfer date, your Account Value allocated to the Dollar Cost Averaging program is less than the amount you have elected to transfer, your DCA program will terminate.

You may cancel your DCA election by notice in writing or by calling us at 1-800-231-5453. We reserve the right to change or discontinue the DCA program.

The main objective of a DCA program is to minimize the impact of short-term price fluctuations. The DCA program allows you to take advantage of market fluctuations. Since the same dollar amount is transferred to your selected investment choices at set intervals, the DCA program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, a lower average cost per accumulation unit may be achieved over the long term. However, it is important to understand that the DCA program does not assure a profit or protect against investment loss.

ASSET ALLOCATION PROGRAM -- Asset Allocation is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. The Policy offers model allocations with pre-selected Sub-Accounts and percentages that have been established for each type of investor ranging from conservative to aggressive. Over time, Sub-Account performance may cause your Sub-Account allocation percentages to change, but under the Asset Allocation Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You may choose to have your Sub-Account allocations reallocated under this program either on a quarterly, semi-annual or annual basis, but you may only participate in one model at a time.

ASSET REBALANCING -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can only participate in one model at a time.

IMPACT OF FUND CHANGES ON DCA PROGRAM, ASSET ALLOCATION PROGRAM AND ASSET REBALANCING PROGRAM -- Certain Fund changes may impact these programs. If a Fund (merging Fund) contained in one of these program merges into another Fund (surviving Fund) and we do not receive alternative instructions from you, we will automatically replace the merging fund with the surviving fund for each of the programs. If a Fund contained in one of these programs is liquidated, unless other instructions are received, we will generally reject the next allocation under the applicable program as "not in good order" and seek alternative instructions.

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FEDERAL TAX CONSIDERATIONS

INTRODUCTION

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trusts or estates that are subject to United States federal income tax, regardless of the source of their income. See "Life Insurance Purchases by Nonresident Aliens and Foreign Entities," regarding life insurance purchases by non-U.S. Persons.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of a life insurance contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, this discussion does not address many of the tax consequences if you use the Contract in various arrangements, including tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification requirements or falls within a potentially adverse and/or broad tax definition or tax classification (e.g., for a deferred compensation or split-dollar arrangement). In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as a part of Hartford, which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves based on the policy.

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the policies. Hartford is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Hartford is the owner of the assets from which the tax benefits are derived.

INCOME TAXATION OF POLICY BENEFITS -- GENERALLY

For federal income tax purposes, the policies should be treated as life insurance contracts under Section 7702 of the Code. The death benefit under a life insurance contract is generally excluded from the gross income of the Beneficiary. However, there are exceptions to this general rule. Also, a life insurance policy owner is generally not taxed on increments in the contract value prior to a receipt of some amount from the policy, e.g., upon a partial or full surrender. Section 7702 imposes certain limits on the amounts of the premiums paid and cash value accumulations in a policy, in order for it to remain tax-qualified as a life insurance contract. We intend to monitor premium and cash value levels to assure compliance with the Section 7702 requirements.


At the time We issue the Policy, You must irrevocably elect one of the following tests to qualify the Policy as life insurance under section 7702 of the Code:
(a) the cash value accumulation test; or (b) the guideline premium and cash value corridor test.



Under the cash value accumulation test, a Policy's Death Benefit must be large enough to ensure that the Policy's Account Value is never larger than the net single premium that is needed to fund future benefits under the Policy. The net single premium under the Policy varies according to the age(s), sex(es)

48

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and underwriting class(s) of the insured(s) and is calculated in accordance with section 7702 and used to determine the minimum death benefit percentages stated in the Policy.



The guideline premium and cash value corridor test is made up of two components, each of which must be satisfied in order to qualify as life insurance under section 7702. Under the guideline premium portion of the test, the total premiums you pay cannot exceed your Policy's guideline premium limit. The guideline premium limit is the greater of the guideline single premium or the sum of the guideline level premiums to date. Under the cash value corridor portion of the test, the Policy's Death Benefit may not be less than the Policy Account Value multiplied by the minimum death benefit percentages set forth in section 7702 (and stated in the Policy).


There is some uncertainty as to the proper determination of the premium limits for purposes of Section 7702 and 7702A in the case of policies involving substandard risks. We believe our method of addressing substandard risks is reasonable, but the IRS could take a contrary view. Accordingly, there is a risk that the IRS could contend that certain policies involving substandard risks fail to meet the definition of life insurance in Section 7702 or should be considered modified endowment contracts.

We also believe that any loan received under a policy will be treated as indebtedness of the policy owner, and that no part of any loan under a policy will constitute income to the policy owner unless the policy is a modified endowment contract. There is a risk that the IRS could contend that certain preferred policy loans might not be loans for tax purposes. Instead, the IRS could treat these loans as distributions from the policy. If so, such amounts might be currently taxable. A surrender or assignment of the policy may have tax consequences depending upon the circumstances. Policy owners should consult a qualified tax adviser concerning the effect of such transactions.

During the first fifteen policy years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the policy.

The Maturity Date Extension Rider allows a policy owner to extend the maturity date to the date of the death of the insured. If the maturity date of the policy is extended by rider, we believe that the policy will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled maturity date. However, due to the lack of specific guidance on this issue, the result is not certain. If the policy is not treated as a life insurance contract for federal income tax purposes after the scheduled maturity date, among other things, the death proceeds may be taxable to the recipient. The policy owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled maturity date.

DIVERSIFICATION REQUIREMENTS

The Code requires that each sub-account of the Separate Account supporting your policy be adequately diversified. Code Section 817(h) provides that a variable life insurance contract will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as a life insurance contract, the policy owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of a segregated asset account underlying a variable contract is represented by any one investment,

-   no more than 70% is represented by any two investments,

-   no more than 80% is represented by any three investments and

-   no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the policy owner must agree to pay the tax due for the period during which the diversification requirements were not met.

OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT

In order for a variable life insurance contract to qualify for income tax deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Code Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular sub-accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this

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issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

For instance, the IRS in Rev. Rul. 2003-92 reiterated its position in prior rulings that, where shares in a fund offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such shares can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such shares should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such shares directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or other permitted entities.

The IRS in Rev. Rul. 2003-91 also indicated that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the underlying fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS

Under existing provisions of the Code, increases in a policy owner's Investment Value are generally not taxable to the policy owner unless amounts are received (or are deemed to be received) under the policy prior to the insured's death. If the policy is surrendered or matures, the amount received will be includable in the policy owner's income to the extent that it exceeds the policy's "basis" or "investment in the contract." (If there is any debt at the time of a surrender or maturity, then such debt will be treated as an amount distributed to the policy owner.) The "investment in the contract" is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received previously under the policy to the extent such amounts received were excluded from gross income. Whether partial withdrawals (or loan or other amounts deemed to be received) from the policy constitute income to the policy owner depends, in part, upon whether the policy is considered a modified endowment contract for federal income tax purposes, as described below.

MODIFIED ENDOWMENT CONTRACTS

Code Section 7702A applies an additional limit on premiums paid, the "seven-pay" test, to life insurance contracts. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules described in Section 7702A(c). A modified endowment contract ("MEC") is a life insurance policy that satisfies the Section 7702 definition of a life insurance contract and either
(i) fails the seven-pay test of Section 7702A or (ii) is exchanged for a MEC. A policy fails the seven-pay test if the accumulated amount paid into the policy at any time during the first seven policy years (or during any later seven-year test period) exceeds the sum of the net level premiums that would have been paid up to that point if the policy provided for paid-up future benefits after the payment of seven level annual premiums. Computational rules for the seven-pay test are described in Section 7702A(c).

A new seven-pay test and seven-year test period may be applied each time that a policy undergoes a material change, which includes an increase in the Face Amount. In addition, if there is a reduction in benefits under the policy within any seven-year test period, the seven-pay test is applied retroactively as if the policy always had the reduced benefit level from the start of the seven-year test period. Any reduction in benefits attributable to the nonpayment of premiums will not be taken into account for purposes of the seven-pay test if the benefits are reinstated within 90 days after the reduction.

A policy that is classified as a MEC is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is generally excluded from income tax and increments in contract value are not subject to current income tax (prior to an actual or deemed receipt of some amount). However, if the contract is classified as a MEC, then withdrawals and other amounts received or deemed received from the contract will be treated first as withdrawals of income and then as a tax-free recovery of premium payments or other basis. Thus, withdrawals will be includable in income to the extent the contract value exceeds the unrecovered basis. Also, the income portion of any amount received or deemed received prior to age 59 1/2 is subject to an additional 10% penalty tax, with certain exceptions. The amount of any loan (including unpaid interest thereon) under the contract will be treated as an amount received from the contract for income tax and additional 10% penalty tax purposes. In addition, if the policy owner assigns or pledges any portion of the value of a contract (or agrees to assign or pledge any portion), then such portion will be treated as an amount received from the contract for tax purposes. The policy owner's basis in the contract is increased by the amount includable in income with respect to such assignment, pledge or loan, though it is not affected by any other aspect of the assignment, pledge or loan (including its release or repayment).

All MEC policies that are issued in the same calendar year to the same policy owner by the same insurer (or its affiliates) are treated as one MEC policy for the purpose of determining the

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taxable portion of any loan or other amount received or deemed received that is subject to ordinary income tax or the 10% penalty tax. The adverse income tax (and 10% penalty tax) treatment of loans or other amounts received or deemed received from a MEC affects not only those amounts received or deemed received after the date on which a policy first becomes a MEC, but also those amounts received or deemed received in anticipation of the policy becoming a MEC. Amounts received or deemed received during the 2 years prior to such initial MEC date are automatically treated as amounts received in anticipation of MEC status.

Before assigning, pledging, or requesting a loan or other amount to be received under a policy that is a MEC, a policy owner should consult a qualified tax adviser.

We have instituted procedures to monitor whether a policy may become classified as a MEC.

ESTATE AND GENERATION SKIPPING TRANSFER TAXES

ESTATE TAX -- GENERALLY

When the insured dies, the death proceeds will generally be includable in the policy owner's estate for purposes of federal estate tax if the insured owned the policy. If the policy owner was not the insured, the fair market value of the policy would be included in the policy owner's estate upon the policy owner's death. The policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

GENERATION SKIPPING TRANSFER TAX -- GENERALLY

Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

FEDERAL INCOME TAX WITHHOLDING AND REPORTING

If any amounts are (or are deemed to be) current taxable income to the policy owner, such amounts will generally be subject to federal income tax withholding and reporting, pursuant to the Code.

EMPLOYER-OWNED LIFE INSURANCE, NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

Effective for all "employer-owned life insurance contracts" issued after August 17, 2006, Code Section 101(j) provides that death benefits from an "employer-owned life insurance contract" are subject to federal income tax in excess of premiums and other amounts paid, unless certain notice and consent requirements are satisfied and an exception under Section 101(j) applies.

An "employer-owned life insurance contract" is defined as a life insurance contract which --

(i) is owned by a person engaged in a trade or business ("policyholder") under which the policyholder (or a related person) is directly or indirectly a beneficiary under the contract, and

(ii) covers the life of an insured who is an employee with respect to the trade or business of the policyholder. For these purposes, the term "employee" means all employees, including officers and highly compensated employees, as well as directors.

Notice and consent is generally satisfied if, before the contract is issued, the employee --

- is notified in writing that the policyholder intends to insure the employee's life and the maximum face amount for which the employee could be insured at the time the contract was issued,

- provides written consent to being insured under the contract and that such coverage may continue after the insured terminates employment, and

- is informed in writing that the policyholder (or a related party) will be a beneficiary of any proceeds payable upon the death of the employee.

If the notice and consent requirements are met, the death benefit of an employer-owned life insurance contract will not be taxable if an exception under
Section 101(j) applies. Section 101(j) provides exceptions based on the insured's status (e.g., a director or certain highly compensated employees or an insured who was an employee at any time within the 12-month period before the insured's death) with respect to the policyholder, as well as exceptions for death benefit amounts paid to certain of the insured's heirs (e.g., the insured's estate or any individual who is the designated beneficiary of the insured under the contract (other than the policyholder)).

Section 6039I imposes annual reporting and recordkeeping requirements on employers that own one or more employer-owned life insurance contracts.

If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules.

Increases in the Investment Value of a contract may be considered in the determination of the corporate alternative minimum tax ("AMT") income. Death benefit proceeds in excess of AMT basis may be included in the computation of AMT income.

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Prior to purchasing a life insurance contract, a trade or business should consult with a qualified tax advisor.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN ENTITIES

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies and required tax forms are submitted to us. If withholding applies, we are required to withhold tax at the 30% rate, or lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prior to purchasing a life insurance contract, nonresident aliens and foreign entities should consult with a qualified tax advisor.

SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS

If a life insurance contract is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Internal Revenue Code ("Qualified Plan") for the benefit of participants covered under the plan, the federal and state income and estate tax treatment of such policies will be somewhat different from that described this section. The purchase may also affect the qualified nature of the plan.

The plan participant of a Qualified Plan must recognize the economic benefit of the insurance protection as income each year. The amount of economic benefit is measured by an IRS Table (currently Table 2001) or by a one-year term product of the insurer that meets specific IRS parameters outlined in IRS Notice 2002-8.

The death benefit under a life insurance contract is generally excluded from the gross income of the beneficiary. When life insurance is purchased within a Qualified Plan, the amount that is received income tax free is the difference between the face amount and the cash surrender value, but only to the extent that the participant has properly recognized into income the appropriate amount of economic benefit.

A Qualified Plan is subject to the so called "incidental benefit rules." A Qualified Plan is permitted to hold life insurance, so long as the life insurance coverage is "incidental" to the primary purpose of the plan and the plan document permits the purchase of life insurance. Life insurance coverage is considered "incidental" if less than 50 percent of the contributions can be used to purchase whole life insurance. Generally, for term, universal or variable life insurance, no more than 25 percent of such contributions may be used. The "incidental benefit" rules may also be satisfied if the death benefit does not exceed 100 times the participant's anticipated monthly normal retirement benefit. If the Qualified Plan does not comply with the incidental benefit rules, it may be subject to adverse tax consequences.

In April 2005, the Treasury Department and the IRS issued Rev. Proc. 2005-25 which discusses the valuation of life insurance policies within the context of Qualified Plans and Sections 83 and 79 of the Internal Revenue Code. In August of 2005, the Treasury Department issued final regulations clarifying that a life insurance policy transferred out of a Qualified Plan must be taxed at its full fair market value. The preamble to the final regulations states that taxpayers may rely on the safe harbor method for computing full fair market value discussed in Rev. Proc. 2005-25.

Distributions from Qualified Plans are generally subject to ordinary income tax, and if taken prior to age 59 1/2, a 10% federal tax penalty may apply to amounts distributed from the Qualified Plan. Also, distributions from a Qualified Plan generally are subject to federal income tax withholding requirements.

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974 as amended ("ERISA").

Purchasers of life insurance in a Qualified Plan should consult a qualified tax advisor to ensure that they comply with these complex rules and understand the federal and state income and estate tax treatment of such policies.

LEGAL PROCEEDINGS

The SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing. The Hartford continues to cooperate fully with the SEC and the New York Attorney General's Office in these matters. The funds are available for purchase by the Separate Accounts of different variable universal life insurance policies, variable annuity products, and funding agreements, and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between Sub-Accounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against The Hartford with respect to certain owners of older variable annuity contracts, The Hartford's ability to restrict transfers by these owners has, until recently, been limited. The Hartford has executed an agreement with the parties to the previously settled litigation which, together with separate agreements between these Contract Owners and their broker, has resulted in the exchange or surrender of all of the variable annuity contracts that were the subject of the previously settled litigation.

52

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To date, the SEC's and New York Attorney General's Office's market timing investigations have not resulted in the initiation of any formal action against The Hartford. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in discussions with the SEC and the New York Attorney General's Office regarding the potential resolution of these investigations. The potential timing of any resolution of these matters or the initiation of any formal action by these regulators is difficult to predict. After giving effect to the settlement of the SEC's directed brokerage investigation, as of December 31, 2006, Hartford Life had a reserve of $83 million, pre-tax, for the market timing matters, none of which was attributed to HLIC. This reserve is an estimate; in view of the uncertainties regarding the outcome of these regulatory investigations, it is possible that the ultimate cost to Hartford Life of these matters could exceed the reserve by an amount that would have a material adverse effect on Hartford Life's consolidated results of operations or cash flows in a particular quarterly or annual period. It is reasonably possible that HLIC may ultimately be liable for all or a portion of the ultimate cost to Hartford Life.

On June 23, 2005, The Hartford received a subpoena from the New York Attorney General's Office requesting information relating to purchases of The Hartford's variable annuity products, or exchanges of other products for The Hartford's variable annuity products, by New York residents who were 65 or older at the time of the purchase or exchange. On August 25, 2005, The Hartford received an additional subpoena from the New York Attorney General's Office requesting information relating to purchases of or exchanges into The Hartford's variable annuity products by New York residents during the past five years where the purchase or exchange was funded using funds from a tax-qualified plan or where the variable annuity purchased or exchanged for was a Sub-Account of a tax-qualified plan or was subsequently put into a tax-qualified plan. The Hartford is cooperating fully with the New York Attorney General's Office in these matters.

On July 14, 2005, The Hartford received an additional subpoena from the Connecticut Attorney General's Office concerning The Hartford's structured settlement business. This subpoena requests information about The Hartford's sale of annuity products for structured settlements, and about the ways in which brokers are compensated in connection with the sale of these products. The Hartford is cooperating fully with the New York Attorney General's Office and the Connecticut Attorney General's Office in these matters.

The Hartford does not expect any of these actions to result in a material adverse effect on the Separate Accounts or on the HLS funds that serve as underlying investments for these accounts.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a policy owner's ability to make certain transactions and thereby we may refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.

ILLUSTRATIONS OF POLICY BENEFITS

In order to help you understand how your policy values would vary over time under difference sets of assumptions, we will provide you with certain illustrations upon request. These illustrations will be based on the age and insurance risk characteristics of the insured and will also be based on the stated amount of insurance, premium payment pattern and hypothetical rates of return that you request. You can request for such personalized illustrations at anytime from your registered representative. We have included an example of an illustration as Appendix A to this prospectus.

FINANCIAL STATEMENTS

We have included the statutory financials statements for the Company and the Separate Account in the Statement of Additional Information (SAI). To receive a copy of the SAI free of charge, call you registered representative or write to us at:

The Hartford
P.O. Box 2999
Hartford, CT 06104-2999

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GLOSSARY OF SPECIAL TERMS

ACCOUNT VALUE: the sum of the accumulated value in Your Benefit Account, Investment Account and the Loan Account.

AMOUNT AT RISK: On any Monthly Activity Date, the Amount at Risk equals the Death Benefit less Your Account Value prior to assessing the Monthly Deduction Amount. At any other time, the Amount a Risk equals the Death Benefit less Your Account Value.

ATTAINED AGE: The insured's Issue Age plus the number of completed Policy Years.

BENEFIT ACCOUNT: An Investment Choice available within the Company's General Account to which we credit interest at a rate as declared by Us. Premium payments, withdrawals, transfers, loans and loan repayments applied to or deducted from this Account are used in determining the accumulated value of the Policy Protection Amount.

CASH SURRENDER VALUE: the Cash Value less all Indebtedness.

CASH VALUE: the Account Value less any applicable Surrender Charges.

COMPANY (ISSUING COMPANY): Either Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company. The name of the company that issues your policy appears on the policy and is determined primarily by the state where you purchased the policy.

FACE AMOUNT: an amount we use to determine the Death Benefit. On the policy date, the Face Amount equals the initial Face Amount shown in your policy. Thereafter, it may change under the terms of the policy.

FIXED ACCOUNT: An Investment Choice of the Investment Account which is part of our general account to which we credit interest at a rate declared by Us.

FUND: A registered open-end management company in which assets of the Separate Account may be invested.

GENERAL ACCOUNT :An account which contains all of Our assets other than those held in Our Separate Accounts.

GOOD ORDER: means all necessary documents and forms are complete and in our possession.

INDEBTEDNESS: all loans taken on the policy, plus any interest due or accrued minus any loan repayments.

INVESTMENT ACCOUNT :The Sub-Accounts and the Fixed Account.

ISSUE AGE :As of the Policy Date, an Insured's age on his/her last birthday.

LOAN ACCOUNT: an account used to hold amounts set aside to serve as security for loans taken on the policy.

MATURITY DATE: The date on which your policy matures and your policy terminates.

MONTHLY ACTIVITY DATE: the policy date and the same date in each succeeding month as the policy date. However, whenever the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed to be the next Valuation Day.

NET PREMIUM: the amount of premium allocated to the Benefit Account and Investment Account, as instructed by You. It is the premium paid less the Deductions from Premiums shown in your policy.

POLICY PROTECTION ACCOUNT :A reference account used solely to determine whether or not the Policy Protection Test has been met.

POLICY PROTECTION MONTHLY CHARGE :A charge deducted, on each Monthly Activity Date, from the Policy Protection Account as described in the Policy Protection Monthly Charge provision of your policy.

POLICY PROTECTION NET PREMIUM: The Premium amount credited to the Policy Protection Account. It is the premium allocated to the Benefit Account less deductions for the Policy Protection Premium Charge and the Policy Protection Tax Charge.

POLICY PROTECTION NET TRANSFERS :The transfer amount credited to the Policy Protection Account. It is the transfer allocated to the Benefit Account less deductions for the Policy Protection Premium Charge and the Policy Protection Tax Charge.

POLICY PROTECTION TEST :A test used to determine whether the Policy Protection Benefit is available.

PRO-RATA BASIS: an allocation method based on the proportion of the Account Value in the Fixed Account and each Sub-Account.

SEPARATE ACCOUNT: an account which has been established by us to separate the assets funding the variable benefits for the class of contracts to which the policy belongs from the other assets of the Company.

SUB-ACCOUNT: a subdivision of the Separate Account.

SURRENDER CHARGE: a charge that may be assessed upon (a) withdrawal or surrender of amounts from Your Investment Account; or (b) surrender of the Policy for its Cash Surrender Value. Separate Surrender Charges apply to the Benefit Account and the Investment Account as shown in your policy.

VALUATION DAY: the date on which a Sub-Account is valued. This occurs every day we are open and the New York Stock Exchange is open for trading. Values of each Sub-Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

WE, US, OUR: Either Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company.

YOU, YOUR: the owner of the policy.

54

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APPENDIX A -- HYPOTHETICAL ILLUSTRATIONS OF
DEATH BENEFITS, ACCOUNT VALUES AND CASH SURRENDER VALUES


The tables illustrate the way policies will perform based on assumptions about returns and the insured's characteristics. We have provided illustrations for policies issued prior to [August 1, 2007] and for policies issued [on or after August 1, 2007]. The illustrations show how the death benefit, cash surrender value and account value will vary over time, assuming hypothetical gross rates of return, 0%, 6% and 12%. The illustrations are based on the assumptions stated above each illustration and assume no rider benefits or allocations to the Fixed Account.


Policy values would be higher or lower from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% and 12%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) account values were allocated differently among the Subaccounts. The policy values would also differ if a policy loan or withdrawal were made.

The death benefits, cash surrender values and account values shown in the tables reflect: (i) deductions from premiums for the sales charge and state and federal premium tax charge and (ii) monthly deduction for per thousand charges, mortality and expense risk charges and cost of insurance charges.

The amounts shown for the death benefits, account values and cash surrender values as of the end of each Policy Year take into account an arithmetic average of underlying Fund fees. The gross annual investment return rates of 0%, 6% and 12% on the Fund's assets are equal to net annual investment return rates (net of the underlying Fund charges) of -0.89%, 5.11% and 11.11%, respectively.

The Company, through its agent, will provide you a personalized illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show the weighted average Fund expenses, arithmetic average Fund expenses and/or the actual Fund expenses depending on what you request. An explanation of how the Fund expenses are calculated will appear on the illustration. The hypothetical gross annual investment return assumed in such an illustration would not exceed 12%.

-------------------------------------------------------------------------------


                        HARTFORD LIFE INSURANCE COMPANY
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
               DEATH BENEFIT OPTION: RETURN OF INVESTMENT ACCOUNT



                              $725,000 FACE AMOUNT
                    ISSUE AGE: 58 MALE STANDARD NON-NICOTINE
             $23,359 PLANNED PREMIUM FIRST YEAR, $13,359 THEREAFTER
                   (BASED ON CURRENT, NON GUARANTEED CHARGES)



                FOR POLICIES ISSUED ON OR AFTER [AUGUST 1, 2007]



              TOTAL
            PREMIUMS
             WITH 5%                        DEATH BENEFIT                                ACCOUNT VALUE
YEAR        INTEREST            0%              6%               12%         0%              6%               12%
---------------------------------------------------------------------------------------------------------------------
1              $24,527        $734,607        $735,189          $735,770    $15,600         $16,182           $16,764
2              $39,780        $734,394        $735,566          $736,806    $21,702         $22,873           $24,114
3              $55,796        $734,185        $735,957          $737,942    $27,475         $29,246           $31,231
4              $72,613        $733,981        $736,362          $739,187    $37,883         $40,263           $43,088
5              $90,271        $733,782        $736,782          $740,552    $48,270         $51,270           $55,039
6             $108,811        $733,587        $737,218          $742,048    $57,845         $61,476           $66,305
7             $128,279        $733,397        $737,670          $743,688    $67,586         $71,860           $77,877
8             $148,719        $733,210        $738,139          $745,485    $77,385         $82,313           $89,660
9             $170,182        $733,028        $738,625          $747,456    $87,209         $92,806          $101,637
10            $192,718        $732,850        $739,129          $749,615    $96,992        $103,271          $113,758
15            $323,471        $732,016        $741,944          $763,963   $136,434        $146,362          $168,381
2             $490,347        $731,271        $745,319          $786,671   $153,030        $167,077          $208,429
25            $703,329        $730,606        $749,366          $822,615   $153,563        $172,323          $245,572
30            $975,154        $730,010        $754,219          $879,508    $83,206        $107,415          $232,703
35          $1,322,079        $729,479        $760,040          $969,559     $4,479         $35,040          $244,559
40          $1,764,852        $729,003        $767,019        $1,112,096     $4,003         $42,019          $387,096
45          $2,329,956        $728,578        $775,389        $1,337,707     $3,578         $50,389          $612,707
50          $3,051,188        $728,198        $785,426        $1,694,812     $3,198         $60,426          $969,812
55          $3,971,683        $727,859        $797,463        $2,260,047     $2,859         $72,463        $1,535,047
60          $5,146,493        $727,555        $811,897        $3,154,719     $2,555         $86,897        $2,429,719
62          $5,702,764        $727,443        $818,446        $3,644,644     $2,443         $93,446        $2,919,644


                 CASH SURRENDER VALUE
YEAR     0%              6%               12%
----  -------------------------------------------
1        $8,907          $9,489           $10,070
2        $8,694          $9,866           $11,106
3        $8,835         $10,606           $12,592
4       $19,243         $21,624           $24,449
5       $29,630         $32,630           $36,399
6       $39,205         $42,836           $47,666
7       $48,946         $53,220           $59,237
8       $59,492         $64,420           $71,767
9       $70,367         $75,965           $84,795
10      $81,209         $87,488           $97,975
15     $128,539        $138,467          $160,485
2      $153,030        $167,077          $208,429
25     $153,563        $172,323          $254,572
30      $83,206        $107,415          $232,703
35       $4,479         $35,040          $244,559
40       $4,003         $42,019          $387,096
45       $3,578         $50,389          $612,707
50       $3,198         $60,426          $969,812
55       $2,859         $72,463        $1,535,047
60       $2,555         $86,897        $2,429,719
62       $2,443         $93,446        $2,919,644



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

56

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                        HARTFORD LIFE INSURANCE COMPANY
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
               DEATH BENEFIT OPTION: RETURN OF INVESTMENT ACCOUNT



                              $725,000 FACE AMOUNT
                    ISSUE AGE: 58 MALE STANDARD NON-NICOTINE
             $23,359 PLANNED PREMIUM FIRST YEAR, $13,359 THEREAFTER
                         (BASED ON GUARANTEED CHARGES)



                FOR POLICIES ISSUED ON OR AFTER [AUGUST 1, 2007]



         TOTAL
       PREMIUMS
        WITH 5%                   DEATH BENEFIT                               ACCOUNT VALUE
YEAR   INTEREST       0%              6%               12%         0%             6%              12%
---------------------------------------------------------------------------------------------------------
1         $24,527   $734,607        $735,189          $735,770   $15,570        $16,151           $16,733
2         $39,780   $734,394        $735,566          $736,806   $17,312        $18,484           $19,725
3         $55,796   $734,185        $735,957          $737,942   $18,497        $20,269           $22,254
4         $72,613   $733,981        $736,362          $739,187   $23,770        $26,151           $28,976
5         $90,271   $733,782        $736,782          $740,552   $28,411        $31,411           $35,180
6        $108,811   $733,587        $737,218          $742,048   $32,311        $35,942           $40,771
7        $128,279   $733,397        $737,670          $743,688   $35,398        $39,672           $45,689
8        $148,719   $733,210        $738,139          $745,485   $37,592        $42,520           $49,867
9        $170,182   $733,028        $738,625          $747,456   $38,832        $44,429           $53,259
10       $192,718   $732,850        $739,129          $749,616   $39,015        $45,294           $55,781
15       $323,471   $732,016        $741,944          $763,963   $15,850        $25,778           $47,797
20       $490,347   $731,271        $745,319          $786,671    $6,271        $20,319           $61,671
25       $703,329   $730,606        $749,366          $822,615    $5,606        $24,366           $97,615
30       $975,154   $730,010        $754,219          $879,508    $5,010        $29,219          $154,508
35     $1,322,079   $729,479        $760,040          $969,559    $4,479        $35,040          $244,559
40     $1,764,852   $729,003        $767,019        $1,112,096    $4,003        $42,019          $387,096
45     $2,329,956   $728,578        $775,389        $1,337,707    $3,578        $50,389          $612,707
50     $3,051,188   $728,198        $785,426        $1,694,812    $3,198        $60,426          $969,812
55     $3,971,683   $727,859        $797,463        $2,260,047    $2,859        $72,463        $1,535,047
60     $5,146,493   $727,555        $811,897        $3,154,719    $2,555        $86,897        $2,429,719
62     $5,702,764   $727,443        $818,446        $3,644,644    $2,443        $93,446        $2,919,644


                CASH SURRENDER VALUE
YEAR     0%             6%              12%
----  -----------------------------------------
1       $8,907         $9,489           $10,070
2       $8,694         $9,866           $11,106
3       $8,485        $10,257           $12,242
4       $8,381        $10,762           $13,587
5       $9,771        $12,771           $16,541
6      $13,671        $17,302           $22,132
7      $16,758        $21,032           $27,049
8      $19,699        $24,627           $31,974
9      $21,990        $27,587           $36,418
10     $23,231        $29,511           $39,997
15      $7,955        $17,882           $39,901
20      $6,271        $20,319           $61,671
25      $5,605        $24,366           $97,615
30      $5,010        $29,219          $154,508
35      $4,479        $35,040          $244,559
40      $4,003        $42,019          $387,096
45      $3,578        $50,389          $612,707
50      $3,198        $60,426          $969,812
55      $2,859        $72,463        $1,535,047
60      $2,555        $86,897        $2,429,719
62      $2,443        $93,446        $2,919,644



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

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                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
               DEATH BENEFIT OPTION: RETURN OF INVESTMENT ACCOUNT



                              $520,000 FACE AMOUNT
                    ISSUE AGE: 55 MALE STANDARD NON-NICOTINE
             $18,115 PLANNED PREMIUM FIRST YEAR, $8,115 THEREAFTER
                   (BASED ON CURRENT, NON GUARANTEED CHARGES)



                FOR POLICIES ISSUED ON OR AFTER [AUGUST 1, 2007]



         TOTAL
       PREMIUMS
        WITH 5%                   DEATH BENEFIT                                ACCOUNT VALUE
YEAR   INTEREST       0%              6%               12%         0%              6%               12%
-----------------------------------------------------------------------------------------------------------
1         $19,021   $529,607        $530,189          $530,770    $13,235         $13,816           $14,398
2         $28,493   $529,394        $530,565          $531,806    $16,887         $18,059           $19,300
3         $38,438   $529,185        $530,956          $532,942    $20,443         $22,214           $24,199
4         $48,881   $528,981        $531,362          $534,187    $26,835         $29,216           $32,040
5         $59,845   $528,782        $531,782          $535,551    $33,261         $36,261           $40,030
6         $71,358   $528,587        $532,218          $537,047    $39,284         $42,915           $47,744
7         $83,447   $528,396        $532,670          $538,687    $45,423         $49,697           $55,714
8         $96,140   $528,210        $533,139          $540,485    $51,744         $56,673           $64,018
9        $109,468   $528,028        $533,625          $542,455    $58,178         $63,775           $72,605
10       $123,462   $527,850        $534,129          $544,615    $64,738         $71,017           $81,503
15       $204,655   $527,016        $536,943          $558,962    $91,555        $101,483          $123,501
20       $308,280   $526,271        $540,318          $581,670   $110,566        $124,613          $165,964
25       $440,534   $525,605        $544,365          $617,612   $128,281        $147,041          $220,288
30       $609,328   $525,010        $549,219          $674,504   $124,539        $148,747          $274,032
35       $824,757   $524,478        $555,039          $764,553    $21,077         $51,638          $261,152
40     $1,099,705   $524,003        $562,019          $907,086     $4,003         $42,019          $387,086
45     $1,450,615   $523,578        $570,388        $1,132,692     $3,578         $50,388          $612,692
50     $1,898,476   $523,198        $580,425        $1,489,788     $3,198         $60,425          $969,788
55     $2,470,072   $522,859        $592,462        $2,055,009     $2,859         $72,462        $1,535,009
60     $3,199,590   $522,555        $606,895        $2,949,659     $2,555         $86,895        $2,429,659
65     $4,130,661   $522,284        $624,204        $4,635,738     $2,284        $104,204        $3,845,738


                 CASH SURRENDER VALUE
YEAR     0%              6%               12%
----  -------------------------------------------
1        $8,907          $9,489           $10,070
2        $8,694          $9,865           $11,106
3        $8,485         $10,256           $12,242
4       $12,413         $14,794           $17,619
5       $19,308         $22,309           $26,078
6       $26,103         $29,734           $34,563
7       $33,018         $37,291           $43,309
8       $40,309         $45,238           $52,584
9       $47,419         $53,016           $61,847
10      $54,650         $60,929           $71,415
15      $86,506         $96,433          $118,452
20     $110,566        $124,613          $165,964
25     $128,281        $147,041          $220,288
30     $124,539        $148,747          $274,032
35      $21,077         $51,638          $261,152
40       $4,003         $42,019          $387,086
45       $3,578         $50,388          $612,692
50       $3,198         $60,425          $969,788
55       $2,859         $72,462        $1,535,009
60       $2,555         $86,895        $2,429,659
65       $2,284        $104,204        $3,845,738






These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

58

-------------------------------------------------------------------------------


                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
               DEATH BENEFIT OPTION: RETURN OF INVESTMENT ACCOUNT



                              $520,000 FACE AMOUNT
                    ISSUE AGE: 55 MALE STANDARD NON-NICOTINE
             $18,115 PLANNED PREMIUM FIRST YEAR, $8,115 THEREAFTER
                         (BASED ON GUARANTEED CHARGES)



                FOR POLICIES ISSUED ON OR AFTER [AUGUST 1, 2007]



         TOTAL
       PREMIUMS
        WITH 5%                   DEATH BENEFIT                               ACCOUNT VALUE
YEAR   INTEREST       0%              6%               12%         0%             6%               12%
----------------------------------------------------------------------------------------------------------
1         $19,021   $529,607        $530,189          $530,770   $13,204         $13,786           $14,367
2         $28,493   $529,394        $530,565          $531,806   $14,487         $15,659           $16,899
3         $38,438   $529,185        $530,956          $532,942   $15,513         $17,285           $19,270
4         $48,881   $528,981        $531,362          $534,187   $19,208         $21,588           $24,413
5         $59,845   $528,782        $531,782          $535,551   $22,716         $25,716           $29,485
6         $71,358   $528,587        $532,218          $537,047   $25,951         $29,582           $34,411
7         $83,447   $528,396        $532,670          $538,687   $28,803         $33,077           $39,094
8         $96,140   $528,210        $533,139          $540,485   $31,167         $36,096           $43,442
9        $109,468   $528,028        $533,625          $542,455   $32,962         $38,559           $47,389
10       $123,462   $527,850        $534,129          $544,615   $34,130         $40,410           $50,896
15       $204,655   $527,016        $536,943          $558,962   $28,182         $38,109           $60,128
20       $308,280   $526,271        $540,318          $581,670    $6,271         $20,318           $61,670
25       $440,534   $525,605        $544,365          $617,612    $5,605         $24,365           $97,612
30       $609,328   $525,010        $549,219          $674,504    $5,010         $29,219          $154,504
35       $824,757   $524,478        $555,039          $764,553    $4,478         $35,039          $244,553
40     $1,099,705   $524,003        $562,019          $907,086    $4,003         $42,019          $387,086
45     $1,450,615   $523,578        $570,388        $1,132,692    $3,578         $50,388          $612,692
50     $1,898,476   $523,198        $580,425        $1,489,788    $3,198         $60,425          $969,788
55     $2,470,072   $522,859        $592,462        $2,055,009    $2,859         $72,462        $1,535,009
60     $3,199,590   $522,555        $606,895        $2,949,659    $2,555         $86,895        $2,429,659
65     $4,130,661   $522,284        $624,204        $4,365,738    $2,284        $104,204        $3,845,738


                 CASH SURRENDER VALUE
YEAR     0%             6%               12%
----  ------------------------------------------
1       $8,907          $9,489           $10,070
2       $8,694          $9,865           $11,106
3       $8,485         $10,256           $12,242
4       $8,381         $10,762           $13,587
5       $8,763         $11,763           $15,533
6      $12,769         $16,400           $21,230
7      $16,398         $20,671           $26,688
8      $19,732         $24,661           $32,007
9      $22,203         $27,800           $36,630
10     $24,042         $30,322           $40,808
15     $23,133         $33,060           $55,078
20      $6,271         $20,318           $61,670
25      $5,605         $24,365           $97,612
30      $5,010         $29,219          $154,504
35      $4,478         $35,039          $244,553
40      $4,003         $42,019          $387,086
45      $3,578         $50,388          $612,692
50      $3,198         $60,425          $969,788
55      $2,859         $72,462        $1,535,009
60      $2,555         $86,895        $2,429,659
65      $2,284        $104,204        $3,845,738






These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

-------------------------------------------------------------------------------

                        HARTFORD LIFE INSURANCE COMPANY
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
               DEATH BENEFIT OPTION: RETURN OF INVESTMENT ACCOUNT

                              $725,000 FACE AMOUNT
                    ISSUE AGE: 58 MALE STANDARD NON-NICOTINE
             $23,359 PLANNED PREMIUM FIRST YEAR, $13,359 THEREAFTER
                   (BASED ON CURRENT, NON GUARANTEED CHARGES)


                   FOR POLICIES ISSUED BEFORE AUGUST 1, 2007

         TOTAL
       PREMIUMS
        WITH 5%                     DEATH BENEFIT                                    ACCOUNT VALUE
YEAR   INTEREST        0%                6%                12%          0%                6%                12%
-------------------------------------------------------------------------------------------------------------------
1         $24,527     $734,607          $735,189          $735,770      $15,600           $16,182           $16,763
2         $39,780     $734,394          $735,565          $736,806      $21,702           $22,873           $24,114
3         $55,796     $734,185          $735,956          $737,942      $27,475           $29,246           $31,231
4         $72,613     $733,981          $736,362          $739,187      $37,883           $40,263           $43,088
5         $90,271     $733,782          $736,782          $740,551      $48,270           $51,270           $55,039
6        $108,811     $733,587          $737,218          $742,047      $57,845           $61,476           $66,305
7        $128,279     $733,396          $737,670          $743,687      $67,586           $71,860           $77,877
8        $148,719     $733,210          $738,139          $745,485      $77,385           $82,313           $89,659
9        $170,182     $733,028          $738,625          $747,455      $87,209           $92,806          $101,637
10       $192,718     $732,850          $739,129          $749,615      $96,992          $103,271          $113,758
15       $323,471     $732,016          $741,943          $763,962     $136,434          $146,362          $168,380
20       $490,347     $731,271          $745,318          $786,670     $153,030          $167,077          $208,428
25       $703,329     $730,605          $749,365          $822,612     $153,563          $172,323          $245,570
30       $975,154     $730,010          $754,219          $879,504      $83,206          $107,415          $232,700
35     $1,322,079     $729,478          $760,039          $969,553       $4,478           $35,039          $244,553
40     $1,764,852     $729,003          $767,019        $1,112,086       $4,003           $42,019          $387,086
42     $1,974,505     $728,827          $770,185        $1,190,138       $3,827           $45,185          $465,138


                   CASH SURRENDER VALUE
YEAR      0%                6%                12%
----  -----------------------------------------------
1          $8,907            $9,489           $10,070
2          $8,694            $9,865           $11,106
3          $8,835           $10,606           $12,592
4         $19,243           $21,623           $24,448
5         $29,630           $32,630           $36,399
6         $39,205           $42,836           $47,665
7         $48,946           $53,220           $59,237
8         $59,492           $64,420           $71,766
9         $70,367           $75,965           $84,795
10        $81,209           $87,488           $97,974
15       $128,539          $138,466          $160,485
20       $153,030          $167,077          $208,428
25       $153,563          $172,323          $245,570
30        $83,206          $107,415          $232,700
35         $4,478           $35,039          $244,553
40         $4,003           $42,019          $387,086
42         $3,827           $45,185          $465,138

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

60

-------------------------------------------------------------------------------

                        HARTFORD LIFE INSURANCE COMPANY
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
               DEATH BENEFIT OPTION: RETURN OF INVESTMENT ACCOUNT

                              $725,000 FACE AMOUNT
                    ISSUE AGE: 58 MALE STANDARD NON-NICOTINE
             $23,359 PLANNED PREMIUM FIRST YEAR, $13,359 THEREAFTER
                         (BASED ON GUARANTEED CHARGES)


                   FOR POLICIES ISSUED BEFORE AUGUST 1, 2007

         TOTAL
       PREMIUMS
        WITH 5%                     DEATH BENEFIT                                    ACCOUNT VALUE
YEAR   INTEREST        0%                6%                12%          0%                6%                12%
-------------------------------------------------------------------------------------------------------------------
1         $24,527     $734,607          $735,189          $735,770      $15,570           $16,151           $16,733
2         $39,780     $734,394          $735,565          $736,806      $21,080           $22,252           $23,492
3         $55,796     $734,185          $735,956          $737,942      $26,233           $28,005           $29,990
4         $72,613     $733,981          $736,362          $739,187      $35,992           $38,372           $41,197
5         $90,271     $733,782          $736,782          $740,551      $45,696           $48,697           $52,466
6        $108,811     $733,587          $737,218          $742,047      $47,188           $50,819           $55,649
7        $128,279     $733,396          $737,670          $743,687      $47,387           $51,660           $57,677
8        $148,719     $733,210          $738,139          $745,485      $46,077           $51,006           $58,352
9        $170,182     $733,028          $738,625          $747,455      $43,028           $48,625           $57,455
10       $192,718     $732,850          $739,129          $749,615      $37,986           $44,265           $54,751
15       $323,471     $732,016          $741,943          $763,962       $7,016           $16,943           $38,962
20       $490,347     $731,271          $745,318          $786,670       $6,271           $20,318           $61,670
25       $703,329     $730,605          $749,365          $822,612       $5,605           $24,365           $97,612
30       $975,154     $730,010          $754,219          $879,504       $5,010           $29,219          $154,504
35     $1,322,079     $729,478          $760,039          $969,553       $4,478           $35,039          $244,553
40     $1,764,852     $729,003          $767,019        $1,112,086       $4,003           $42,019          $387,086
42     $1,974,505     $728,827          $770,185        $1,190,138       $3,827           $45,185          $465,138


                   CASH SURRENDER VALUE
YEAR      0%                6%                12%
----  -----------------------------------------------
1          $8,907            $9,489           $10,070
2          $8,694            $9,865           $11,106
3          $8,485           $10,256           $12,242
4         $17,352           $19,733           $22,558
5         $27,057           $30,057           $33,826
6         $28,549           $32,180           $37,009
7         $28,747           $33,020           $39,037
8         $28,184           $33,113           $40,459
9         $26,186           $31,783           $40,614
10        $22,202           $28,482           $38,968
15         $7,016           $16,943           $38,962
20         $6,271           $20,318           $61,670
25         $5,605           $24,365           $97,612
30         $5,010           $29,219          $154,504
35         $4,478           $35,039          $244,553
40         $4,003           $42,019          $387,086
42         $3,827           $45,185          $465,138

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

-------------------------------------------------------------------------------

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
               DEATH BENEFIT OPTION: RETURN OF INVESTMENT ACCOUNT

                              $520,000 FACE AMOUNT
                    ISSUE AGE: 55 MALE STANDARD NON-NICOTINE
             $18,115 PLANNED PREMIUM FIRST YEAR, $8,115 THEREAFTER
                   (BASED ON CURRENT, NON GUARANTEED CHARGES)


                   FOR POLICIES ISSUED BEFORE AUGUST 1, 2007

         TOTAL
       PREMIUMS
        WITH 5%                     DEATH BENEFIT                                    ACCOUNT VALUE
YEAR   INTEREST        0%                6%                12%          0%                6%                12%
-------------------------------------------------------------------------------------------------------------------
1         $19,021     $529,607          $530,189          $530,770      $13,235           $13,816           $14,398
2         $28,493     $529,394          $530,565          $531,806      $16,887           $18,059           $19,300
3         $38,438     $529,185          $530,956          $532,942      $20,443           $22,214           $24,199
4         $48,881     $528,981          $531,362          $534,187      $26,835           $29,216           $32,040
5         $59,845     $528,782          $531,782          $535,551      $33,261           $36,261           $40,030
6         $71,358     $528,587          $532,218          $537,047      $39,284           $42,915           $47,744
7         $83,447     $528,396          $532,670          $538,687      $45,423           $49,697           $55,714
8         $96,140     $528,210          $533,139          $540,485      $51,744           $56,673           $64,018
9        $109,468     $528,028          $533,625          $542,455      $58,178           $63,775           $72,605
10       $123,462     $527,850          $534,129          $544,615      $64,738           $71,017           $81,503
15       $204,655     $527,016          $536,943          $558,962      $91,555          $101,483          $123,501
20       $308,280     $526,271          $540,318          $581,670     $110,566          $124,613          $165,964
25       $440,534     $525,605          $544,365          $617,612     $128,281          $147,041          $220,288
30       $609,328     $525,010          $549,219          $674,504     $124,539          $148,747          $274,032
35       $824,757     $524,478          $555,039          $764,553      $21,077           $51,638          $261,152
40     $1,099,705     $524,003          $562,019          $907,086       $4,003           $42,019          $387,086
45     $1,450,615     $523,578          $570,388        $1,132,692       $3,578           $50,388          $612,692


                   CASH SURRENDER VALUE
YEAR      0%                6%                12%
----  -----------------------------------------------
1          $8,907            $9,489           $10,070
2          $8,694            $9,865           $11,106
3          $8,485           $10,256           $12,242
4         $12,413           $14,794           $17,619
5         $19,308           $22,309           $26,078
6         $26,103           $29,734           $34,563
7         $33,018           $37,291           $43,309
8         $40,309           $45,238           $52,584
9         $47,419           $53,016           $61,847
10        $54,650           $60,929           $71,415
15        $86,506           $96,433          $118,452
20       $110,566          $124,613          $165,964
25       $128,281          $147,041          $220,288
30       $124,539          $148,747          $274,032
35        $21,077           $51,638          $261,152
40         $4,003           $42,019          $387,086
45         $3,578           $50,388          $612,692

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No represen-tation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

62

-------------------------------------------------------------------------------

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
               DEATH BENEFIT OPTION: RETURN OF INVESTMENT ACCOUNT

                              $520,000 FACE AMOUNT
                    ISSUE AGE: 55 MALE STANDARD NON-NICOTINE
             $18,115 PLANNED PREMIUM FIRST YEAR, $8,115 THEREAFTER
                         (BASED ON GUARANTEED CHARGES)


                   FOR POLICIES ISSUED BEFORE AUGUST 1, 2007

         TOTAL
       PREMIUMS
        WITH 5%                     DEATH BENEFIT                                    ACCOUNT VALUE
YEAR   INTEREST        0%                6%                12%          0%                6%                12%
-------------------------------------------------------------------------------------------------------------------
1         $19,021     $529,607          $530,189          $530,770      $13,204           $13,786           $14,367
2         $28,493     $529,394          $530,565          $531,806      $16,485           $17,657           $18,898
3         $38,438     $529,185          $530,956          $532,942      $19,652           $21,423           $23,409
4         $48,881     $528,981          $531,362          $534,187      $25,637           $28,018           $30,843
5         $59,845     $528,782          $531,782          $535,551      $31,636           $34,636           $38,406
6         $71,358     $528,587          $532,218          $537,047      $33,382           $37,013           $41,842
7         $83,447     $528,396          $532,670          $538,687      $34,545           $38,819           $44,836
8         $96,140     $528,210          $533,139          $540,485      $34,989           $39,918           $47,264
9        $109,468     $528,028          $533,625          $542,455      $34,567           $40,164           $48,995
10       $123,462     $527,850          $534,129          $544,615      $33,124           $39,404           $49,890
15       $204,655     $527,016          $536,943          $558,962       $7,016           $16,943           $38,962
20       $308,280     $526,271          $540,318          $581,670       $6,271           $20,318           $61,670
25       $440,534     $525,605          $544,365          $617,612       $5,605           $24,365           $97,612
30       $609,328     $525,010          $549,219          $674,504       $5,010           $29,219          $154,504
35       $824,757     $524,478          $555,039          $764,553       $4,478           $35,039          $244,553
40     $1,099,705     $524,003          $562,019          $907,086       $4,003           $42,019          $387,086
45     $1,450,615     $523,578          $570,388        $1,132,692       $3,742           $46,857          $612,692


                   CASH SURRENDER VALUE
YEAR      0%                6%                12%
----  -----------------------------------------------
1          $8,907            $9,489           $10,070
2          $8,694            $9,865           $11,106
3          $8,485           $10,256           $12,242
4         $11,216           $13,596           $16,421
5         $17,684           $20,684           $24,453
6         $20,200           $23,831           $28,661
7         $22,139           $26,413           $32,430
8         $23,554           $28,483           $35,829
9         $23,809           $29,406           $38,236
10        $23,036           $29,316           $39,802
15         $7,016           $16,943           $38,962
20         $6,271           $20,318           $61,670
25         $5,605           $24,365           $97,612
30         $5,010           $29,219          $154,504
35         $4,478           $35,039          $244,553
40         $4,003           $42,019          $387,086
45         $3,742           $46,857          $612,692

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representa-tion can be made that these rates of return can be achieved for any one year or sustained over a period of time.

-------------------------------------------------------------------------------

WHERE YOU CAN FIND MORE INFORMATION

You can call us at 1-800-231-5453 to ask us questions, or to receive a copy of the Statement of Additional Information, free of charge. The Statement of Additional Information, which is considered a part of this Prospectus because it is incorporated by reference, contains more information about this life insurance policy and, like this prospectus, is filed with the Securities and Exchange Commission. You should read the Statement of Additional Information because you are bound by the terms contained in it. You can contact your financial adviser for a personalized illustration of policy fees and charges, free of charge.

We file other information with the Securities and Exchange Commission. You may read and copy any document we file at the SEC's public reference room located at 100 F Street, NE, Room 1580, Washington, DC 20549. Copies of documents filed with the SEC may be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Section. Please call the SEC at 202-551-8090 for further information. Our SEC filings are also available to the public at the SEC's web site at http://www.sec.gov.

811-3072-03

                                     PART B

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

-------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION (PART B)
HARTFORD QUANTUM II
VARIABLE UNIVERSAL LIFE INSURANCE
SEPARATE ACCOUNT VL I
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus. To obtain a prospectus, call us at 1-800-231-5453.


DATE OF PROSPECTUS: MAY 1, 2007 AS AMENDED [AUGUST 1, 2007]


DATE OF STATEMENT OF ADDITIONAL INFORMATION: MAY 1, 2007

2                                HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

-------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                          PAGE
--------------------------------------------------------------------------------
GENERAL INFORMATION AND HISTORY                                                3
SERVICES                                                                       3
EXPERTS                                                                        3
DISTRIBUTION OF THE POLICIES                                                   3
ADDITIONAL INFORMATION ABOUT CHARGES                                           4
PERFORMANCE DATA                                                               4

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                3

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GENERAL INFORMATION AND HISTORY

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("HARTFORD") -- Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

Hartford Life and Annuity Insurance Company is controlled by Hartford Life Insurance Company, which is controlled by Hartford Life & Accident Insurance Company, which is controlled by Hartford Life Inc., which is controlled by Hartford Accident & Indemnity Company, which is controlled by Hartford Fire Insurance Company, which is controlled by Nutmeg Insurance Company, which is controlled by The Hartford Financial Services Group, Inc. Each of these companies is engaged in the business of insurance and financial services.

SEPARATE ACCOUNT VL I was established as a separate account under Connecticut law on June 8, 1995. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

SERVICES

SAFEKEEPING OF ASSETS -- Title to the assets of the Separate Account is held by Hartford. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

EXPERTS


[To be filed by amendment].


DISTRIBUTION OF THE POLICIES

Hartford Equity Sales Company, Inc. ("HESCO") serves as principal underwriter for the policies and offers the policies on a continuous basis. HESCO is controlled by Hartford and is located at the same address as Hartford. HESCO is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD").

Hartford currently pays HESCO underwriting commissions for its role as Principal Underwriter of all policies offered through this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HESCO in its role as Principal Underwriter has been: 2006: $51,443,389; 2005:
34,284,714; and 2004: $39,196,326. HESCO did not retain any of these underwriting commissions.

HESCO enters into sales agreements with registered broker-dealers, financial institutions and other parties ("Financial Intermediaries"). The policies are sold by salespersons who represent Hartford as insurance agents and who are registered representatives ("Sales Representatives") of HESCO or certain other registered broker-dealers who have entered into sales agreements with HESCO.

Financial Intermediaries are compensated according to a schedule in the sales agreement and are subject to any rules or regulations that apply to variable life insurance compensation. This compensation is usually paid from sales charges described in the Prospectus. The compensation generally consists of commissions and may involve other types of payments that are described more fully in the Prospectus.

ADDITIONAL INFORMATION ABOUT CHARGES

PREMIUM CHARGE -- The premium charge under the policies may be used to cover expenses related to the sale and distribution of the policies. Refer to prospectus for applicable sales load.

REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain charges and deductions described above may be reduced for policies issued in connection with a specific plan, in accordance with our rules in effect as of the date the application for a policy is approved. To qualify for such a reduction, a plan must satisfy certain criteria, i.e., as to size of the plan, expected number of participants and anticipated premium payment from the plan. Generally, the sales contacts and effort, administrative costs and mortality cost per policy vary, based on such factors as the size of the plan, the purposes for which policies are purchased and

4                                HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

-------------------------------------------------------------------------------

certain characteristics of the plan's members. The amount of reduction and the criteria for qualification will be reflected in the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying plans. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in Separate Account VL I.

UNDERWRITING PROCEDURES -- To purchase a policy you must submit an application to us. Within limits, you may choose the Scheduled Premiums and the initial Face Amount and the Guarantee Period in the policy application. Policies generally will be issued only on the lives of insureds the ages of 0 and 85 who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason.

The Cost of Insurance charge is to cover our anticipated mortality costs and other expenses. For standard risks, the Cost of Insurance rates will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Smoker or Nonsmoker Table, age last birthday. A table of guaranteed Cost of Insurance rates per $1,000 will be included in each Policy; however, we reserve the right to use rates less than those shown in such table. Substandard risks will be charged a higher Cost of Insurance rate which will not exceed rates based on a multiple of the 1980 Commissioners' Standard Ordinary Mortality Smoker or Nonsmoker Table, age last birthday. The multiple will be based on the Insured's risk class. We will determine the Cost of Insurance rate at the start of each Policy Year. Any changes in the Cost of Insurance rate will be made uniformly for all Insureds of the same issue age, sex and risk class and whose coverage has been in force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the Insured's health.

Because the Account Value and the Death Benefit may vary from month to month, the Cost of Insurance charge may also vary on each Monthly Activity Date.

PERFORMANCE DATA

Hartford may advertise the performance history of the underlying Funds of the policy. Performance history is based on the Funds' past performance only and is no indication of future performance.

The performance history of the underlying Funds includes deductions for the total fund operating expenses of the Funds. The performance information does not include any charges or fees that are deducted from your policy. These are charges and fees such as premium base loads, mortality and expense risk charges, cost of insurance, administrative and issue charges, and surrender charges. These charges vary depending on your age, gender, Face Amount, underwriting class, premiums, policy duration, and account value. All of these policy charges will have a significant impact on your policy's account value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your policy's performance, you should obtain a personalized illustration based on historical Fund performance from your financial adviser.

Performance history of the underlying Funds is measured by comparing the value of the Fund at the beginning of the period to the value of the Fund at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years, and since the inception date of the Fund if the Fund has existed for more than ten years.

FINANCIAL STATEMENTS


[To be filed by amendment].


The financial statements of the Company and the Separate Account follow this page of the SAI. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account.

                                     PART C

                               OTHER INFORMATION

ITEM 26.  EXHIBITS

(a) Resolution of the Board of Directors of Hartford Life and Annuity Insurance Company ("Hartford") authorizing the establishment of the Separate Account.(1)
(b)    Not Applicable.
(c)    Principal Underwriting Agreement.(2)
(d)    Form of Flexible Premium Variable Life Insurance Policy.(3)
(e)    Form of Application for Flexible Premium Variable Life Insurance
       Policies.(1)
(f)    Certificate of Incorporation of Hartford and Bylaws of Hartford.(4)
(g)    Contracts of Reinsurance.(5)
(h)    Form of Participation Agreement.(7)
(i)    Not Applicable.
(j)    Not Applicable.
(k)    To be filed by amendment.
(l)    Actuarial Opinion.(7)
(m)    Calculations.(7)
(m)(1) Calculations.(8)
(n)    To be filed by amendment.
(o)    No financial statement will be omitted.
(p)    Not Applicable.
(q)    Memorandum describing transfer and redemption procedures.(6)
(r)    Copy of Power of Attorney.

------------

(1) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 33-61267, on January 23, 1996.

(2) Incorporated by reference to the Initial Submission to the Registration Statement on Form S-6, File No. 333-07471, on July 2, 1996.

(3) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, File No. 333-127379, on November 10, 2005.

(4) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement File No. 333-69487, filed on April 9, 2001.

(5) Incorporated by reference to the Post-Effective Amendment No. 4 to the Registration Statement on Form S-6, File No. 333-07471, on April 14, 1999.

(6) Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-127379, filed on April 9, 2007.

(7) Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-6, File No. 333-50280, filed on April 9, 2007.

(8) Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-127379, filed on May 30, 2007.

ITEM 27.  OFFICERS AND DIRECTORS.

NAME                                                            POSITION WITH HARTFORD
------------------------------------------------------------------------------------------------------------------
Robert Arena                        Senior Vice President
Simpa Baiye                         Assistant Actuary
David G. Bedard                     Senior Vice President
David A. Carlson                    Director of Taxes, Senior Vice President
Richard G. Costello                 Vice President and Secretary
Rochelle S. Cummings                Vice President
James Davey                         Senior Vice President
Christopher M. Grinnell             Assistant Vice President
Daniel R. Guilbert                  Actuary, Vice President
Susan M. Hess                       Assistant Vice President
Charles E. Hunt                     Vice President
Jeannie M. Iannello                 Vice President
Anne Iezzi                          Vice President, Chief Compliance Officer
Stephen T. Joyce                    Senior Vice President
Thomas P. Kalmbach                  Vice President and Actuary
Diane Krajewski                     Assistant Vice President
Glenn D. Lammey                     Chief Financial Officer, Executive Vice President, Director*
Dawn M. LeBlanc                     Assistant Vice President
Debra L. Ludovissie                 Assistant Vice President
Joseph F. Mahoney                   Vice President
Thomas M. Marra                     President, Chief Executive Officer and Chairman of the Board, Director*
Kenneth A. McCullum                 Senior Vice President and Actuary
Ernest M. McNeill, Jr.              Senior Vice President and Chief Accounting Officer*
Jonathan L. Mercier                 Assistant Vice President
Peter J. Michalik                   Vice President
John J. Mittelstadt                 Assistant Vice President
Colleen B. Pernerewski              Chief Compliance Officer of Separate Accounts
Craig R. Raymond                    Senior Vice President
Michael J. Roscoe                   Vice President and Actuary
Richard Rubin                       Assistant Vice President
Wade A. Seward                      Vice President
Martin A. Swanson                   Vice President
Charles D. Tatro                    Actuary, Assistant Vice President
James E. Trimble                    Senior Vice President and Chief Actuary
Charles N. Vest                     Vice President and Actuary
Andrew J. Waggoner                  Vice President
Jean H. Walker                      Vice President
John C. Walters                     Executive Vice President, Director*
Richard J. Wirth                    Assistant Vice President
Neal S. Wolin                       Executive Vice President, General Counsel
Lizabeth H. Zlatkus                 Executive Vice President, Director*
David M. Znamierowski               Executive Vice President and Chief Investment Officer, Director*

Unless otherwise indicated, the principal business address of each of the above individuals is Hartford Plaza, Hartford, CT 06115.

* Denotes Board of Directors of Hartford.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement, File No. 333-50280, filed on April 9, 2007.

ITEM 29.  INDEMNIFICATION

     Sections 33-770 to 33-779, inclusive, of the Connecticut General Statutes provide the standards under which a corporation may indemnify an individual for liability, including legal expenses, incurred because such individual is a party to a proceeding because the individual was a director, officer, employee, or agent of the corporation. Specifically, Section 33-771(a)(2) permits a corporation to indemnify a director if the corporation, pursuant to Section 33-636(b)(5), obligated itself under its certificate of incorporation to indemnify a director for liability except for certain liability involving conduct described in Section 33-636(b)(5). Section 33-776 permits a corporation to indemnify an officer, employee, or agent of the corporation to the same extent as a director as may be provided by the corporation's bylaws, certificate of incorporation, or resolution of the board of directors.

     Section 33-771(e) provides that a corporation incorporated prior to January 1, 1995, must, except to the extent that the certificate of incorporation provides otherwise, indemnify a director to the extent that indemnification is permissible under Sections 33-770 to 33-779, inclusive. Section 33-776(d) sets forth a similar provision with respect to officers, employees and agents of a corporation.

       1. Based on the statutes referenced above, the Depositor must indemnify a director if the director:

           A.  conducted himself in good faith;

           B. reasonably believed (a) in the case of conduct in his official capacity, that his conduct was in the best interests of the corporation or (b) in all other cases, that his conduct was at least not opposed to the best interests of the corporation; and

           C. in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful; or

       2. engaged in conduct for which broader indemnification had been made permissible or obligatory under a provision of the Depositor's certificate of incorporation.

     In addition, the Depositor must indemnify officers, employees and agents for liability if the individual:

           A.  conducted himself in good faith;

           B. reasonably believed (a) in the case of conduct in his official capacity, that his conduct was in the best interests of the corporation or (b) in all other cases, that his conduct was at least not opposed to the best interests of the corporation; and

           C. in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

     Section 33-777 permits a corporation to procure insurance on behalf of an individual who was a director or officer of the corporation. Consistent with the statute, the directors and officers of the Depositor and Hartford Securities Distribution Company, Inc. ("HSD") are covered under a directors and officers liability insurance policy.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange

     Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.  PRINCIPAL UNDERWRITERS

       (a) HESCO acts as principal underwriter for the following investment companies:

     Hartford Life Insurance Company - Separate Account VL I

     Hartford Life Insurance Company - Separate Account VL II

     Hartford Life Insurance Company - ICMG Secular Trust Separate Account

     Hartford Life Insurance Company - ICMG Registered Variable Life Separate Account A

     Hartford Life and Annuity Insurance Company - Separate Account VL I

     Hartford Life and Annuity Insurance Company - Separate Account VL II

     Hartford Life and Annuity Insurance Company - ICMG Registered Variable Life Separate Account One

       (b) Directors and Officers of HESCO

                                                           POSITIONS AND OFFICES
NAME                                                          WITH UNDERWRITER
------------------------------------------------------------------------------------------------------------
Diana Benken                    Chief Financial Officer
Brian Murphy                    Chief Executive Officer, President/ILD Business Line Principal, Director
William D. Wilcox               AML Compliance Officer, Chief Legal Officer and Secretary
Joseph F. Mahoney               Vice President/IIP/HLPP
Thomas M. Marra                 Chairman of the Board, Director
John C. Walters                 Director

     Unless otherwise indicated, the principal business address of each of the above individuals is Hartford Plaza, Hartford, CT 06115.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

     All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Hartford at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

ITEM 32.  MANAGEMENT SERVICES

     All management contracts are discussed in Part A and Part B of this Registration Statement.

ITEM 33.  REPRESENTATION OF REASONABLENESS OF FEES

     Hartford hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it duly caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, and State of Connecticut on this 30th day of May, 2007.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT VL I
(Registrant)

By:    Thomas M. Marra*                     *By:   /s/ Jerry K. Scheinfeldt
       -----------------------------------         -----------------------------------
       Thomas M. Marra,                            Jerry K. Scheinfeldt
       President, Chief Executive Officer          Attorney-in-Fact
       and Chairman of the Board*

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
(Depositor)

By:    Thomas M. Marra*
       -----------------------------------
       Thomas M. Marra,
       President, Chief Executive Officer
       and Chairman of the Board*

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Glenn D. Lammey, Chief Financial Officer, Executive Vice
 President, Director*
Thomas M. Marra, President, Chief Executive Officer and Chairman
 of the Board, Director*
Ernest M. McNeill, Jr., Senior Vice President & Chief Accounting
 Officer*
John C. Walters, Executive Vice President, Director*               *By:   /s/ Jerry K. Scheinfeldt
                                                                          -----------------------------------
Lizabeth H. Zlatkus, Executive Vice President,                            Jerry K. Scheinfeldt
 Director*                                                                Attorney-in-Fact
David M. Znamierowski, Executive Vice President & Chief            Date:  May 30, 2007
 Investment Officer, Director*

333-127380

                                 EXHIBIT INDEX

      1.1  Copy of Power of Attorney.